Exhibit 10.9

purchase and sale agreement

by and among

Pattern Energy Group Inc.,

VERTUOUS ENERGY CANADA INC.,

each, a Purchaser

and

PATTERN ENERGY GROUP LP,

Seller

Dated as of

June 16, 2017

Direct or Indirect Interests

in

MONT SAINTE-MARGUERITE WIND FARM L.p.

and

MONT SAINTE-MARGUERITE WIND FARM INC.

list of APPENDICES

Appendix A-1	General Definitions

Appendix A-2	Rules of Construction

Appendix B	Transaction Terms and Conditions

Appendix C	Acquired Interests; Ownership Structure; and Wind Project Information

Appendix D	Documents and Key Counterparties

list of schedules

Schedule 2.5	Seller Consents and Approvals

Schedule 3.5	Purchaser Consents and Approvals

Schedule 4.2(f)	Tax Allocation

Schedule 6.4(b)	Control of Defense of Third Party Claims

PURCHASE and Sale AGREEMENT

THIS PURCHASE and Sale AGREEMENT (this “Agreement”), dated as of June 16, 2017, is made by and among Pattern Energy Group Inc., a Delaware corporation (“PEGI”), Vertuous Energy Canada, Inc., a corporation incorporated under the federal laws of Canada (“PSP,” each of PSP and PEGI a “Purchaser,” and together, “Purchasers”), and Pattern Energy Group LP, a Delaware limited partnership (“Seller”). Capitalized terms used in this Agreement shall have the respective meanings specified in Appendix A-1 attached hereto.

RECITALS

WHEREAS, Seller owns, directly or indirectly through one or more of its Affiliates (each such Affiliate, a “Seller Affiliate”), some or all of the membership or partnership interest, shares, voting securities, or other equity interests, as applicable, in the project company which owns the wind project (herein referred to as the “Project Company”, as described on Part I of Appendix C attached hereto; and the “Wind Project”, as described on Part II of Appendix C); and

WHEREAS, Seller desires to sell to Purchasers, and Purchasers desire to purchase from Seller, the Acquired Interests defined and described in Part I of Appendix C attached hereto (herein referred to as the “Acquired Interests”), with each Purchaser severally purchasing the percentage of the Acquired Interests set forth opposite its name in Part I of Appendix C (such Purchaser’s “Percentage Portion”).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual terms, conditions and agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE 1
PURCHASE AND SALE OF THE ACQUIRED INTERESTS

1.1       Agreement to Sell and Purchase. Subject to the satisfaction or waiver (by the party for whose benefit such condition exists) of the conditions set forth in Article 5 and the other terms and conditions of this Agreement, at the Closing (a) Seller shall sell, assign, transfer and convey (or, if applicable, cause the Subsidiary Transferors to sell, assign, transfer and convey) the Acquired Interests to Purchasers, and (b) each Purchaser shall severally purchase its Percentage Portion of the Acquired Interests from Seller (or, if applicable, the Subsidiary Transferors), for its pro rata portion of the Purchase Price set forth opposite its name in Part I of Appendix B (such Purchaser’s “Separate Purchase Price”, and collectively, the “Aggregate Purchase Price”).

1.2       Signing Date Deliverables. On or prior to the date of this Agreement, Seller has delivered or is delivering to Purchasers the Financial Model for the Project Company as of the date hereof. On the date of this Agreement each of Seller and Purchasers shall deliver to the other party the deliverables set forth in Part II of Appendix B.

1.3       Purchase Price. The purchase price payable by each Purchaser to Seller (or, if applicable, the Subsidiary Transferor) for the Acquired Interests at Closing shall be such Purchaser’s Separate Purchase Price set forth in Part I of Appendix B. The Aggregate Purchase Price shall be subject to adjustment by the Purchase Price Adjustment (if any) set forth in Part I of Appendix B. All payments of the Aggregate Purchase Price and any Purchase Price Adjustment shall be paid by wire transfer of same day funds in the applicable Currency to the applicable accounts set forth in Part I of Appendix B. The Post-Closing Adjustment shall be paid as set forth in Part I of Appendix B.

1.4       The Closing. The closing of the transactions contemplated by this Agreement (the “Closing”) will take place on the date and at the location specified in Part III of Appendix B or such other time and place as the parties hereto shall mutually agree (including Closing by facsimile or “PDF” electronic mail transmission exchange of executed documents or signature pages followed by the exchange of originals as soon thereafter as practicable), and will be effective as of 12:01 a.m. Eastern Time on the day the Closing occurs.

1.5       Conduct of Closing.

(a)       At or prior to the Closing, Seller shall deliver, or cause to be delivered, to each Purchaser:

(i)	the original certificates representing such Purchaser’s Percentage Portion of the Acquired Interests duly endorsed for transfer by Seller (or, if applicable, the Subsidiary Transferors) to such Purchaser or with appropriate powers with respect thereto duly endorsed by Seller (or, if applicable, such Subsidiary Transferors); provided, that if the Acquired Interests are not in certificated form, Seller shall deliver to such Purchaser a duly executed assignment agreement or other instrument conveying such Acquired Interests to such Purchaser in form and substance reasonably acceptable to such Purchaser;

(ii)	any other documents and certificates contemplated by Article 4 and Article 5 hereof to be delivered by or on behalf of Seller, including the certificate referred to in Section 5.2(d);

(iii)	not less than ten (10) Business Days prior to its delivery of a Closing Notice, Seller shall deliver to the Purchasers (A) an updated Financial Model for the Wind Project, which shall be revised pursuant to Part I of Appendix B and which shall be used to determine the Purchase Price Adjustment; and (B) a detailed calculation of the proposed Purchase Price Adjustment. The Purchasers shall have a period of five (5) Business Days to review and confirm the updates to the Financial Model and the calculation of the Purchase Price Adjustment. If any Purchaser disapproves of such updates to the Financial Model and/or the calculation of the Purchase Price Adjustment, the parties shall have a further period

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of five (5) Business Days to negotiate same. In the event that the parties cannot agree on such updates to the Financial Model and/or calculation of the Purchase Price Adjustment (acting reasonably) following such five (5) Business Day period, (x) the parties shall resolve any dispute in accordance with the procedures set forth in Section 7.4 (which, for the avoidance of doubt, shall not delay the Closing Date) and (y) the amount in dispute shall be retained by the Purchaser(s) until the dispute is resolved as aforesaid. Subject to the foregoing, Seller shall deliver to Purchasers a signed direction containing the final determination of the Separate Purchase Price (less any disputed amount) for each Purchaser not less than five (5) Business Days prior to the Closing Date; and

(iv)	any other Closing deliverables set forth in Appendix B-1.

(b)       At or prior to the Closing, each Purchaser shall deliver to Seller and the other Purchaser:

(i)	the documents and certificates contemplated by Article 4 and Article 5 hereof to be delivered by or on behalf of such Purchaser, including the certificate referred to in Section 5.3(d); and

(ii)	any other Closing deliverables set forth in Appendix B-2.

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF SELLER

Except as set forth in, or qualified by any matter set forth in, the Schedules attached hereto, Seller hereby represents and warrants to Purchasers as set forth in this Article 2 as of (a) the date hereof and (b) if the Closing Date is not the date of this Agreement, the Closing Date, in each case, unless otherwise specified in the representations and warranties below, in which case the representation and warranty is made as of such date. Whether or not a particular Section of this Article 2 refers to a specific, numbered Schedule, such Section shall, to the extent applicable, be subject to the exceptions, qualifications, and other matters set forth in the Schedules to the extent that the relevance of such exceptions, qualifications or other matters is reasonably apparent on the face thereof.

2.1       Organization and Status. Each of Seller and each Subsidiary Transferor (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation as set forth in the preamble to this Agreement or Part I of Appendix C, as applicable, (b) is duly qualified, authorized to do business and in good standing in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and (c) has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now being conducted. Seller has made available to Purchasers complete and correct copies of the Organization Documents for the Acquired Entities and each of their respective Subsidiaries. Part I of Appendix C sets forth a list of each Subsidiary of each Acquired Entity and for each Subsidiary: (a) its name, (b) the

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number and type of its outstanding equity securities and a list of the holders thereof and (c) its jurisdiction of organization. Each Subsidiary of an Acquired Entity is a legal entity duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite organizational power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted, and is duly qualified, registered or licensed to do business as a foreign entity and is in good standing in each jurisdiction in which the property owned, leased or operated by such Person or the nature of the business conducted by such Person makes such qualification necessary, except where the failure to be so duly qualified, registered or licensed and in good standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

2.2       Power; Authority; Enforceability. Each of Seller and each Subsidiary Transferor has the legal capacity and power to enter into, deliver and perform its obligations under this Agreement and has been duly authorized, in accordance with its Organization Documents, to enter into, deliver and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by Seller and constitutes the legal valid and binding obligation of Seller, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

2.3       No Violation. The execution, delivery and performance by Seller of its obligations under this Agreement, and the performance by each Subsidiary Transferor of this Agreement, in each case including without limitation the sale of the Acquired Interests to the Purchasers, do not, and will not, (a) violate any Governmental Rule to which Seller, any Subsidiary Transferor, each Acquired Entity or any of their respective Subsidiaries is subject or the Organization Documents of Seller, any Subsidiary Transferor, the Acquired Entities or any of their respective Subsidiaries, (b) result in the creation or imposition of any Lien (other than a Permitted Lien) upon the Acquired Interests, the Acquired Entities or any of their respective Subsidiaries, (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Seller or any Subsidiary Transferor is a party or by which Seller or any Subsidiary Transferor is bound, (d) other than as set forth in Schedule 2.5, conflict with, result in a breach of, constitute a default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify or cancel or require any Consent under any Material Contract or (e) other than as set forth in Schedule 2.5, require any notice under any Material Contract, except in the case of this clause (e), as would not reasonably be expected to be material in the context of the Wind Project or otherwise prevent or materially impair or materially delay the consummation of the transactions contemplated by this Agreement.

2.4       No Litigation.

(a)       None of Seller, the Subsidiary Transferors or their respective Affiliates is a party to or has received written notice of any pending or, to the Knowledge of Seller, threatened litigation, action, suit, proceeding or governmental investigation against Seller, the

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Subsidiary Transferors or their respective Affiliates which would reasonably be expected to be material to the ownership of the Acquired Interests or which seeks the issuance of an order restraining, enjoining, altering or materially delaying the consummation of the transactions contemplated by this Agreement.

(b)       None of the Acquired Entities or any of their respective Subsidiaries is a party to or has received written notice of any pending or, to the Knowledge of Seller, threatened litigation, action, suit, proceeding or governmental investigation which would reasonably be expected to be material to the Acquired Entities, any of their respective Subsidiaries or the Wind Project or which seeks the issuance of an order restraining, enjoining, altering or materially delaying the consummation of the transactions contemplated by this Agreement.

(c)       There are no material disputes with any counterparty to a Material Contract, nor has any Acquired Entity or any of its Subsidiaries made any material warranty claim under any Material Contract.

2.5       Consents and Approvals. Except as set forth in Schedule 2.5, no Consent of any Governmental Authority is required by or with respect to Seller, the Subsidiary Transferors, the Acquired Entities or any of their respective Subsidiaries in connection with the execution and delivery of this Agreement by Seller, or the consummation by Seller or any Subsidiary Transferor of the transaction contemplated hereby, except for any Consents which if not obtained or made prior to the Closing would not reasonably be expected to prevent or impair or delay the consummation of the transactions contemplated by this Agreement and which can be reasonably expected to be obtained or made in the ordinary course after the Closing.

2.6       Acquired Interests. Seller owns, directly or indirectly through one or more Seller Affiliates, of record and beneficially one hundred percent (100%) of the Acquired Interests. Part I of Appendix C sets forth the equity capitalization of the Acquired Entities and each of their respective Subsidiaries. All of the interests described in Part I of Appendix C have been duly authorized, validly issued and are fully-paid and non-assessable and, except as set forth on Part I of Appendix C, there are no outstanding (i) equity interests or voting securities of any of the Acquired Entities or any of their respective Subsidiaries, (ii) securities of each of the Acquired Entities or any of their respective Subsidiaries convertible into or exchangeable for any equity interests or voting securities of any of the Acquired Entities or any of their respective Subsidiaries or (iii) options or other rights to acquire from any of the Acquired Entities or any of their respective Subsidiaries, or other obligation of any of the Acquired Entities or any of their respective Subsidiaries to issue, any equity interests or voting securities or securities convertible into or exchangeable for equity interests or voting securities of any of the Acquired Entities or any of their respective Subsidiaries, or any obligations of any of the Acquired Entities or any of their respective Subsidiaries to repurchase, redeem or otherwise acquire any of the foregoing. The Seller (or, if applicable, the Subsidiary Transferors) has good and valid title to, and has, or will have, full power and authority to convey, the Acquired Interests, as of the Closing Date. The Acquired Interests have been, or will be, validly issued, and are, or will be, fully paid and non-assessable. No Person other than Purchasers has any written or oral agreement or option or any right or privilege, whether by law, pre-emptive or contractual, capable of becoming an agreement or option for the purchase or acquisition from Seller or any Subsidiary Transferor of

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any of the Acquired Interests. On the Closing Date, Seller (or, if applicable, the Subsidiary Transferors) will convey to Purchasers good and valid title to the Acquired Interests free and clear of all Liens, other than (i) any Liens granted by the Purchasers pursuant to the Term Loan Agreement and (ii) any obligations imposed under the Organization Documents of the Acquired Entities or their respective Subsidiaries or restrictions arising under applicable securities laws.

2.7       Solvency. There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by or, to the Knowledge of Seller, threatened against, Seller or any Subsidiary Transferor, the Acquired Entities or any of their respective Subsidiaries. None of Seller, any Subsidiary Transferor, the Acquired Entities or any of their respective Subsidiaries (a) has had a receiver, receiver and manager, liquidator, sequestrator, trustee or other officer with similar powers appointed over all or part of its business or its assets, and to the Knowledge of Seller, no application therefor is pending or threatened, (b) is insolvent or presumed to be insolvent under any law or is unable to pay its debts as and when they fall due, (c) has made a general assignment for the benefit of its creditors, or (d) has taken any action to approve any of the foregoing.

2.8       Compliance with Law.

(a)       There has been no actual violation by Seller or any Subsidiary Transferor of or failure by Seller or any Subsidiary Transferor to comply with any Governmental Rule that is applicable to it, or allegation by any Governmental Authority of such a violation, that would reasonably be expected to prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement.

(b)       To the Knowledge of Seller, there has been no actual violation by any of the Acquired Entities or any of their respective Subsidiaries of or failure by any of the Acquired Entities or any of their respective Subsidiaries to comply with any Governmental Rule that is applicable to it, or allegation by any Governmental Authority of such a violation, that would reasonably be expected to be material and relates to the Wind Project or would otherwise reasonably be expected to prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement.

2.9       Taxes.

(a)       Mont Sainte-Marguerite Wind Farm Inc. (the “General Partner”), any Subsidiary Transferor and each of Pattern MSM GP Holdco and Pattern MSM Management is, and has been at all times, a resident of Canada for the purposes of the Income Tax Act (Canada) (the “Canadian Tax Act”).

(b)       Each of the Project Company and PRHC Holdings LP is a Canadian partnership within the meaning of the Canadian Tax Act.

(c)       The Project Company is not a “SIFT Partnership” within the meaning of the Canadian Tax Act.

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(d)       No jurisdiction or authority in or with which the Acquired Entities do not file Tax Returns has alleged that they are required to file such Tax Returns.

(e)       Each of the Acquired Entities has timely filed all Tax Returns that it is required to file in all applicable jurisdictions and all such Tax Returns are accurate and complete in all material respects, has timely paid or has caused to be timely paid all Taxes it is required to pay to the extent due (other than those Taxes that it is contesting in good faith and by appropriate proceedings, with adequate, segregated reserves established for such Taxes) and, to the extent such Taxes are not due, has established or caused to be established reserves that are adequate for the payment thereof as required by GAAP.

(f)       Each of the Acquired Entities has withheld from each payment made to any Person, including a Person who is or is deemed to be a non-resident of Canada, all amounts required by applicable law to be withheld, and has remitted such withheld amounts within the prescribed periods to the appropriate Governmental Authorities.

(g)       Each of the Acquired Entities has charged, collected and remitted on a timely basis all Taxes as required under applicable laws on any sale, supply or delivery whatsoever, made by it.

(h)       Each of the Acquired Entities is registered under GST/QST Legislation and their registration numbers are as follows:

(i)	Project Company: 81535 9989

(ii)	General Partner: 81850 2197

(iii)	Pattern MSM GP Holdco: 73025 1923

(iv)	Pattern MSM Management: 81571 7186.

(i)       Each of the Acquired Entities has maintained and continues to maintain at its place of business in Canada all material records and books of account required to be maintained under applicable Law, including laws relating to sales and use Taxes.

(j)       No reassessments of the Taxes of any Acquired Entity have been issued and are outstanding. None of the Seller, the Subsidiary Transferor or any Acquired Entity has received any indication from any Governmental Authority that an assessment or reassessment of any Acquired Entity is proposed in respect of any Taxes, regardless of its merits. No Acquired Entity has executed or filed with any Governmental Authority any agreement or waiver extending the period for assessment, reassessment or collection of any Taxes.

(k)       The terms and conditions made or imposed in respect of every transaction (or series of transactions) between an Acquired Entity and any Person that is (i) a non-resident of Canada for purposes of the Canadian Tax Act, and (ii) not dealing at arm’s length with it for purposes of the Canadian Tax Act, do not differ from those that would have been made between persons dealing at arm’s length for purposes of the Canadian Tax Act.

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(l)       There are no Liens for Taxes on any of the assets of the Acquired Entities other than Permitted Liens.

2.10       Unregistered Securities. Assuming the accuracy of the representations made by the Purchasers in Section 3.8 and Section 3.9, (i) it is not necessary in connection with the sale of the Acquired Interests, under the circumstances contemplated by this Agreement, to register such Acquired Interests under the Securities Act of 1933 (the “Securities Act”) and (ii) no filings are required pursuant to the securities laws of any province or territory of Canada or under any other applicable securities laws.

2.11       Broker’s Fees. None of Seller, any Subsidiary Transferor, any of the Acquired Entities or any of their respective Subsidiaries has any liability or obligation for any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

2.12       Material Contracts. Parts I, III, IV and V of Appendix D collectively set forth a list of all Material Contracts. At or prior to the date hereof (or, in the case of Material Contracts included in any Updated Disclosure Schedules, at or prior to the date such Updated Disclosure Schedules are delivered) Seller has provided Purchasers with, or access to, copies of all Material Contracts. Each Material Contract is in full force and effect and constitutes the legal, valid, binding and enforceable obligation of the applicable Acquired Entity or Subsidiary that is a party thereto and, to the Knowledge of Seller, each other party thereto, in accordance with its terms, except as such terms may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors’ rights generally and (ii) general principles of equity, whether considered in a proceeding in equity or at law. No Acquired Entity or any of its Subsidiaries, or to the Knowledge of Seller, any other party thereto (i) is in breach of or default in any material respect under a Material Contract and, to the Knowledge of Seller, no event has occurred and continuing which, with notice or the lapse of time or both, would constitute a material breach of or default under a Material Contract or would give rise to any right of termination, cancellation, acceleration, amendment, suspension or revocation of a Material Contract, or (ii) has received any written notice of termination or suspension of any Material Contract, and to the Knowledge of Seller, no action is being taken by any Person to terminate or suspend any Material Contract.

2.13       Real Property.

(a)       Except as set forth in Part II of Appendix C, no Acquired Entity nor any of its Subsidiaries owns any real property. To the Knowledge of Seller, no Governmental Authority has commenced the exercise of any eminent domain or similar power with respect to any Project Company Real Property owned by the Acquired Entities or any of their respective Subsidiaries, and there are no pending or, to the Knowledge of Seller, threatened condemnation or eminent domain proceedings that affect any such Project Company Real Property.

(b)       The interests of the Acquired Entities and their respective Subsidiaries in all Project Company Real Property are insured under the Title Policy identified in Part II of Appendix D. The Acquired Entities and their respective Subsidiaries have good and marketable title to or, subject to the terms and conditions of the Material Leases, the right to use all Project

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Company Real Property, free and clear of all Liens other than Permitted Liens. With respect to the Project Company Real Property any such Person leases or on which such Person was granted servitudes or superficies pursuant to the Material Leases, the Acquired Entities or their respective Subsidiaries, as applicable, have peaceful and undisturbed nonexclusive possession under all Material Leases, servitudes or superficies under which they are leasing or occupying property in accordance with the terms and conditions of the relevant Material Leases, servitude or superficies and subject to the Permitted Liens. All rents and other payments under the Material Leases have been paid in full to the extent due.

(c)       The Project Company Real Property is sufficient to provide the Acquired Entities and their respective Subsidiaries with continuous, uninterrupted and, together with public roads, contiguous access to the Wind Project sufficient for the operation and maintenance of the Wind Project as currently conducted. All utility services necessary for the construction and operation of the Wind Project for its intended purposes are available or are reasonably expected to be so available as and when required upon commercially reasonable terms.

2.14       Permits. Part II of Appendix C sets forth a list of all material Permits acquired or held by the Acquired Entities or their respective Subsidiaries in connection with the operation of the Wind Project. The Acquired Entities or their respective Subsidiaries hold in full force and effect all Permits required for the operation of the Wind Project as presently conducted, other than those Permits required in connection with certain construction and maintenance activities which are ministerial in nature and can reasonably be expected to be obtained in due course on commercially reasonable terms and conditions as and when needed. None of the Acquired Entities or any of their respective Subsidiaries is in material default or material violation, and, to the Knowledge of Seller, no event has occurred and continuing which, with notice or the lapse of time or both, would constitute a material default or material violation of, or would give rise to any right of termination, cancellation, acceleration, amendment, suspension or revocation under, any of the terms, conditions or provisions of any Permits held by the Acquired Entities or their respective Subsidiaries. There are no legal proceedings pending or, to the Knowledge of Seller, threatened in writing, relating to the suspension, revocation or modification of any Permits held by the Acquired Entities or any of their respective Subsidiaries.

2.15       Environmental Matters. Except as set forth in Part II of Appendix D, (i) each of the Acquired Entities and its Subsidiaries, the Project Company Real Property and the Wind Project are in material compliance with all Environmental Laws, (ii) none of the Acquired Entities or any of their respective Subsidiaries has caused or contributed to the release of any Hazardous Substances in any material respect, and (iii) neither Seller nor any Acquired Entity has received written notice from any Governmental Authority of any material Environmental Claim, or any written notice of any investigation, or any written request for information, in each case, under any Environmental Law. None of Seller, the Acquired Entities or any of their respective Subsidiaries has given any release or waiver of liability that would waive or impair any material claim based on the presence of Hazardous Substances in, on or under any real property, against a previous owner of any real property or against any Person who may be potentially responsible for the presence of Hazardous Substances in, on or under any such real property.

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2.16       Insurance. Part II of Appendix D sets forth a list of all material insurance maintained by or on behalf of the Acquired Entities or any of their respective Subsidiaries (the “Insurance Policies”). All Insurance Policies are now in full force and effect. All premiums with respect to the Insurance Policies covering all periods to and including the date hereof have been paid and, with respect to premiums due and payable prior to Closing, will be so paid. None of these Insurance Policies have lapsed and, to the Knowledge of Seller, there are no circumstances that have rendered such insurance unenforceable, void or voidable. None of Seller, any Subsidiary Transferor, the Acquired Entities or any of their respective Subsidiaries has received any written notice in the past 12 months from the insurer under any Insurance Policies disclaiming coverage, reserving rights with respect to a particular claim or such Insurance Policy in general or canceling or materially amending any such Insurance Policy. Each of the Acquired Entities and any of its Subsidiaries’ assets and properties are insured in amounts no less than as required by applicable Law, applicable Permits or any Material Contract to which such Person is a party or by which its assets or properties are bound.

2.17       Financial Model. The Financial Model has been prepared in good faith based on reasonable assumptions as to the estimates set forth therein and is consistent in all material respects with the provisions of the Material Contracts.

2.18       Financial Statements; No Undisclosed Liabilities; No Material Adverse Effect. The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis with prior periods, are correct and complete in all material respects and present fairly in accordance with GAAP the assets, liabilities, financial condition and results of operations of the Project Company as at their respective dates for the periods covered by the respective Financial Statements. No Acquired Entity has any Indebtedness other than (i) as disclosed in the Financial Statements or pursuant to the Material Contracts, (ii) incurred since the date of the Financial Statements and disclosed on Appendix D, (iii) incurred after the date hereof with Purchasers’ prior written consent, and (iv) interest and fees accrued on any Indebtedness referred to in clause (i) after the date of the Financial Statements. Except as set forth in the Financial Statements, none of the Acquired Entities nor any of their respective Subsidiaries has any liabilities that would be required to be disclosed on a balance sheet prepared in accordance with GAAP, other than any liabilities incurred in the ordinary course of business since the date of the most recent balance sheet included in the Financial Statements and any liabilities contained in the Material Contracts, other than liabilities thereunder arising from contractual breach. Since the date of the most recent balance sheet included in the Financial Statements, no Material Adverse Effect has occurred.

2.19       Personal Property. The Acquired Entities or a Subsidiary of an Acquired Entity has good and valid title to (or a valid leasehold interest in) the Personal Property currently owned or used by the Acquired Entities and their respective Subsidiaries in the operation of the Wind Project (other than Personal Property that individually and in the aggregate are immaterial to such operations), and such title or leasehold interests are free and clear of Liens other than Permitted Liens. All Personal Property that is material to the operation of the Wind Project is in good operating condition and repair, subject to normal wear and maintenance, and is usable in the ordinary course of business.

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2.20       Employees. None of the Acquired Entities or any of their respective Subsidiaries has, or has ever had, any employees.

2.21       Employee Benefits. No employee benefit plan is maintained, established or sponsored by any Acquired Entity or any of their respective Subsidiaries nor does any Acquired Entity or any of their respective Subsidiaries participate in or contribute to any such plan.

2.22       Labor Matters. None of the Acquired Entities or any of their respective Subsidiaries is a party to any collective bargaining agreement with a labor union or organization or any other Contract with any labor union or other employee representative of a group of employees.

2.23       Intellectual Property. The Acquired Entities or their respective Subsidiaries own, license or can acquire on reasonable terms the Intellectual Property necessary to operate the Wind Project. To the Knowledge of Seller, no Intellectual Property required to operate the Wind Project infringes upon or otherwise violates any intellectual property rights of any third party. There are no unresolved pending or, to the Knowledge of Seller, threatened actions or claims that allege that any Acquired Entity or any of its Subsidiaries has infringed or otherwise violated any material intellectual property rights of any third party. To the Knowledge of Seller, no third party is infringing, misappropriating or otherwise violating rights in any material respect any Intellectual Property of the Acquired Entities or any of their respective Subsidiaries.

2.24       Affiliate Transactions. Except as disclosed on Appendix E, there are no transactions, contracts or liabilities between or among (a) any of the Acquired Entities or their respective Subsidiaries on the one hand, and (b) Seller, any of its Affiliates or, to the Knowledge of Seller, any current representative of any of the Acquired Entities or their respective Subsidiaries, Seller or its Affiliates, or any member of the immediate family of any such representative, on the other hand.

2.25       First Nations Matters. Other than as disclosed in Part V of Appendix D (i) there is no pending dispute with, or to the Knowledge of Seller threatened by, any First Nation in respect of aboriginal rights, aboriginal title, treaty rights or any other aboriginal interest of such First Nation in or to all or any portion of the Project Company Real Property or the Wind Project and (ii) no Acquired Entity or any of its Subsidiaries is a party to any agreement with a First Nations to provide benefits, pecuniary or otherwise, with respect to the Wind Project at any stage of development. Part V of Appendix D lists all First Nations with which the Acquired Entities or their respective Subsidiaries has had active consultation in developing the Wind Project.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PurchaserS

Except as set forth in, or qualified by any matter set forth in, the Schedules attached hereto, each Purchaser hereby severally represents and warrants to Seller as set forth in this Article 3 as of (A) the date hereof and (B) if the Closing Date is not the date of this Agreement, the Closing Date, in each case, unless otherwise specified in the representations and warranties below, in which case the representation and warranty is made as of such date. Whether or not a particular Section of this Article 3 refers to a specific, numbered Schedule, such Section shall, to

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the extent applicable, be subject to the exceptions, qualifications, and other matters set forth in the Schedules to the extent that the relevance of such exceptions, qualifications or other matters is reasonably apparent on the face thereof.

3.1       Organization and Status. Such Purchaser (a) is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation as set forth in the preamble to this Agreement, (b) is duly qualified, authorized to do business and in good standing in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, and (c) has all requisite power and authority to own or hold under lease the property it purports to own or hold under lease and to carry on its business as now being conducted. Such Purchaser has made available to Seller complete and correct copies of the Organization Documents for such Purchaser.

3.2       Power; Authority; Enforceability. Such Purchaser has the legal capacity and power to enter into and perform its obligations under this Agreement and has been duly authorized, in accordance with its Organization Documents, to enter into and perform its obligations under this Agreement. This Agreement has been duly executed and delivered by such Purchaser and constitutes the legal valid and binding obligation of such Purchaser, severally enforceable against such Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium, reorganization and similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

3.3       No Violation. The execution, delivery and performance by such Purchaser of its obligations under this Agreement, including without limitation the purchase of the Acquired Interests from Seller or the Subsidiary Transferors, do not, and will not, (a) violate any Governmental Rule to which such Purchaser is subject or the Organization Documents of such Purchaser, or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which such Purchaser is a party or by which such Purchaser is bound.

3.4       No Litigation. Such Purchaser is not a party to and has not received written notice of any pending or, to the Knowledge of such Purchaser, threatened litigation, action, suit, proceeding or governmental investigation against such Purchaser, which, in either case, would reasonably be expected to materially impair or delay the ability of such Purchaser to perform its obligations under this Agreement or which seeks the issuance of an order restraining, enjoining, altering or materially delaying the consummation of the transactions contemplated by this Agreement.

3.5       Consents and Approvals. Except as set forth in Schedule 3.5, no Consent of any Governmental Authority or any other Person, is required by or with respect to such Purchaser in connection with the execution and delivery of this Agreement by such Purchaser, or the consummation by such Purchaser of the transaction contemplated hereby, except for any consents which if not obtained would not reasonably be expected to materially impair or delay the ability of such Purchaser to perform its obligations under this Agreement.

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3.6       Solvency. There are no bankruptcy, reorganization or arrangement proceedings pending against, being contemplated by or, to the Knowledge of such Purchaser, threatened against such Purchaser. Such Purchaser (a) has not had a receiver, receiver and manager, liquidator, sequestrator, trustee or other officer with similar powers appointed over all or part of its business or assets, and to the Knowledge of such Purchaser, no application therefor is pending or threatened, (b) is not insolvent or presumed to be insolvent under any Law and is able to pay its debts as and when they fall due, (c) has not made a general assignment for the benefit of its creditors, and (d) has not taken any action to approve any of the foregoing.

3.7       Compliance with Law. To the Knowledge of such Purchaser, there has been no actual violation by such Purchaser of or failure of such Purchaser to comply with any Governmental Rule that is applicable to it, or allegation by any Governmental Authority of such a violation, that would reasonably be expected to prevent or materially impair or delay the consummation of the transactions contemplated by this Agreement.

3.8       Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of Section 73.3(1) of the Securities Act (Ontario) if such Purchaser is resident in the Province of Ontario or within the meaning of National Instrument 45-106 – Prospectus Exemptions if the Purchaser is resident elsewhere in Canada, and, if the Purchaser is a U.S. Person, the Purchaser is an “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) of Regulation D, promulgated by the Securities and Exchange Commission under the Securities Act (provided that, in each case, upon reasonable request of the Seller at any time, such Purchaser shall provide a written certificate to such effect to the Seller).

3.9       Purchase Entirely for Own Account. The Acquired Interests to be acquired by such Purchaser will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, such Purchaser further represents that such Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Acquired Interests.

3.10       Broker’s Fee. Such Purchaser has no liability or obligation for any fees or commissions payable to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

ARTICLE 4
COVENANTS; OTHER OBLIGATIONS

4.1       Covenants Between Signing and Closing. If the Closing Date is not the date of this Agreement, the provisions of this Section 4.1 shall apply during the period from the date hereof to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 5.4:

(a)       Project Specific Pre-Closing Covenants of Seller. Seller shall use commercially reasonable efforts to conduct the business, operations and affairs of the each of the

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Acquired Entities only in the ordinary and normal course of business, subject to the following provisions with respect to any proposed entry into any Material Contract or any proposed amendment, termination or waiver (in whole or in part) of any Material Contract (each such proposal, a “Material Contract Change”):

(i)	Seller shall give prior written notice to Purchasers of, and shall to the extent practicable consult in good faith with Purchasers regarding, any Material Contract Change that would reasonably be expected to materially and adversely affect the Operating Period; and

(ii)	Seller may, but shall not be obligated to, seek by written notice the approval of each Purchaser to any Material Contract Change. During the twenty calendar-day period following delivery of any such notice, Seller shall provide to each Purchaser promptly any information within Seller’s possession regarding such Material Contract Change as such Purchaser reasonably requests. Each Purchaser shall, by the end of such twenty calendar-day period, notify Seller whether it approves (acting reasonably) such Material Contract Change. If neither Purchaser approves such Material Contract Change, Seller may (A) abstain from proceeding with such Material Contract Change, (B) proceed with such Material Contract Change (in which case each Purchaser retains its right to assert a failure of a condition precedent to Closing, if applicable), or (C) terminate this Agreement. If either Purchaser approves such Material Contract Change while the other Purchaser does not, Seller may nonetheless proceed with such Material Contract Change. In such event, the non-approving Purchaser shall be deemed to have refused to waive a condition precedent to Closing under Section 5.2, and Section 5.5(b)(ii) or (c)(ii) shall apply at any time thereafter. If either Purchaser fails to complete the Closing as a result of a proposed Material Contract Change, then the Seller must proceed with such Material Contract Change, or notify the non-approving Purchaser and provide such non-approving Purchaser with the opportunity to complete the Closing.

(b)       Access, Information and Documents. Subject to the next sentence, Seller will give to each Purchaser and to such Purchaser’s counsel, accountants and other representatives reasonable access during normal business hours to all material Books and Records and the Wind Project (subject to all applicable safety and insurance requirements and any limitations on Seller’s rights to, or right to provide others with, access) and will furnish to such Purchaser all such documents and copies of documents and all information, including operational reports, with respect to the affairs of the Acquired Entities, the Seller Affiliates, and the Wind Project as such Purchaser may reasonably request. If, by reason of any confidentiality obligations imposed on Seller by any counterparty to a Contract who deals at arm’s length with

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Seller, Seller is unable to comply with the foregoing covenant, Seller and such Purchaser shall use commercially reasonable efforts to obtain all necessary consents or waivers required to make the disclosure (which, in the case of such Purchaser, may include the requirement to enter into a reasonable confidentiality or non-disclosure agreement). Each Purchaser agrees to comply with any confidentiality obligations which would be applicable to it under any such Contracts received from Seller hereunder.

(c)       Updating of Disclosure Schedules. Seller shall notify Purchasers in writing of any material changes, additions, or events occurring after the date of this Agreement which require a representation and warranty of Seller (other than any representations or warranties in Sections 2.6, 2.7 and 2.11, which, for clarity, may not be updated by Seller) to be supplemented with a new Schedule or cause any material change in or addition to a Schedule promptly after Seller becomes aware of the same by delivery of such new Schedule or appropriate updates to any such Schedule (each, an “Updated Disclosure Schedule”) to Purchaser. Each Updated Disclosure Schedule shall (i) expressly state that it is being made pursuant to this Section 4.1(c), (ii) specify the representations and warranties to which it applies and (iii) describe in reasonable detail the changes, additions or events to which it relates. No Updated Disclosure Schedule delivered pursuant to this Section 4.1(c) shall be deemed to cure any breach of any representation or warranty made to any Purchaser unless such Purchaser specifically agrees thereto in writing or, as provided in and subject to Article 5, consummates the Closing under this Agreement after receipt of such written notification, nor shall any such Updated Disclosure Schedule be considered to constitute or give rise to a waiver by either of the Purchasers of any condition set forth in this Agreement, unless such Purchaser specifically agrees thereto in writing or consummates the Closing under this Agreement after receipt of such written notification.

(d)       Further Assurances. Each of the parties hereto shall use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated hereby as soon as practicable.

4.2       Other Covenants

(a)       Costs, Expenses. Except as may be specified elsewhere in this Agreement, such Purchaser shall pay all costs and expenses, including legal fees and the fees of any broker, environmental consultant, insurance consultant, independent engineer, and title company retained by such Purchaser for its due diligence and its negotiation, performance of and compliance with this Agreement. Seller shall pay all costs and expenses (including in connection with any reports, studies or other documents listed in Part II of Appendix D, unless specifically noted in Part II of Appendix D), including legal fees and the fees of any broker of Seller or its Affiliates, relating to or resulting from the negotiation, performance of and compliance with this Agreement by Seller.

(b)       Public Announcement; Confidentiality. No party hereto shall make or issue, or cause to be made or issued, any public announcement or written statement concerning this Agreement or the transactions contemplated hereby without the prior written consent of the other parties, except to the extent required by law (including any disclosure which, in the

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reasonable judgment of the disclosing party, is necessary or appropriate to comply with Governmental Rules and standards governing disclosures to investors) or in accordance with the rules, regulations and orders of any stock exchange. Seller shall not, and shall cause its Affiliates and directors, officers, employees, agents, consultants advisors and partners not to, disclose any confidential information in or relating to this Agreement other than (i) to its Affiliates and its and their directors, officers, employees, agents, consultants, advisors and partners, provided in each case that such recipient is bound by reasonable confidentiality obligations, (ii) as required by applicable law or regulation or (iii) with the prior consent of Purchasers. Seller shall not use, and shall not enable any third party to use, any confidential information in or relating to this Agreement that constitutes material non-public information regarding Purchasers in a manner that is prohibited by the U.S. securities laws.

(c)       Regulatory Approvals. Each party shall use its commercially reasonable efforts to obtain all required regulatory approvals (including the required Governmental Approvals set forth in Part VII of Appendix B) as promptly as possible and, in any event, prior to the Closing Date. To that end, each of the parties shall make, or cause to be made, all other filings and submissions, and submit all other documentation and information that in the reasonable opinion of any Purchaser is required or advisable, to obtain the regulatory approvals, and will use its commercially reasonable efforts to satisfy all requests for additional information and documentation received under or pursuant to those filings, submissions and the applicable legislation and any orders or requests made by any Governmental Authority. For the purposes of obtaining Competition Act Approval, PEGI shall be responsible for making any and all notification filings and related applications and submissions on behalf of New MSM LP Holdco, and the Purchasers shall share equally the responsibility for the payment of all required filing fees to the Commissioner of Competition with respect to obtaining the Competition Act Approval. Notwithstanding any other provision of this Agreement, no Purchaser will be required to (i) propose or agree to accept any undertaking or condition, enter into any consent agreement, make any divestiture or accept any operational restriction or other behavioral remedy, (ii) take any action that, in the reasonable judgment of such Purchaser, could be expected to limit the right of such Purchaser to own or operate all or any portion of the business or assets of the Acquired Entities or any of their respective Subsidiaries, or of such Purchaser or any of its Affiliates, or to conduct their respective affairs in a manner consistent with how they each conduct their affairs as of the date of this Agreement, or (iii) contest or defend any judicial or administrative proceeding brought by any Governmental Authority seeking to prohibit, prevent, restrict or unwind the consummation of all or a part of the transaction contemplated herein.

(d)       Consents. Except in respect of regulatory approvals, which shall be governed by Section 4.2(c), as promptly as possible and, in any event, prior to the Closing Date, Seller shall use commercially reasonable efforts to (i) make or cause to be made all filings required by Law to be made by it in order to consummate the transaction contemplated hereby; and (ii) seek and obtain all Consents required pursuant to Section 2.5.

(e)       Other Obligations of Seller and Purchasers. The parties mutually covenant as follows:

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(i)	to use all reasonable efforts in good faith to obtain promptly the satisfaction of the conditions to Closing of the transactions contemplated herein;

(ii)	to furnish to the other parties and to the other parties’ counsel all such information as may be reasonably required in order to effectuate the foregoing actions, including draft regulatory filings and submissions, provided that such information may be redacted to render illegible any commercially sensitive portions thereof, and in such event the parties will meet in good faith to agree on protective measures to allow disclosure of such redacted information to counsel in a manner that affords the maximum protection to such commercially sensitive information as is reasonable in the circumstances; and

(iii)	to advise the other parties promptly if any party determines that any condition precedent to its obligations hereunder will not be satisfied in a timely manner.

(f)       Allocation of Aggregate Purchase Price. The Aggregate Purchase Price shall be allocated between the Acquired Interests based on the percentages set forth on Schedule 4.2(f) and the parties agree to report the transactions contemplated in this Agreement in a manner consistent with such allocation in the preparation, filing and audit of any Tax Return.

(g)       Allocation of Partnership Income and Loss. With respect to the income or loss of the Project Company for the fiscal year in which the Closing occurs, the Purchasers shall cause the General Partner to allocate income or loss of the Project Company for the period up to and including the date of Closing to the Seller, and to allocate income or loss of the Project Company for the period after the date of Closing to New MSM LP Holdco.

4.3       Governance Documents. From the date of this Agreement until the Closing Date, the Purchasers shall negotiate in good faith the definitive Amended and Restated Limited Partnership Agreement, Shareholder Agreement and ULC Shareholder Agreement.

ARTICLE 5
CONDITIONS TO CLOSING; TERMINATION

5.1       Conditions Precedent to Each Party’s Obligations to Close. The obligations of the parties to proceed with the Closing under this Agreement are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by all parties in their sole discretion):

(a)       No Violations. The consummation of the transactions contemplated hereby shall not violate any applicable Governmental Rule.

(b)       No Adverse Proceeding. No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and there

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shall not have been threatened, nor shall there be pending, any action or proceeding by or before any court or Governmental Authority challenging any of the transactions contemplated by this Agreement or seeking monetary relief by reason of the consummation of such transactions.

(c)       No Termination. This Agreement shall not have been terminated pursuant to Section 5.4.

(d)       Other Conditions Precedent to Closing to Each Party’s Obligations. The conditions precedent, if any, set forth on Appendix B-3 shall have been satisfied (any one or more of which may be waived in whole or in part by all parties in their sole discretion).

5.2       Conditions Precedent to Obligations of Purchasers to Close. The obligations of each Purchaser to proceed with the Closing under this Agreement with respect to the purchase of the Acquired Interests are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by such Purchaser in its sole discretion):

(a)       Representations and Warranties. The representations and warranties of Seller set forth in Sections 2.1 to 2.7 (inclusive) and 2.11 shall be true and correct as of the Closing Date as if made at and as of such date. All other representations and warranties of Seller set forth in Article 2 shall be true and correct at and as of the Closing Date as if made at and as of such date (other than any representations or warranties that are qualified by materiality, including by reference to Material Adverse Effect, which shall be true in all respects) as though such representations and warranties were made on and as of the Closing Date, except to the extent that (i) such representations and warranties expressly relate to an earlier date, in which case as of such earlier date and (ii) the failure of such representations and warranties to be true and correct, taken in the aggregate, would not have a Material Adverse Effect.

(b)       Performance and Compliance. Seller shall have performed, in all material respects, all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by it on or before the Closing.

(c)       Consents. All necessary Consents shall have been obtained, including those set forth in Schedules 2.5 and 3.5.

(d)       Certificate of Seller. Such Purchaser shall have received a certificate of Seller dated the date of the Closing confirming the matters set forth in Sections 5.2(a) and (b) in a form reasonably acceptable to such Purchaser.

(e)       Good Standing Certificate. Such Purchaser shall have received a good standing certificate of Seller, each Subsidiary Transferor, each of the Acquired Entities and each of their respective Subsidiaries, in each case issued by the secretary of state of the state or provincial authority of the province (as applicable) of its formation.

(f)       Satisfactory Instruments. All instruments and documents reasonably required on the part of Seller to effectuate and consummate the transactions contemplated hereby

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shall be delivered to such Purchaser and shall be in form and substance reasonably satisfactory to such Purchaser.

(g)       Loan Documents. Absence of any material amendment to, or any default under, any Loan Document (as defined in the Term Loan Agreement).

(h)       Term Conversion. Term Conversion shall have occurred.

(i)       Material Contracts. Absence of any amendment to, entry into, termination or waiver (in whole or in part) of any Material Contract, except any such amendment, termination or waiver that has been approved by each Purchaser, that would reasonably be expected to materially and adversely affect the Operating Period.

5.3       Conditions Precedent to the Obligations of Seller to Close. Subject to Section 5.5, the obligations of Seller to proceed with the Closing hereunder with respect to Seller’s sale of the Acquired Interests are subject to the fulfillment prior to or at Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller in its sole discretion):

(a)       Purchase Price. Purchasers shall have transferred in immediately available funds the Aggregate Purchase Price pursuant to, in accordance with and into the account or accounts designated in, Part I of Appendix B.

(b)       Representations and Warranties. The representations and warranties set forth in Article 3 shall be true and correct at and as of the Closing Date as if made at and as of such date (other than any representations or warranties that are made as of a specific date, which shall be true and correct as of such date).

(c)       Performance and Compliance. Purchasers shall have performed all of the covenants and complied, in all material respects, with all the provisions required by this Agreement to be performed or complied with by it on or before the Closing.

(d)       Certificate of Purchaser. Seller shall have received a certificate of each Purchaser dated the date of the Closing confirming the matters set forth in Sections 5.3(b) and (c) in a form reasonably acceptable to Seller.

(e)       Satisfactory Instruments. All instruments and documents required on the part of each Purchaser to effectuate and consummate the transactions contemplated hereby shall be delivered to Seller and shall be in form and substance reasonably satisfactory to Seller.

(f)       Other Conditions Precedent to Seller’s Obligation to Close. The conditions precedent, if any, set forth in Appendix B-5 shall have been satisfied or waived in whole or in part by Seller in Seller’s sole discretion.

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5.4       Termination. If the Closing Date is not the date of this Agreement, the following termination provisions shall be applicable:

(a)       By the Parties. This Agreement may be terminated at any time by mutual written consent of Purchasers and Seller.

(b)       By Either Party. This Agreement may be terminated at any time prior to the Closing by either Seller or either of the Purchasers, if (i) a Governmental Approval required to be obtained as set forth on Part VII of Appendix B shall have been denied and all appeals of such denial have been taken and have been unsuccessful, (ii) one or more courts of competent jurisdiction in the United States or Canada (as applicable), any state, provincial or any other applicable jurisdiction has issued an order permanently restraining, enjoining, or otherwise prohibiting the Closing, and such order has become final and non-appealable, or (iii) the Closing has not occurred by the Outside Closing Date, but if such failure to close by the Outside Closing Date is due to any breach of this Agreement by any party, such party shall not have any right to terminate this Agreement pursuant to this clause (iii).

(c)       Other Termination Rights. This Agreement may be terminated at any time prior to the Closing by the applicable party if and to the extent permitted in Part V of Appendix B.

(d)       Termination Procedure. In the event of termination of this Agreement by any or all parties pursuant to this Section 5.4, written notice thereof will forthwith be given by the terminating party to the other parties and this Agreement will terminate and the transactions contemplated hereby will be abandoned, without further action by any party. If this Agreement is terminated as permitted by this Section 5.4, such termination shall be without liability of any party (or any stockholder, shareholder, director, officer, employee, agent, consultant or representative of such party) to the other parties to this Agreement; provided that (i) the foregoing will not relieve any party for any liability for willful and intentional material breaches of its obligations hereunder occurring prior to such termination and (ii) except as specifically set forth herein, nothing in this Agreement shall derogate from the provisions of the Purchase Rights Agreements, which agreements shall remain in full force and effect after termination of this Agreement.

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5.5       Purchaser Default or Waiver.

(a)       Closing Notice. Upon the satisfaction of the conditions set forth in Sections 5.1 and 5.2, Seller shall deliver a notice to Purchasers scheduling the date of the Closing (a “Closing Notice”), which shall be at least ten (10) Business Days after the date of delivery of the Closing Notice. Subject to Sections 1.5(a)(iii) and 4.1(a), if any Purchaser fails to confirm its willingness to proceed with the Closing within three (3) Business Days after delivery of the Closing Notice, or confirms such willingness but subsequently fails to pay its Separate Purchase Price, such Purchaser shall be deemed to be a “Defaulting Purchaser.” For greater certainty, a Purchaser shall not be considered a Defaulting Purchaser where a condition to Closing in its favor (or a mutual condition to Closing in favor of Purchasers and Seller) has not been fulfilled and it has elected not to waive such condition.

(b)       PSP Breach. On the date scheduled for the Closing or within ten (10) days after the Closing, in the event that (i) PSP is a Defaulting Purchaser (a “PSP Default”), or (ii) PEGI elects to waive a condition precedent to Closing under Section 5.2 but PSP does not so elect (a “PEGI Waiver”), PEGI shall have the right, exercisable in its sole discretion and by written notice to the other parties, to (A) fund the entire Aggregate Purchase Price (including any Purchase Price Adjustment) within thirty (30) days following such PSP Default or PEGI Waiver, as applicable, or as may be reasonably extended for PEGI to obtain financing, additional regulatory approvals or applicable internal consents to consummate such funding, in which case, following the consummation of such funding, PEGI shall be the sole Purchaser of the Acquired Interests under this Agreement, (B) decline to fund any amount under this Agreement, or (C) fund PEGI’s Separate Purchase Price (including any Purchase Price Adjustment) only.

(c)       PEGI Breach. On the date scheduled for the Closing or within ten (10) days after the Closing, in the event that (i) PEGI is a Defaulting Purchaser (a “PEGI Default”), or (ii) PSP elects to waive a condition precedent to Closing under Section 5.2 but PEGI does not so elect (a “PSP Waiver”), PSP shall have the right, exercisable in its sole discretion and by written notice to the other parties, to (A) fund the entire Aggregate Purchase Price (including any Purchase Price Adjustment) within thirty (30) days following such PEGI Default or PSP Waiver, as applicable, or as may be reasonably extended for PSP to obtain financing, additional regulatory approvals or applicable internal consents to consummate such funding, in which case, following the consummation of such funding, PSP shall be the sole Purchaser of the Acquired Interests under this Agreement, (B) decline to fund any amount under this Agreement, or (C) with the consent of Seller, fund PSP’s Separate Purchase Price (including any Purchase Price Adjustment) only.

(d)       Effect. In the event that either Purchaser funds the entire Aggregate Purchase Price pursuant to paragraph (b)(A) or (c)(A) above, as applicable, the other Purchaser (whether or not it is a Defaulting Purchaser) shall not have any further obligations pursuant to this Agreement and Seller shall have no claim against such other Purchaser under this Agreement or at Law. In the event that either Purchaser declines to fund any amount under this Agreement or funds its Separate Purchase Price pursuant to paragraph (b)(B) or (C) or paragraph (c)(B) or (C) above, as applicable, the other Purchaser shall remain subject to all its obligations, and Seller shall retain all its rights against such other Purchaser, pursuant to this Agreement. For greater

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certainty, Seller shall not have any claim against a Purchaser who elects not to waive a condition to Closing in its favor (or a mutual condition to Closing in favor of Purchasers and Seller).

ARTICLE 6
REMEDIES FOR BREACHES OF THIS AGREEMENT

6.1       Indemnification.

(a)       By Seller. Subject to the limitations set forth in this Article 6 and Section 7.14, from and after the Closing, Seller agrees to indemnify and hold harmless each Purchaser and its Affiliates together with their respective directors, officers, managers, employees and agents (each a “Purchaser Indemnified Party”) from and against any and all Losses that any Purchaser Indemnified Party incurs by reason of or in connection with any of the following circumstances:

(i)	any breach by Seller of any representation or warranty made by it in Article 2 (subject to any Updated Disclosure Schedules delivered pursuant to Section 4.1(c) that are deemed to cure a breach of any representation or warranty in accordance with the last sentence of Section 4.1(c)) or any breach or violation of any covenant, agreement or obligation of Seller contained herein; and

(ii)	as set forth in Part VI of Appendix B.

(b)       By Purchasers. Subject to the limitations set forth in this Article 6 and Section 7.14, from and after the Closing, each Purchaser agrees to indemnify and hold harmless Seller and Seller’s Affiliates together with their respective directors, officers, managers, employees and agents (each a “Seller Indemnified Party”) from and against any and all Losses that any Seller Indemnified Party incurs by reason of or in connection with any of the following circumstances:

(i)	any breach by such Purchaser of any representation or warranty made by it in Article 3 or any breach or violation of any covenant, agreement or obligation of such Purchaser contained herein; and

(ii)	as set forth in Part VI of Appendix B.

6.2       Limitations on Seller’s or Purchasers’ Indemnification.

(a)       Minimum Limit on Claims. A party required to provide indemnification under this Article 6 (an “Indemnifying Party”) shall not be liable under this Article 6 to an Indemnified Party for any Claim for breach of any representation or warranty unless and until the aggregate amount of all Claims for which it would, in the absence of this provision, be liable exceeds: (i) in the event that Seller is the Indemnifying Party, the Basket Amount, and (ii) in the event that a Purchaser is the Indemnifying Party, such Purchaser’s pro rata portion (based on its Percentage Portion) of the Basket Amount, and in each such event the Indemnified Party will be liable for the amount of all Claims, including the Basket Amount; provided that the foregoing

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limitation shall not apply in the case of actual fraud or willful misrepresentation by the Indemnifying Party.

(b)       Maximum Limit on Claims.

(i)	Limitation on Seller’s Liability. Seller’s maximum aggregate liability for Claims for breaches of representations and warranties under this Agreement is limited to Seller’s Maximum Liability set forth in Part VI of Appendix B; provided that the Seller’s Maximum Liability will not apply to any Claim based on (A) actual fraud or willful misrepresentation or (B) any breach of the representations and warranties set forth in Sections 2.1, 2.2, 2.3, 2.5, 2.6, 2.9, 2.11 and 2.18 (solely with respect to the Indebtedness of the Acquired Entities and their respective Subsidiaries).

(ii)	Limitation on Purchasers’ Liability. Purchasers’ maximum aggregate liability for Claims for breaches of representations and warranties under this Agreement is limited to Purchaser’s Maximum Liability set forth in Part VI of Appendix B; provided that the Purchaser’s Maximum Liability will not apply to any Claim based on (A) actual fraud or willful misrepresentation or (B) any breach of the representations and warranties set forth in Sections 3.1, 3.2, 3.3, 3.5 and 3.10.

(c)       Time Limit for Claims. No Indemnified Party may make a Claim for indemnification under Section 6.1 in respect of any Claim unless notice in writing of the Claim, incorporating a statement setting out in reasonable detail the grounds on which the Claim is based, has been given by the Indemnified Party prior to the expiration of the applicable Survival Period as set forth in Part VI of Appendix B.

6.3       Reimbursements; Refunds.

(a)       Right of Reimbursement. The amount of Losses payable under Section 6.1 by an Indemnifying Party shall be net of any amounts recovered by the Indemnified Party under applicable insurance policies or from any other Person responsible therefor. If the Indemnified Party receives any amounts under applicable insurance policies, or from any other Person responsible for any Losses subsequent to an indemnification payment by the Indemnifying Party and such amounts would result in a duplicative recovery, then such Indemnified Party shall promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification payment up to the amount received by the Indemnified Party, net of any expenses incurred by such Indemnified Party in collecting such amount.

(b)       Other Refund Obligations. In addition to the obligations set forth in Section 6.3(a), the applicable Indemnified Party shall be obligated to reimburse or refund to the

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Indemnifying Party for payments made by it to such Indemnified Party under this Article 6 as set forth in Part VI of Appendix B.

6.4       Right to Control Proceedings for Third Party Claims.

(a)       If a third party shall notify any party with respect to any matter that may give rise to a Claim (a “Third Party Claim”), the Indemnified Party must give notice to the Indemnifying Party of the Third Party Claim (a “Third Party Claim Notice”) within twenty (20) Business Days after it becomes aware of the existence of the Third Party Claim and that it may constitute a Third Party Claim. The Indemnified Party’s failure to give a Third Party Claim Notice in compliance with this Section 6.4(a) of any Third Party Claim which may give rise to a right of indemnification hereunder shall not relieve the Indemnifying Party of any liability which it may have to the Indemnified Party unless, and solely to the extent that, the failure to give such notice materially and adversely prejudiced the Indemnifying Party.

(b)       The Indemnifying Party shall have the right to participate in, or by giving written notice to the Indemnified Party, to assume control of the defense of any Third Party Claim with the Indemnifying Party’s own counsel, in each case at the Indemnifying Party’s own cost and expense (provided that prior to assuming control of such defense, the Indemnifying Party must acknowledge its indemnity obligations under this Article 6), and the Indemnified Party shall cooperate in good faith in such defense. The Indemnified Party shall have the right, at its own cost and expense, to participate in the defense of any Third Party Claim with separate counsel selected by it, subject to the Indemnifying Party’s right to control the defense thereof; provided that in such event the Indemnifying Party shall pay the fees and expenses of such separate counsel (i) incurred by the Indemnified Party prior to the date the Indemnifying Party assumes control of the defense of the Third Party Claim, (ii) if such Third Party Claim would reasonably be expected to be materially detrimental to the business, reputation or future prospects of any Indemnified Party or (iii) if representation of both the Indemnifying Party and the Indemnified Party by the same counsel would create a conflict of interest. If the Indemnifying Party (i) fails to promptly notify the Indemnified Party in writing of its election to defend or fails to acknowledge its indemnity obligations under this Article 6 as provided in this Agreement, (ii) elects not to defend (or compromise at its sole cost and expense) such Third Party Claim, (iii) has elected to defend such Third Party Claim but fails to promptly and diligently pursue the defense such Third Party Claim, (iv) otherwise breaches any of its obligations under this Article 6 or (v) as set forth on Schedule 6.4(b) hereto, or if the Third Party Claim is reasonably expected by the Indemnified Party to result in a payment obligation on the Indemnified Party in an amount that exceeds the maximum indemnification then available to the Indemnified Party pursuant to this Article 6, then the Indemnifying Party shall not be entitled to assume or maintain control of the defense of such Third Party Claim and the Indemnified Party may (by written notice to the Indemnifying Party) assume control of such defense (in which case the Indemnifying Party shall pay the fees and expenses of counsel retained by the Indemnified Party) and/or compromise such Third Party Claim and seek indemnification for any and all Losses based upon, arising from or relating to such Third Party Claim. The parties shall cooperate with each other in all reasonable respects in connection with the defense of any Third Party Claim.

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(c)       Notwithstanding any other provision of this Agreement, the Indemnifying Party shall not enter into any settlement of any Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed), except as provided in this Section 6.4(c). If a firm offer is made to settle a Third Party Claim that (i) does not (A) result in any liability or create any financial or other obligation on the part of the Indemnified Party and (B) result in the loss of any right or benefit on the part of any Indemnified Party, (ii) does not impose injunctive or other equitable relief against any Indemnified Party, and (iii) provides, in customary form, for the unconditional release of each Indemnified Party from all liabilities and obligations in connection with such Third Party Claim, and the Indemnifying Party desires to accept and agree to such firm offer, then the Indemnifying Party shall give written notice to that effect to the Indemnified Party. If the Indemnified Party fails to consent to such firm offer within twenty (20) days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim shall not exceed the amount of such settlement offer. If the Indemnified Party fails to consent to such firm offer within such twenty (20) day period and also fails to assume defense of such Third Party Claim, the Indemnifying Party may settle the Third Party Claim upon the terms set forth in such firm offer to settle such Third Party Claim. If the Indemnified Party has assumed the defense pursuant to Section 6.4(b), it may settle the Third Party Claim; provided that if the settlement is made without the prior written consent of the Indemnifying Party (which consent shall not be unreasonably withheld or delayed), the Indemnifying Party shall have no indemnity obligation pursuant to this Article 6 with respect to such Third Party Claim.

6.5       Mitigation; Treatment of Indemnification.

(a)       The Indemnified Party shall use commercially reasonable efforts to mitigate all Losses relating to a Claim for which indemnification is sought under this Article 6.

(b)       All indemnification payments under this Article 6 shall be deemed adjustments to the Aggregate Purchase Price.

6.6       Exclusive Remedy. Seller and Purchasers acknowledge and agree that, should the Closing occur, and excluding liability for actual fraud or willful misrepresentation, the foregoing indemnification provisions of this Article 6 and the provisions of Section 7.15 shall be the sole and exclusive remedy of Seller and Purchasers with respect to any misrepresentation, breach of warranty, covenant or other agreement (other than any Purchase Price Adjustment set forth in Part I of Appendix B) or other claim arising out of this Agreement or the transactions contemplated hereby. Without limiting the generality of the foregoing, effective as of the Closing each of the Purchasers and Seller covenants to the other party that in respect of any matters under or contemplated in this Agreement, it will not make any Claim whatsoever against any Affiliate of the other party or the directors, officers, managers, shareholders, member, controlling persons, employees and agents of any of the foregoing, in each case in their capacities as such, and its rights in respect of any such Claim for breach of any provision of this Agreement are limited solely to such rights as it may have against Seller or Purchasers, as the case may be, under this Agreement.

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6.7       Purchaser Indemnification Decisions. Each Purchaser may bring a Claim for indemnification pursuant to this Article 6. If both Purchasers initiate substantially the same Claim (a “Joint Claim”), PEGI shall have the right to assume control of the prosecution of such Joint Claim but may not enter into any settlement with the Indemnifying Party that purports to bind PSP with respect to such Joint Claim without the prior written consent of PSP (such consent not to be unreasonably withheld, conditioned or delayed). If PEGI has elected to prosecute such Joint Claim but fails to promptly and diligently pursue the same, then PSP may (by written notice to PEGI) assume control of the prosecution of such Joint Claim but may not enter into any settlement with the Indemnifying Party with respect to such Joint Claim that purports to bind PEGI without the prior written consent of PEGI (such consent not to be unreasonably withheld, conditioned or delayed). Neither Purchaser may enter into any settlement with respect to any Joint Claim solely for itself (i.e., any settlement that does not purport to bind the other Purchaser) without first notifying the other Purchaser and giving the other Purchaser a reasonable opportunity to participate in such settlement. The expenses of the prosecution of any Joint Claim shall be borne by both Purchasers pro rata in accordance with their Percentage Portion.

ARTICLE 7
MISCELLANEOUS

7.1       Entire Agreement. This Agreement and the Schedules and Appendices hereto, each of which is hereby incorporated herein, set forth all of the promises, covenants, agreements, conditions, undertakings, representations and warranties between the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.

7.2       Notices. All notices, requests, demands and other communications hereunder shall be in writing (including facsimile transmission and electronic mail (“email”) transmission and shall be deemed to have been duly given if personally delivered, telefaxed (with confirmation of transmission), e-mailed (so long as confirmation of receipt is requested and received) or, if mailed, when mailed by United States first-class or Canadian Lettermail or Letter-post (as the case may be), certified or registered mail, postage prepaid, or by any international or national overnight delivery service, to the other party at the addresses as set forth in Part VII of Appendix B (or at such other address as shall be given in writing by any party to the other). All such notices, requests, demands and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5 p.m. in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

7.3       Successors and Assigns.

(a)       No party shall assign this Agreement or any of its rights or obligations herein without the prior written consent of the other parties, in their sole discretion, except as provided herein and except that any party may assign this Agreement or any of its rights or obligations herein to an Affiliate of such party but the assigning party shall continue to be liable for all of its obligations hereunder following any such assignment. Subject to the foregoing, this

 26

Agreement, and all rights and powers granted hereby, will bind and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(b)       Notwithstanding Section 7.3(a), each of Seller and each Purchaser may assign this Agreement without the consent of the other parties as specified in Part VII of Appendix B.

7.4       Jurisdiction; Service of Process; Waiver of Jury Trial.

(a)       EACH OF THE PARTIES HERETO WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(b)       Any and all claims, counterclaims, demands, causes of action, disputes, controversies, and other matters in question arising out of or relating to this Agreement, or the alleged breach hereof, or in any way relating to the subject matter of this Agreement or the relationship between the parties created by this Agreement (hereafter, a “Dispute”), except for any claims for specific performance as set forth in Section 7.15, shall be finally resolved by binding arbitration administered by the American Arbitration Association (“AAA”) under the AAA Commercial Arbitration Rules, including the Procedures for Large, Complex Commercial Disputes (the “Rules”) then in force to the extent such Rules are not inconsistent with the provisions of this Agreement. The party or parties commencing arbitration shall deliver to the other party or parties a written notice of intent to arbitrate (a “Demand”) in accordance with Rule R-4. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§1 et seq.

(i)	Selection of Arbitrators. Disputes shall be resolved by a panel of three independent and impartial arbitrators, (the “Arbitrators”). The party or parties initiating the arbitration shall appoint an arbitrator in its or their Demand; the responding party or parties shall appoint an arbitrator in its or their answering statement, which is due thirty (30) days after receipt of the Demand. If any party fails or refuses to timely nominate an arbitrator within the time permitted, such arbitrator shall be appointed by the AAA from individuals with significant experience in renewable energy projects from its Large, Complex Commercial Case Panel. Within thirty (30) days of the appointment of the second arbitrator, the two party-appointed arbitrators shall appoint the third arbitrator, who shall act as the chair of the arbitration panel. If the two party-appointed arbitrators fail or refuse to appoint the third arbitrator within such thirty (30)-day period, the third arbitrator shall be appointed by the AAA from individuals with significant experience in renewable energy projects from its Large, Complex Commercial Case Panel in accordance with Rule R-12. The Arbitrators, acting by majority vote, shall resolve all Disputes.

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(ii)	Confidentiality. To the fullest extent permitted by law, the arbitration proceedings and award shall be maintained in confidence by the parties.

(iii)	Place of Arbitration. The place of arbitration shall be New York, New York. Any action in connection therewith shall be brought in the United States District Court for the Southern District of New York or, if that court does not have jurisdiction, any New York state court in New York County. Each party consents to the exclusive jurisdiction of such courts in any such suit, action or proceeding, and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Each party further agrees to accept service of process out of any of the before mentioned courts in any such dispute by registered or certified mail addressed to the party at the address set forth in Part VII of Appendix B.

(iv)	Conduct of the Arbitration. The arbitration shall be conducted in accordance with the Rules and in a manner that effectuates the parties’ intent that Disputes be resolved expeditiously and with minimal expense. The Arbitrators shall endeavor to commence the arbitration hearing within one hundred and eighty (180) days of the third arbitrator’s appointment.

(v)	Interim Relief. Any party may apply to the Arbitrators seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Any party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the Arbitrators’ determination of the merits of the controversy).

(vi)	Discovery. The Arbitrators, upon a showing of good cause, may require and facilitate such limited discovery as it shall determine is appropriate in the circumstances, taking into account the needs of the parties, the burden on the parties, and the desirability of making discovery limited, expeditious, and cost-effective. The Arbitrators shall issue orders to protect the confidentiality of proprietary information, trade secrets and other sensitive information disclosed in discovery.

(vii)	Arbitration Award. The Arbitrators shall endeavor to issue a reasoned, written award within thirty (30) days of the conclusion

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of the arbitration hearing. The Arbitrators shall have the authority to assess some or all of the costs and expenses of the arbitration proceeding (including the Arbitrators’ fees and expenses) against any party. The Arbitrators shall also have the authority to award attorneys’ fees and expenses to the prevailing party or parties. In assessing the costs and expenses of the arbitration and/or awarding attorneys’ fee and expenses, the Arbitrators shall consider the relative extent to which each party has prevailed on the disputed issues and the relative importance of those issues. The limitations of Section 7.14 shall apply to any award by the Arbitrators.

7.5       Headings; Construction; and Interpretation. The headings preceding the text of the sections and subsections hereof are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect. Except as otherwise expressly provided, the rules of construction set forth in Appendix A-2 shall apply to this Agreement. The parties agree that any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived.

7.6       Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

7.7       Amendment and Waiver. The parties may by mutual agreement amend this Agreement in any respect, and any party, as to such party, may (a) extend the time for the performance of any of the obligations of any other party, (b) waive any inaccuracies in representations by any other party, (c) waive compliance by any other party with any of the agreements contained herein and performance of any obligations by such other party, and (d) waive the fulfillment of any condition that is precedent to the performance by such party of any of its obligations under this Agreement. To be effective, any such amendment or waiver must be in writing and be signed by the party against whom enforcement of the same is sought.

7.8       No Other Beneficiaries. This Agreement is being made and entered into solely for the benefit of Purchasers and Seller, and neither Purchasers nor Seller intends hereby to create any rights in favor of any other Person as a third party beneficiary of this Agreement or otherwise.

7.9       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the jurisdiction specified in Part VII of Appendix B.

7.10       Schedules. References to a Schedule shall include any disclosure expressly set forth on the face of any other Schedule even if not specifically cross-referenced to such other Schedule to the extent that the relevance of such matter is reasonably apparent on the face thereof. The fact that any item of information is contained in a disclosure schedule shall not be construed as an admission of liability under any Governmental Rule, or to mean that such information is material. Such information shall not be used as the basis for interpreting the term “material”, “materially” or any similar qualification in this Agreement.

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7.11       Limitation of Representations and Warranties. Purchasers acknowledge that except as expressly provided in Article 2 of this Agreement, Seller has not made, and Seller hereby expressly disclaims and negates, and each of the Purchasers hereby expressly waive, any other representation or warranty, express, implied, at Law or otherwise relating to the Acquired Interests, Seller or Seller Affiliates, the Acquired Entities, the Wind Project or this Agreement.

7.12       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. A facsimile or electronically imaged version of this Agreement may be executed by one or more parties hereto and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or “PDF” electronic mail pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

7.13       Severability. If any provision of this Agreement or any other agreement entered into pursuant hereto is contrary to, prohibited by or deemed invalid under applicable law or regulation, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.14       Limit on Damages. Each party hereto acknowledges and agrees that neither party shall be liable to the other party for any punitive damages (except to the extent paid to a third party in respect of a Third Party Claim) or damages that were not reasonably foreseeable.

7.15       Specific Performance. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any court of competent jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Purchase and Sale Agreement as of the day and year first above written.

Pattern Energy Group Inc. By: /s/ Esben Pedersen Its: Esben Pedersen Chief Investment Officer

[Signature Page to the MSM Purchase and Sale Agreement]

VERTUOUS ENERGY CANADA INC. By: /s/ Guthrie Stewart Its: Guthrie Stewart Vice-President By: /s/ Patrick Samson Its: Patrick Samson Vice President

[Signature Page to the MSM Purchase and Sale Agreement]

Pattern Energy Group LP By: /s/ Daniel M. Elkort Its: Daniel M. Elkort Vice President

[Signature Page to the MSM Purchase and Sale Agreement]

APPENDIX A-1: GENERAL DEFINITIONS
(as applicable and to the extent used in the final Agreement)

“AAA” shall have the meaning set forth in Section 7.4(b).

“Accounting Referee” shall have the meaning set forth in Section 4.2(f).

“Acquired Entities” means, collectively, the Project Company, the General Partner, Pattern MSM GP Holdco and Pattern MSM Management.

“Acquired Interests” shall have the meaning set forth in the recitals, as more fully described in Part I of Appendix C.

“Affiliate” means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with the Person specified, or who holds or beneficially owns 50% or more of the equity interest in the Person specified or 50% or more of any class of voting securities of the Person specified; provided that notwithstanding the foregoing (a) Purchasers and their respective Subsidiaries shall not be deemed to be Affiliates of Seller and (b) Seller and its Affiliates (other than Purchasers and their respective Subsidiaries) shall not be deemed to be Affiliates of any Purchaser.

“Aggregate Purchase Price” shall have the meaning set forth in Section 1.1, and is more particularly described in Part I of Appendix B.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Amended and Restated Limited Partnership Agreement” means the Amended and Restated Limited Partnership Agreement in respect of New MSM LP Holdco, made as of the date of Closing, among Pattern MSM GP Holdco and the Purchasers, substantially in the form of the amended and restated limited partnership agreement entered into between the Purchasers and Meikle Wind Energy Corp., as general partner of Meikle Wind Energy Limited Partnership.

“Arbitrators” shall have the meaning set forth in Section 7.4(b).

“ARC” means an advance ruling certificate issued by the Commissioner of Competition pursuant to subsection 102(1) of the Competition Act with respect to the transactions contemplated by this Agreement.

“Basket Amount” shall have the meaning set forth in Part VI of Appendix B.

“Books and Records” means books, Tax Returns, contracts, commitments, and records of a Person.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which banks are authorized to be closed in New York, New York or Montreal, Québec.

“Canadian Tax Act” shall have the meaning set forth in Section 2.9(a).

App. A-1-1

“Claim” means a claim by an Indemnified Party for indemnification pursuant to Section 6.1.

“Closing” shall have the meaning set forth in Section 1.4.

“Closing Date” shall mean the date a Closing occurs.

“Closing Notice” shall have the meaning set forth in Section 5.5(a).

“Commissioner of Competition” means the Commissioner of Competition appointed pursuant to the Competition Act or a Person designated or authorized pursuant to the Competition Act to exercise the powers and perform the duties of the Commissioner of Competition.

“Competition Act” means the Competition Act (Canada).

“Competition Act Approval” means any of: (a) the issuance of an ARC and such ARC has not been rescinded prior to Closing, or (b)  Purchasers and the Seller have given the notice required under Section 114 of the Competition Act with respect to the transactions contemplated by this Agreement and the applicable waiting period under Section 123 of the Competition Act has expired or has been terminated in accordance with the Competition Act, or (c) the obligation to give the requisite notice has been waived pursuant to paragraph 113(c) of the Competition Act, and in the case of (b) and (c), Purchasers have been advised in writing by the Commissioner of Competition that the Commissioner of Competition, at that time, does not intend to make an application under Section 92 of the Competition Act in respect of the transactions contemplated by this Agreement, and such advice has not been rescinded prior to Closing.

“Consent” means any consent, approval, order or Permit of or from, or registration, declaration or filing with or exemption by any Person, including a Governmental Authority.

“Contract” means any agreement, lease, license, obligation, plan, arrangement, purchase order, commitment, evidence of indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral) entered into by a Person or by which a Person or any of its assets are bound.

“Defaulting Purchaser” shall have the meaning set forth in Section 5.5(a).

“Demand” shall have the meaning set forth in Section 7.4(b).

“Dispute” shall have the meaning set forth in Section 7.4(b).

“Dollars” or “$” means the lawful currency of the United States of America or Canada, as identified in Part I of Appendix B.

“Environmental Claim” means any suit, action, demand, directive, claim, Lien, written notice of noncompliance or violation, allegation of liability or potential liability, or proceeding made or brought by any Person in each case (a) alleging any liability under or violation of or noncompliance with any applicable Environmental Law, (b) with respect to the release of or

App. A-1-2

exposure to Hazardous Substances, or (c) with respect to noise pollution or visual impacts, including shadow flicker.

“Environmental Law” means any Law pertaining to the environment, natural resources, human health and safety in connection with exposure to Hazardous Substances, and physical and biological natural resources, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.), and the Superfund Amendments and Reauthorization Act of 1986, the Emergency Planning and Community Right to Know Act (42 U.S.C. §§ 11001 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §§ 6901 et seq.), and the Hazardous and Solid Waste Amendments Act of 1984, the Clean Air Act (42 U.S.C. §§ 7401 et seq.), the Federal Water Pollution Control Act (also known as the Clean Water Act) (33 U.S.C. §§ 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. §§ 300f et seq.), the Endangered Species Act (16 U.S.C. §§ 1531 et seq.), the Migratory Bird Treaty Act (16 U.S.C. §§ 703 et seq.), the Bald and Golden Eagle Protection Act (16 U.S.C. §§ 668 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §§ 2701 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§ 1801 et seq.), and any similar or analogous state, provincial, local and municipal Laws, in effect as of the date hereof or the Closing Date, as applicable.

“ESA” has the meaning set forth in Part I of Appendix D.

“Expected Closing Date” shall have the meaning set forth in Part III of Appendix B.

“Financial Model” means the financial model for the Wind Project.

“Financial Statements” means the (a) unaudited balance sheet of the Project Company as at December 31, 2016; and (b) the unaudited unconsolidated financial statements of income and cash flows and the related balance sheet of the Project Company to be delivered prior to the Closing Date pursuant to Appendix B-1, in each case prepared in accordance with GAAP.

“First Nations” means any governing body of any first nations, Métis and/or indigenous and/or aboriginal tribe(s) and/or band(s).

“GAAP” means generally accepted accounting principles used by the Project Company to prepare the Financial Statements, consistently applied throughout the specified period and in the immediately prior comparable period.

“General Partner” shall have the meaning set forth in Section 2.9(a).

“Governmental Authority” means any federal or national, state, provincial, county, municipal or local government or regulatory or supervisory department, body, political subdivision, commission, agency, instrumentality, ministry, court, judicial or administrative body, taxing authority, or other authority thereof (including any corporation or other entity owned or controlled by any of the foregoing) having jurisdiction over the matter or Person in question.

App. A-1-3

“Governmental Rule” means, with respect to any Person, any applicable law, statute, treaty, rule, regulation, ordinance, order, code, judgment, decree, injunction or writ issued by any Governmental Authority.

“GST/QST” means taxes imposed under the GST/QST Legislation.

“GST/QST Legislation” means Part IX of the Excise Tax Act (Canada) and An Act Respecting the Québec Sales Tax (Quebec).

“Hazardous Substances” means all substances, materials, chemicals, wastes or pollutants that are defined, regulated, listed or prohibited under Environmental Law, including without limitation, (i) asbestos or asbestos containing materials, radioactive materials, lead, and polychlorinated biphenyls, any petroleum or petroleum product, solid waste, mold, mycotoxin, urea formaldehyde foam insulation and radon gas; (ii) any waste or substance that is listed, defined, designated or classified as, or otherwise determined by any Environmental Law to be, ignitable, corrosive, radioactive, dangerous, toxic, explosive, infectious, radioactive, mutagenic or otherwise hazardous; (iii) any pollutant, contaminant, waste, chemical, deleterious substances or other material or substance (whether solid, liquid or gas) that is defined as a “solid waste,” “hazardous waste,” “hazardous material,” “hazardous substance,” “extremely hazardous waste,” “restricted hazardous waste,” “pollutant,” “contaminant,” “hazardous constituent,” “special waste,” “toxic substance,” or a word, term, or phrase of similar meaning or regulatory effect under any Environmental Law.

“HSR Act Approval” means that the applicable waiting period under the HSR Act will have expired or been terminated.

“Indebtedness” means all obligations of a Person (a) for borrowed money (including principal, accrued and unpaid interest, fees due, and any other amounts due), whether or not contingent, (b) evidenced by notes, bonds, debentures, mortgages or similar instruments or debt securities, (c) for the deferred purchase price of property, goods or services (other than trade payables or accruals incurred in the ordinary course of business and not past due), including all seller notes and “earn out” payments, (d) under capital leases, (e) secured by a Lien on the assets of such Person, whether or not such obligation has been assumed by such Person, (f) with respect to reimbursement obligations for letters of credit, performance bonds and other similar instruments (whether or not drawn), (g) under any interest rate, currency or other hedging agreement (including collars) or commitment therefor, (h) to repay deposits or other amounts advanced by and owing to third parties, (i) under conditional sale or other title retention agreements relating to property purchased by such Person, (j) in the nature of guaranties of the obligations described in clauses (a) through (i) above of any other Person or as to which such Person has an obligation substantially the economic equivalent of a guaranty, or (k) in respect of any other amount properly characterized as indebtedness in accordance with GAAP.

“Indemnified Party” means either a Purchaser Indemnified Party or a Seller Indemnified Party, as the case may be.

“Indemnifying Party” shall have the meaning set forth in Section 6.2(c).

App. A-1-4

“Intellectual Property” means all intellectual property rights, including, without limitation, (a) patents, patent applications, patent disclosures and inventions, (b) Internet domain names, trademarks, trade names, service marks, trade dress, trade names, logos and corporate names and registration and applications for registration of any item listed in clause (b), together with all of the goodwill associated therewith, (c) copyrights (registered or unregistered), works of authorship and copyrightable works, and registrations and applications for registration of any item in this clause (c), (d) computer software (whether in source code, object code or other form), data, databases and any documentation related to any item listed in this clause, (e) trade secrets and other confidential information (including confidential and proprietary know how, ideas, formulas, compositions, recipes, inventions (whether patentable or unpatentable and whether or not reduced to practice), manufacturing and production processes, procedures and techniques, research and development information, drawings, blueprints, specifications, designs, plans, proposals, technical data, financial and marketing plans and customer and supplier lists and information), (f) all rights of privacy and publicity, (g) other intellectual property rights and (h) copies and tangible embodiments thereof (in whatever form or medium).

“Joint Claim” shall have the meaning set forth in Section 6.7.

“Knowledge” means (a) with respect to Seller, the actual knowledge of the persons identified in Part VII of Appendix B, which shall include at a minimum (i) the senior developer responsible for the Wind Project, (ii) the construction manager responsible for the Wind Project, (iii) the transaction counsel responsible for the financing of the Wind Project and (iv) the finance manager responsible for the financing of the Wind Project and (b) with respect to each Purchaser, the actual knowledge of the persons identified in Part VII of Appendix B opposite the name of such Purchaser.

“Laws” means all common law, laws, by-laws, statutes, treaties, rules, Orders, rulings, decisions, judgments, injunctions, awards, decrees, codes, ordinances, standards, regulations, restrictions, official guidelines, policies, directives, interpretations, Permits or like action having the effect of law of any Governmental Authority.

“Lease” means a lease, ground lease, sublease, license, binding right of superficies, concession, easement, servitude, right of way, encroachment agreement, municipal right of way agreements, and road user agreements or other written agreement, including any option relating thereto, in each case, governing real property, to which the any Acquired Entity or any of its Subsidiaries is a party.

“Lien” on any asset means any mortgage, deed of trust, lien, hypothec, pledge, charge, security interest, restrictive covenant, right of first refusal, right of first offer, easement or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected or effective under applicable law, as well as the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

“Loss” means any and all losses (including loss of profit and loss of expected profit), claims, actions, liabilities, damages, expenses, diminution in value or deficiencies of any kind or character including all interest and other amounts payable to third parties, all liabilities on

App. A-1-5

account of Taxes and all reasonable legal fees and expenses and other expenses reasonably incurred in connection with investigating or defending any claims or actions, whether or not resulting in any liability.

“Material Adverse Effect” means any circumstance, matter, condition, development, change, event, occurrence, state of affairs, or effect that, individually or in the aggregate, is or would reasonably be expected to have a material adverse effect on (a) the business, results of operations, assets or liabilities, financial condition or properties of the Acquired Entities and their respective Subsidiaries, taken as a whole, or (b) the ability of Seller to consummate the transactions contemplated by this Agreement or otherwise perform any of its obligations under this Agreement; provided, however, none of the following shall be deemed (either alone or in combination) to constitute, and none of the following shall be taken into account in determining whether there has been, a Material Adverse Effect:

(a)       any change in general economic, political or business conditions;

(b)       changes resulting from acts of war or terrorism or any escalation or worsening of any such acts of war or terrorism threatened or underway as of the date of this Agreement;

(c)       changes or developments generally affecting the power services industry;

(d)       any changes in accounting requirements or principles imposed by GAAP after the date of this Agreement;

(e)       any changes in applicable Law after the date of this Agreement;

(f)       changes in the wind power industry that, in each case, generally affect companies in such industry;

provided that the incremental extent of any disproportionate change, event, occurrence, development, effect, condition, circumstance or matter described in clauses (a) through (f) with respect to the Acquired Entities and their respective Subsidiaries, taken as a whole, relative to other similarly situated businesses in the wind power industry may be considered and taken into account in determining whether there has been a Material Adverse Effect.

“Material Contract” means (i) any Material Lease, (ii) the Contracts set forth in Part I of Appendix D, (iii) the Term Loan Agreement, and (iv) any other Contract not otherwise set forth in Part I of Appendix D that affects the Operating Period to which an Acquired Entity or any of its Subsidiaries is a party or by which such Person, or any of its assets, is bound (A) providing for past or future payments by or to any Acquired Entity or any of its Subsidiaries in excess of $500,000 annually or $1,000,000 in the aggregate, (B) relating to any partnership, joint venture or other similar arrangement, (C) relating to any Indebtedness, (D) limiting the freedom of any Acquired Entity or any of its Subsidiaries to compete in any line of business or with any Person or in any area or granting “most favored nation” or similar status, (E) with Seller or any of its Affiliates, (F) with either Purchaser or any of its Affiliates, (G) relating to the acquisition or disposition of any business or material portion thereof (whether by merger, sale of stock, sale of

App. A-1-6

assets or otherwise), (H) that was not entered into in the ordinary course of business of the Acquired Entities or any of their respective Subsidiaries, (I) with any First Nations; or (J) the loss of which would result in a Material Adverse Effect.

“Material Contract Change” shall have the meaning set forth in Section 4.1(a).

“Material Leases” means all Leases related to the Wind Project (i) the loss of which would result in a reduction in production of the Wind Project or in its ability to deliver energy to the point of interconnection or would otherwise result in a Material Adverse Effect, or (ii) that are otherwise material to the operations of the Wind Project.

“New MSM LP Holdco” shall have the meaning set forth in Part I of Appendix C.

“Operating Period” means, in respect of the Wind Project, the period commencing on the Commercial Operation Date (however titled) under any power purchase agreement to which the Project Company is a party.

“Order” means any writ, judgment, injunction, ruling, decision, order or similar direction of any Governmental Authority, whether preliminary or final.

“Organization Documents” means, with respect to (a) any corporation, its articles or certificate of incorporation and by-laws, (b) any limited partnership, its certificate or declaration of limited partnership and its partnership agreement, (c) any limited liability company, its articles or certificate of organization or formation and its operating agreement or limited liability company agreement, or (d) any other Person, documents of similar substance.

“Outside Closing Date” shall have the meaning set forth in Part III of Appendix B.

“PEGI Default” shall have the meaning set forth in Section 5.5(c).

“PEGI Waiver” shall have the meaning set forth in Section 5.5(a).

“Percentage Portion” shall have the meaning set forth in the recitals to this Agreement, and is more particularly described in Part I of Appendix C.

“Permitted Lien” means any of the following: (a) Liens for Taxes either not yet due and payable or being contested in good faith through appropriate proceedings and for which adequate reserves have been established in the Project Company’s balance sheet in accordance with GAAP; (b) inchoate mechanics’ and materialmen’s Liens for work in progress and workmen’s, repairmen’s, warehousemen’s and carrier’s Liens arising in the ordinary course of business either for amounts not yet due or which have not been perfected, filed or registered in accordance with applicable Law against an Acquired Entity, the Wind Project or the Project Company Real Property; (c) as to any Project Company Real Property, title defects, easements, rights of first refusal, restrictions, irregularities, encumbrances (other than for borrowed money), encroachments, servitudes, rights of way and statutory Liens that do not or would not reasonably be expected to materially impair the value or use by the Acquired Entities of the Project Company Real Property; (d) reservations, limitations, provisos and conditions expressed in (x)

App. A-1-7

any original grant from the Crown or (y) other grants of real or immovable property that do not or would not reasonably be expected to materially impair the value or use by the Acquired Entities or any of their respective Subsidiaries of such real or immovable property; (e) security given to a public utility or any Governmental Authority when required by such utility or authority in connection with the operations of the Project Company in the ordinary course of business; (f) Liens in respect of which the Project Company is insured against loss or damage pursuant to the Title Policy identified in Part II of Appendix D; and (g) Liens granted pursuant to the Term Loan Agreement.

“Permit” means filings, registrations, licenses, permits, notices, technical assistance letters, decrees, certificates, approvals, consents, waivers, Orders, authorizations, agreements, directions, instructions, grants, easements, exemptions, exceptions, variances and authorizations to or from any Governmental Authority.

“Person” means any individual, corporation, partnership, limited partnership, limited liability partnership, trust, business trust, estate, joint venture, unincorporated association, limited liability company, cooperative, Governmental Authority or other entity.

“Personal Property” means all office equipment, machinery, equipment, supplies, vehicles, tractors, trailers, tools, spare parts, production supplies, furniture and fixtures and other items of tangible personal property owned by any of the Acquired Entities or any of their respective Subsidiaries used primarily in connection with ownership, maintenance or operation of the Wind Project.

“Project Agreement” shall have the meaning set forth in Part IV of Appendix D.

“Project Company” shall have the meaning set forth in the recitals to this Agreement, and is more particularly described in Part I of Appendix C of the Agreement.

“Project Company Real Property” means all real property of the Acquired Entities or any of their respective Subsidiaries, together with all buildings, structures, improvements and fixtures of the Wind Project thereon, (i) held pursuant to a Material Lease or (ii) required to be set forth on Part II of Appendix C.

“PSP Default” shall have the meaning set forth in Section 5.5(a).

“PSP Waiver” shall have the meaning set forth in Section 5.5(c).

“Purchase Price Adjustment” shall have the meaning set forth in Part I of Appendix B.

“Purchase Rights Agreements” means, collectively, (a) that certain Amended and Restated Purchase Rights Agreement dated as of June 16, 2017 by and among Seller, Pattern Energy Group Inc. and, solely with respect to Article IV thereof, Pattern Energy Group Holdings LP and Pattern Energy GP LLC, as such agreement is amended, modified or supplemented in accordance with its terms and (b) that certain Amended and Restated Purchase Rights Agreement dated as of June 16, 2017 by and among Pattern Energy Group 2 LP, Pattern Energy Group Inc. and, solely with respect to Article III thereof, Pattern Energy Group Holdings 2 LP and Pattern

App. A-1-8

Energy Group Holdings 2 GP LLC, as such agreement is amended, modified or supplemented in accordance with its terms.

“Purchaser” shall have the meaning set forth in the preamble to this Agreement.

“Purchaser Indemnified Party” shall have the meaning set forth in Section 6.1(a).

“Purchaser’s Maximum Liability” shall have the meaning set forth in Part VI of Appendix B.

“Rules” shall have the meaning set forth in Section 7.4(b).

“Securities Act” shall have the meaning set forth in Section 2.10.

“Seller” shall have the meaning set forth in the preamble to this Agreement.

“Seller Affiliates” shall have the meaning set forth in the recitals to this Agreement.

“Seller Indemnified Party” shall have the meaning set forth in Section 6.1(b).

“Seller Receipt” shall have the meaning set forth in Part I of Appendix B.

“Seller’s Maximum Liability” shall have the meaning set forth in Part VI of Appendix B.

“Separate Purchase Price” shall have the meaning set forth in Section 1.1, and is more particularly described in Part I of Appendix B.

“Shareholder Agreement” means the Unanimous Shareholder Agreement in respect of Pattern MSM GP Holdco, made as of the date of Closing, among Pattern MSM GP Holdco and the Purchasers, substantially in the form of the unanimous shareholder agreement entered into between the Purchasers and Meikle Wind Energy Corp.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

“Subsidiary Transferor” shall have the meaning set forth in the Part I of Appendix C.

“Survival Period” shall have the meaning set forth in Part VI of Appendix B.

“Tax” or “Taxes” means, collectively all federal, provincial, territorial, state and local or foreign income, estimated, payroll, withholding, excise, sales, goods and services, harmonized, value-added, use, real and personal property, corporation, use and occupancy, business and occupation, mercantile, transfer, capital stock and franchise or other taxes, levies, duties, assessments, reassessments or other charges of any kind whatsoever (including interest, additions and penalties thereon) , whether disputed or not, and for greater certainty includes Canada Pension Plan, Québec Pension Plan and employment insurance premiums.

App. A-1-9

“Tax Returns” means any return, declaration, notice, form, report, claim for refund or information return or statement relating to the determination, assessment, collection or payment of Taxes or to the administration, implementation or enforcement of or compliance with any legal requirement pertaining to Taxes, including, for greater certainty, any schedule or attachment thereto.

“Term Conversion” means the Construction Completion Date (as defined in the Term Loan Agreement).

“Term Loan Agreement” shall have the meaning described in Part III of Appendix D.

“Third Party Claim” shall have the meaning set forth in Section 6.5(a).

“Third Party Claim Notice” shall have the meaning set forth in Section 6.5(a).

“ULC Shareholder Agreement” means the Unanimous Shareholder Agreement in respect of Pattern MSM GP Holdco, made as of the date of Closing, among Pattern MSM Management and the Purchasers, substantially in the form of the unanimous shareholder agreement entered into between the Purchasers and Meikle Wind Energy Corp.

“Wind Project” shall have the meaning set forth in the recitals to this Agreement, and is more particularly described in Part II of Appendix C of the Agreement.

App. A-1-10

APPENDIX A-2: RULES OF CONSTRUCTION

1.	The singular includes the plural and the plural includes the singular.

2.	The word “or” is not exclusive.

3.	A reference to a Governmental Rule includes any amendment or modification to such Governmental Rule, and all regulations, rulings and other Governmental Rules promulgated under such Governmental Rule.

4.	A reference to a Person includes its successors and permitted assigns.

5.	Accounting terms have the meanings assigned to them by GAAP, as applied by the accounting entity to which they refer.

6.	The words “include,” “includes” and “including” are not limiting and shall be deemed to mean “include, without limitation”, “includes, without limitation” or “including, without limitation”.

7.	A reference to an Article, Section, Exhibit, Schedule or Appendix is to the Article, Section, Exhibit, Schedule or Appendix of this Agreement unless otherwise indicated.

8.	Any reference to “this Agreement”, “hereof,” “herein” and “hereunder” and words of similar import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

9.	Any reference to another agreement or document shall be construed as a reference to that other agreement or document as the same may have been, or may from time to time be, varied, amended, supplemented, substituted, novated, assigned or otherwise transferred.

10.	References to “days” shall mean calendar days, unless the term “Business Days” shall be used. References to a time of day shall mean such time in New York, New York, unless otherwise specified.

11.	This Agreement is the result of negotiations among, and has been reviewed by, Seller, Purchaser, and their respective counsel. Accordingly, this Agreement shall be deemed to be the product of the parties thereto, and no ambiguity shall be construed in favor of or against either Seller or Purchaser.

12.	The words “will” and “shall” shall be construed to have the same meaning and effect.

 App. A-2-1

Appendix B: Transaction Terms and Conditions

MSM Transaction
I. Purchase Price
“Aggregate Purchase Price”:	$104,000,000
“Separate Purchase Price”:	PEGI: $53,040,000 PSP: $50,960,000
Currency:	Canadian Dollar, and all references to Dollar or $ of CAD$ shall refer to such currency.
“Purchase Price Adjustment”:

The Purchase Price Adjustment at Closing shall be calculated to maintain the 25 year after tax IRR (assuming internal use of any tax benefits and excluding any amount paid under the Sponsor Services Agreement between PEGI and PSP) of the Purchasers based on the updated Financial Model delivered pursuant to Section 1.5(a)(iii), which has been updated solely to reflect the following:

(i)    change in the timing of Closing and the amount and date of the initial distribution to the Purchasers (considering any distributions received by the Seller prior to Closing, and with the Seller leaving a reasonable amount of working capital in the project to fund near-term payables);

(ii)   changes to reflect amendments to or new Material Contracts that have an economic impact on the Operating Period (including the terms of any project debt and tax equity financing and changes to the length of the term of any power purchase agreement);

(iii)   changes in the amounts and timing of material acquired assets and liabilities not associated with operating the business in the ordinary course, including post-construction refunds (including refunds of interconnection costs, construction security, and construction QST/GST), reserve amounts, outstanding debt balances (including the construction bridge facility), capital expenditures, liquidated damages related to domestic content requirements, etc.;

(iv)  manifest errors; and

(v)   changes to the net capacity factor (NCF) directly attributable to any changes to as-built conditions.

 App. B-1

“Post-Closing Adjustment”

The Post-Closing Adjustment shall be calculated as the difference between (i) the amount of the interconnection cost refunds actually received from Hydro-Quebec Transmission and (ii) the amount of such interconnection cost refunds assumed at Closing. Within 90 days following the date on which the interconnection cost refunds are received by the Project Company, (x) if the Post-Closing Adjustment Amount is positive, then each Purchaser shall pay its Percentage Portion of the Post-Closing Adjustment Amount to Seller and (y) if the Post-Closing Adjustment Amount is negative, Seller shall pay to each Purchaser such Purchaser’s Percentage Portion of the Post-Closing Adjustment Amount.

Payment Mechanics and Payee Information:

Bank Name: HSBC Bank Canada

Bank Address: 885 West Georgia St.

Vancouver, BC V6C 3Gl

Canada

Bank No.: 016

Transit No. 10270

Swift Code: HKBCCATT

Account Name: Pattern Renewable Holdings Canada ULC

Account Type: Business Checking Account

Account Number : 270 -215956-001

Currency: Canadian Dollar

II. Signing Date Deliverables
Seller’s Signing Date Deliverables:	Not applicable
Purchaser’s Signing Date Deliverables:	Not applicable
III. Closing
Closing Location:	At the offices of PEGI: Pier 1, Bay 3 San Francisco, CA 94111
Expected Closing Date	January 2, 2018
Outside Closing Date:	The date that is ninety (90) days following the Construction Completion Date (as defined in the Term Loan Agreement).
IV. Closing Deliverables & Conditions Precedent to Closing
Additional Closing Deliverables of Seller:

In addition to the closing deliverables set forth in Section 1.5(a) of the Agreement, Seller shall deliver, or cause to be delivered, to Purchasers the additional closing deliverables set forth in Appendix B-1.

 App. B-2

Additional Closing Deliverables of Purchasers:

In addition to the closing deliverables set forth in Section 1.5(b) of the Agreement, Purchasers shall deliver, or cause to be delivered, to Seller the additional closing deliverables set forth in Appendix B-2.

Additional Conditions Precedent to Each Party’s Obligations to Close:

In addition to the conditions precedent set forth in Section 5.1 of the Agreement, the obligation of Purchasers and Seller to Close is subject to the additional conditions precedent set forth in Appendix B-3.

Additional Conditions Precedent to Purchasers’ Obligations to Close:	In addition to the conditions precedent set forth in Section 5.2 of the Agreement, the obligation of Purchasers to Close is subject to the additional conditions precedent set forth in Appendix B-4.
V. Additional Termination Rights
By Either Party:	Not applicable
By Purchasers:	Not applicable
By Seller:	Not applicable
VI. Indemnification Provisions
Additional Seller Indemnity Obligations:	Not applicable
Additional Purchasers Indemnity Obligations:	Not applicable
Survival Period:

Until the date that is 12 months after the Closing, except for (i) the representations and warranties in Sections 2.1, 2.2, 2.3(a), 2.6 and 2.11 and any claim for any breach of any representation or warranty involving actual fraud or willful misrepresentation, which shall survive until the expiration of the relevant statute of limitations, (ii) the representation and warranty in Section 2.18 with respect to the Indebtedness of the Project Company, the General Partner and their respective Subsidiaries, which shall survive until the date that is the later of: (A) 6 months after the Closing; and (B) 3 months following the completion of the Project Company's first annual audited financial statements, and (iii) the representations and warranties in Section 2.9, which shall survive until the date that is 60 days after the expiration of the period, if any, during which an assessment, reassessment or other form of recognized written demand assessing liability for Tax, interest or penalties under applicable Law in respect of any taxation year to which such representations and warranties relate could be issued to the Project Company (the “Survival Period”).

Limitation on Liability:	“Basket Amount”:	1% of the Aggregate Purchase Price
	“Seller’s Maximum Liability”:	11% of the Aggregate Purchase Price
	“Purchaser’s Maximum Liability”:	11% of the Aggregate Purchase Price

 App. B-3

Additional Refund or Reimbursement Obligations:	By Purchasers or Purchaser Indemnified Party: 1. None By Seller or Seller Indemnified Party: 1. None
VII. Additional Transaction Terms
Required Governmental Approvals:	1. By Closing, the Competition Act Approval shall have been obtained.
Persons with Knowledge:

Seller’s Persons with Knowledge: Colin Edwards, Kim Sachtlebean, Daniel Elkort, Alex Hoffer, Andrew Collingwood and William Shemie

PEGI’s Persons with Knowledge: Esben Pederson, Michael Lyon and Dyann Blaine

PSP’s Persons with Knowledge: Guthrie Stewart and Patrick Samson

Additional Assignment Rights:

Assignment Rights of Seller: None

Assignment Rights of Purchaser: Notwithstanding anything herein to the contrary, PSP and PCFC (on behalf of PEGI) shall assign their rights to acquire the Project Company Acquired Interests to New MSM LP Holdco, as contemplated by Part I of Appendix C.

Governing Law:	New York
Notice Information:	To Seller:	c/o Pattern Energy Group LP Pier 1, Bay 3 San Francisco, CA 94111 Attention: General Counsel Phone: 415-283-4000 Fax: 415-362-7900
	To PEGI:	c/o Pattern Energy Group Inc. Pier 1, Bay 3 San Francisco, CA 94111 Attention: General Counsel Phone: 415-283-4000 Fax: 415-362-7900

 App. B-4

To PSP:

c/o Public Sector Pension Investment Board
1250 René-Lévesque Blvd. West.
Suite 1400
Montréal, Québec
Canada H3B 5E9

Attention: Managing Director,

Infrastructure Investments
Facsimile:  (514) 937-0403
E-mail:       vertuousenergy@investpsp.ca

and legalnotices@investpsp.ca

with a copy to:

Davies Ward Phillips & Vineberg LLP
1501, avenue McGill College
26th Floor
Montreal, Québec
Canada H3A 3N9

Attention: Franziska Ruf
Facsimile:  (514) 841-6499
E-mail:        fruf@dwpv.com

 App. B-5

Appendix B-1:

1.	To the extent available, unaudited consolidated financial statements of income and cash flows and related balance sheet of the Project Company for the most recent fiscal quarter and fiscal year end of the Project Company ending prior to the Closing Date (but in any event after the date of this Agreement), in each case prepared in accordance with GAAP.

 App. B-1-1

Appendix B-2:

Additional Closing Deliverables of purchasers

In the case of PEGI:

1.	A counterpart signature page to the Shareholder Agreement, executed by the Pattern MSM GP Holdco and PCFC.

2.	A counterpart signature page to the Amended and Restated Limited Partnership Agreement, executed by the Pattern MSM GP Holdco and PCFC.

3.	A counterpart signature page to the ULC Shareholder Agreement, executed by the Pattern MSM Management and PCFC.

In the case of PSP:

1.	A counterpart signature page to the Shareholder Agreement, executed by PSP.

2.	A counterpart signature page to the Amended and Restated Limited Partnership Agreement, executed by PSP.

3.	A counterpart signature page to the ULC Shareholder Agreement, executed by PSP.

 App. B-2-1

Appendix B-3:

Additional Conditions Precedent to

Each Party’s Obligations to Close

1.	Receipt of all necessary Governmental Approvals set forth on Part VII of Appendix B.

 App. B-3-1

Appendix B-4:

Additional Conditions Precedent to

PURCHASERs’ Obligations to Close

1.	Receipt of a reliance letter from the Environmental Consultant confirming that the Environmental Report may be relied upon by the Project Company, as though such report had been addressed to the Project Company.

 App. B-4-1

Appendix C: Acquired Interests; Ownership Structure;

and Wind Project Information

MSM Transaction
I. Acquired Interests & Ownership Structure
Project Company:	Mont Sainte-Marguerite Wind Farm LP
Purchasers:	PSP and Pattern Canada Finance Company ULC (“PCFC”)
Acquired Interests:

PEGI (indirectly acquired by PCFC):

50.99% limited partner interest in the Project Company (the “PEGI Project Company Acquired Interests”)

70% interest in Pattern MSM GP Holdings Inc. (“Pattern MSM GP Holdco”) (which shall, following the Closing, own a 0.02% general partner interest in New MSM LP Holdco (as defined below))

70% interest in Pattern Development MSM Management ULC (“Pattern MSM Management”)

PSP:

48.99% limited partner interest in the Project Company (together with the PEGI Project Company Acquired Interests, the “Project Company Acquired Interests”)

30% interest in Pattern MSM GP Holdco (which shall, following the Closing, own a 0.02% general partner interest in New MSM LP Holdco)

30% interest in Pattern MSM Management

Subsidiary Transferor(s):	PRHC Holdings LP (“PRHC Holdings”)
Direct or Indirect Co-Owners of Project Company:

Immediately prior to the Closing:

1.       Pattern MSM LP Holdings LP (“MSM LP Holdings”) will hold 100% of the economic interests in the Project Company;

2.       MSM LP Holdings will hold 100% of the issued and outstanding shares in the capital of Pattern MSM Management;

3.       PRHC Holdings will hold 100% of the issued and outstanding shares in the capital of Pattern MSM GP Holdco;

4.       Pattern MSM GP Holdco will hold 50% of the issued and outstanding shares in the capital of the General Partner;

 App. C-1

5.       The General Partner will hold a non-economic general partnership interest in the Project Company; and

6.       PCFC will hold 99.98% of the interests of a new limited partnership to be created prior to Closing (“New MSM LP Holdco”) and a newly-formed wholly-owned subsidiary of PCFC (“New JV Inc.”) will hold, as general partner of New MSM LP Holdco, the remaining 0.02% interest of New MSM LP Holdco.

At Closing:

1.       MSM LP Holdings will be dissolved so that PRHC Holdings and Pattern MSM GP Holdco will be the holder of 99.98% of the interests in the Project Company and 100% of the issued and outstanding shares in the capital of Pattern MSM Management;

2.       Pattern MSM GP Holdco shall then transfer its interests in the Project Company and Pattern MSM Management to PRHC Holdings, such that PRHC Holdings holds 100% of the interests in the Project Company and 100% of the issued and outstanding shares in the capital of Pattern MSM Management;

3.       PCFC will subscribe for 51% of the new units of New MSM LP Holdco to be issued for an aggregate amount equal to the value of 50.99% of the aggregate interests in the Project Company;

4.       PSP will subscribe for 49% of the new units of New MSM LP Holdco to be issued for an aggregate amount equal to the value of 48.99% of the aggregate interests in the Project Company;

5.       PCFC will acquire from PRHC Holding 70% of the issued and outstanding shares in the capital of Pattern MSM GP Holdco;

6.       PSP will acquire from PRHC Holding 30% of the issued and outstanding shares in the capital of Pattern MSM GP Holdco;

7.       PCFC will acquire from PRHC Holding 70% of the issued and outstanding shares in the capital of Pattern MSM Management;

8.       PSP will acquire from PRHC Holding 30% of the issued and outstanding shares in the capital of Pattern MSM Management;

9.       PCFC and PSP shall assign their rights to acquire the Project Company Acquired Interests to New MSM LP Holdco, and New MSM LP Holdco will acquire from PRHC Holdings 100% of the economic interests in the Project Company;

10.       Pattern MSM GP Holdco will acquire from New JV Inc. its interests as general partner in New MSM LP Holdco;

 App. C-2

Consequently, immediately following the Closing:

1.       PCFC will hold a 50.99% interest in New MSM LP Holdco which owns 100% of the economic interests in the Project Company;

2.       PCFC will hold a 70% interest in Pattern MSM GP Holdco;

3.       PCFC will hold a 70% interest in Pattern MSM Management;

4.       PSP will hold a 48.99% interest in New MSM LP Holdco which owns 100% of the economic interests in the Project Company;

5.       PSP will hold a 30% interest in Pattern MSM GP Holdco; and

6.       PSP will hold a 30% interest in Pattern MSM Management.

II. Wind Project Information
Wind Project:

Expected nameplate capacity: 143.2 MW

Location: Province of Quebec, in particular in the Municipalities of Saint-Sylvestre (MRC de Lotbinière), Saint Séverin (MRC Robert-Cliche), Saint Frédéric (MRC Robert-Cliche) and Sacré-Coeur-De-Jésus (MRC des Appalaches)

Turbine type and manufacturer: Siemens 3.2 Direct Drive, 113 Meter Rotor Diameter; Siemens Wind Power Limited

Number of turbines: 46

Commercial Operation Date (or Expected Commercial Operation Date) of Wind Project:	December 1, 2017 (expected).
Permits & Governmental Approvals:

1. Decision of the commission de protection du territoire agricole du Quebec dated August 31, 2016 (record identification # 410067-410137-410140-410197), as supplemented by decision of the commission de protection du territoire agricole due Quebec dated May 31, 2017 (record identification # 410067-410137).

2. Environmental Decree issued by the Government of Quebec on October 19, 2016 (Reference Number 900 – 2016).

3. Certificate of Authorization (No. 1) dated December 1, 2016 issued by the Ministry of Sustainable Development, Environment, and Action against Climate Change (Reference Number 3211-12-212), as modified by Modification dated December 14, 2016 and Modification dated May 4,

 App. C-3

2017.

4. Certificate of Authorization (No. 2) dated March 15, 2017 issued by the Ministry of Sustainable Development, Environment, and Action against Climate Change (Reference Number 3211-12-212).

5. Certificate of Authorization (No. 3) dated April 28, 2017 issued by the Ministry of Sustainable Development, Environment, and Action against Climate Change (Reference Number 3211-12-212).

6. Certificate of Authorization (No. 4) dated May 11, 2017 issued by the Ministry of Sustainable Development, Environment and Action against Climate Change (Reference Number 3211-12-212).

7. NAV Canada – Land Use Proposal Submission Clearance Letter dated October 21, 2016 (NAV Canada File No. 16-2577).

8. Transport Canada revised approval (Transport Canada File No. 17-037 and 17-084) dated March 9, 2017. Initial Approval (Transport Canada File No. 16-159 and 16-206) dated August 3, 2016.

9. Permission dated December 19, 2016 issued by Hydro-Quebec authorizing crossing of the collection and fibre optic system across certain public utility servitudes in favour of Hydro-Quebec.

10. Permission dated February 1, 2017 issued by Hydro-Quebec authorizing crossing of the collection and fibre optic system across certain public utility servitudes in favour of Hydro-Quebec.

11. Permission dated November 28, 2016 issued by TELUS Communications authorizing the crossing of the power transmission facilities and access roads across certain servitudes in favour of TELUS.

12. Permission dated November 1, 2016 issued by Bell Canada authorizing work within certain servitudes in favour of Bell Canada.

13. Notice of compliance with the Fisheries Act issued by the Department of Fisheries and Oceans Canada dated October 31, 2016 (DFO File No. 16-HQUE-00249), updated April 5, 2017 (DFO File No. 17-HQUE-00077).

Legal description of Wind Project site (i.e., real property description):

The only interests in real property necessary for the construction or operation of the Wind Project are those obtained by the Project Company pursuant to the terms of Leases. The legal description of the Wind Project site is attached as Exhibit I to this Appendix C.

 App. C-4

Exhibit I to Appendix C

Legal Description of Site

All of the constructions, works, improvements, buildings, erections and installations (comprised, without limitation, of towers and bases, foundations, switching stations, substations, transmission and interconnection facilities, electrical transmission lines, wind turbines and all associated switching and transmission equipment and installations including, without limitation, all electrical transformers, telecommunications equipment, energy production equipment, meteorological observation towers, wind measuring equipment, control facilities, grounding systems and all other installations and equipment used for the generating, storing and transmission of electricity, all wires, cables, poles, equipment, conduits and other accessories (such as junction boxes and circuit breaker panels together with the grounding system), located overhead or underground, which are used for the purposes of electrical or communication transmission, distribution or transfer, and all members and other relevant and necessary apparatus and installations used in connection with such equipment) owned by the Project Company as superficiary or otherwise which are located in, on, under and over the following lands situated in the Municipalities of of Saint-Sylvestre (MRC de Lotbinière), Saint Séverin (MRC Robert-Cliche), Saint Frédéric (MRC Robert-Cliche) and Sacré-Coeur-de-Jésus (MRC des Appalaches), in the Province of Quebec

DESCRIPTION

1.	Lands subject to superficies and servitudes granted by Gestion Jean-Claude Grondin Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 806 157.

1.1	PARCELLE 1 : MÂT MÉTÉOROLOGIQUE MMV2

Une partie du lot QUATRE MILLIONS DEUX CENT DIX-NEUF MILLE NEUF CENT TRENTE-SIX (4 219 936 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, à l'est, au sud et à l'ouest par une autre partie du lot 4 219 936.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 219 936, le point A, de là vers l'est, dans une direction de 70°30’46”, sur une distance de 295,02 mètres jusqu'au point B, point de départ. De là vers le nord, dans une direction de 355°33’59”, sur une distance de 49,50 mètres; de là vers l'est, dans une direction de 85°33’59”, sur une distance de 15,45 mètres, puis, dans une direction de 109°43’54”, sur une distance de 37,86 mètres; de là vers le sud, dans une direction de 175°33’59”, sur une distance de 34,00 mètres; et de là vers l'ouest, dans une direction de 265°33’59”, sur une distance de 50,00 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 207,3 mètres carrés.

 App. C-5

1.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente-six (4 219 936 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 219 935 et à l'est, au nord-est, au sud, au nord-ouest et à l'ouest par une autre partie du lot 4 219 936.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 219 936, le point A, de là vers le nord-est, dans une direction de 46°15'25", sur une distance de 418,08 mètres jusqu'au point C, point de départ. De là vers le nord-est, dans une direction de 46°15'25", sur une distance de 7,94 mètres; de là vers le sud, dans une direction de 175°20'15", sur une distance de 0,68 mètre, puis, sur une distance de 23,03 mètres le long d'un arc de cercle de 64,00 mètres de rayon, puis, dans une direction de 195°57'08", sur une distance de 70,58 mètres, puis, sur une distance de 20,64 mètres le long d'un arc de cercle de 58,00 mètres de rayon, puis, dans une direction de 175°33'59", sur une distance de 29,61 mètres; de là vers le sud-est, sur une distance de 5,75 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers l'ouest, dans une direction de 265°33'59", sur une distance de 11,91 mètres; de là vers le nord-est, sur une distance de 5,75 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le nord, dans une direction de 355°33'59", sur une distance de 29,61 mètres, puis, sur une distance de 22,77 mètres le long d'un arc de cercle de 64,00 mètres de rayon, puis, dans une direction de 15°57'08", sur une distance de 70,58 mètres, puis, sur une distance de 16,54 mètres le long d'un arc de cercle de 58,00 mètres de rayon jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 887,2 mètres carrés.

1.3	PARCELLE 3 : ÉOLIENNE T41

Une partie du lot QUATRE MILLIONS DEUX CENT DIX-NEUF MILLE NEUF CENT SOIXANTE-TROIS (4 219 963 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 963, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 210°03’07”, sur une distance de 470,29 mètres à partir du point d’intersection de la ligne séparative des lots 4 219 931 et 4 219 963 et de l’emprise sud-ouest du 4e Rang Nord (lot 4 220 566).

1.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DIX-NEUF MILLE NEUF CENT SOIXANTE-TROIS (4 219 963 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

 App. C-6

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 219 931 et à l'est, au nord, au nord-ouest, au nord-est, au sud-est et au sud par une autre partie du lot 4 219 963.

Partant du point d’intersection de la ligne séparative des lots 4 219 931 et 4 219 963 et de l’emprise sud-ouest du 4e Rang Nord (lot 4 220 566), le point D, de là vers le sud-ouest, dans une direction de 226°15’25”, sur une distance de 570,01 mètres jusqu'au point E, point de départ. De là vers le sud, dans une direction de 194°54’41”, sur une distance de 14,56 mètres; de là vers l'est, sur une distance de 223,82 mètres le long d'un arc de cercle de 77,00 mètres de rayon; de là vers le nord-est, dans une direction de 28°21’52”, sur une distance de 55,37 mètres; de là vers le sud-est, dans une direction de 118°21’52”, sur une distance de 12,00 mètres; de là vers le sud-ouest, dans une direction de 208°21’52”, sur une distance de 55,37 mètres; de là vers l'ouest, sur une distance de 253,79 mètres le long d'un arc de cercle de 89,00 mètres de rayon; et de là vers le nord-est, dans une direction de 46°15’25”, sur une distance de 22,81 mètres jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 3 616,4 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11305 de ses minutes.

2.	Lands subject to superficies and servitudes granted by Colette Fecteau and Yves Galarneau to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 060.

2.1	PARCELLES 1 ET 2 : ÉOLIENNE T38

Une partie des lots 4 529 084 et 4 529 085 du cadastre du Québec, circonscription foncière de Beauce, étant un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés. Le centre du cercle est situé dans une direction de 58°24’27”, sur une distance de 248,44 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 4 529 085.

2.1.1	PARCELLE 1 : ÉOLIENNE T38 – SEGMENT LOT 4 529 085 PTIE

Le segment du cercle faisant partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-cinq (4 529 085 PTIE) du cadastre du Québec, circonscription foncière de Beauce, étant plus amplement décrit comme suit, savoir :

Borné au nord-ouest par une partie du lot 4 529 084 et de toute autre part par une autre partie du lot 4 529 085.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 529 085, le point A, de là vers le nord-est, dans une direction de 46°30'31", sur une distance de 215,13 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 46°30'31", sur une distance de 55,93 mètres; de là vers le sud-ouest, sur une distance

 App. C-7

de 308,37 mètres le long d'un arc de cercle de 58,36 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 10 430,5 mètres carrés.

2.1.2	PARCELLE 2 : ÉOLIENNE T38 – SEGMENT LOT 4 529 084 PTIE

Le segment du cercle faisant partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-quatre (4 529 084 PTIE) du cadastre du Québec, circonscription foncière de Beauce, étant plus amplement décrit comme suit, savoir :

Borné au nord-ouest par une autre partie du lot 4 529 084 et au sud-est par une partie du lot 4 529 085.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 529 084, le point A, de là vers le nord-est, dans une direction de 46°30'31", sur une distance de 215,13 mètres jusqu'au point B, point de départ. De là vers le nord-est, sur une distance de 58,32 mètres le long d'un arc de cercle de 58,36 mètres de rayon; de là vers le sud-ouest, dans une direction de 226°30'31", sur une distance de 55,93 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 269,5 mètres carrés.

2.2	PARCELLE 3 : ÉOLIENNE T37

Une partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-cinq (4 529 085 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 529 085, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 244°26’29”, sur une distance de 267,57 mètres à partir du point d’intersection des limites nord-est et sud-est du lot 4 529 085.

2.3	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS CINQ CENT VINGT-NEUF MILLE QUATRE-VINGT-CINQ (4 529 085 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 529 084, à l'est, au sud-est, au sud, à l'ouest, au nord, au nord-ouest et à l'ouest par une autre partie du lot 4 529 085.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 529 085, le point A, de là vers le nord-est, dans une direction de 46°30'31", sur une distance de 518,52 mètres jusqu'au point D, point de départ. De là vers le nord-est, dans une direction de 46°30'31", sur une distance de 13,49 mètres; de là vers le sud, dans une direction de

 App. C-8

163°39'05", sur une distance de 59,10 mètres, puis, sur une distance de 47,26 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 204°04'00", sur une distance de 72,55 mètres, puis, sur une distance de 56,84 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 252°40'30", sur une distance de 107,51 mètres; de là vers le nord, dans une direction de 342°40'30", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 72°40'30", sur une distance de 107,51 mètres; de là vers le nord-est, sur une distance de 46,66 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 24°04'00", sur une distance de 72,55 mètres; de là vers le nord, sur une distance de 38,80 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 343°39'05", sur une distance de 52,95 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 3 970,4 mètres carrés.

2.4	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-cinq (4 529 085 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 220 566 (4e Rang Nord), au sud, au sud-est, à l'est, au sud, à l'ouest, au sud, au sud-est et au sud par une partie du lot 4 529 085, au nord-ouest par une partie du lot 4 529 084, par une partie du lot 4 529 085 et par une partie du lot 4 529 084 et au nord-ouest et au nord par une autre partie du lot 4 529 085.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 529 085, le point C, de là vers le nord-ouest, dans une direction de 322°54'20", sur une distance de 6,04 mètres jusqu'au point E, point de départ. De là vers l'ouest, sur une distance de 35,10 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 273°17'46", sur une distance de 62,25 mètres, puis, sur une distance de 18,92 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 253°35'13", sur une distance de 67,91 mètres; de là vers le sud-ouest, sur une distance de 33,70 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 218°28'41", sur une distance de 28,97 mètres; de là vers le sud, sur une distance de 42,68 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 174°01'15", sur une distance de 20,34 mètres; de là vers l'ouest, dans une direction de 264°01'15", sur une distance de 12,00 mètres; de là vers le nord, dans une direction de 354°01'15", sur une distance de 11,02 mètres; de là vers l'ouest, sur une distance de 18,93 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 218°28'41", sur une distance de 56,82 mètres, puis, sur une distance de 15,27 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 231°32'09", sur une distance de 144,16 mètres, puis, sur une distance de 20,61 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 210°03'43", sur une distance de 94,62 mètres, puis, sur une distance de 31,07 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 236°38'02",

 App. C-9

sur une distance de 57,80 mètres, puis, sur une distance de 11,13 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 246°08'55", sur une distance de 89,18 mètres; de là vers l'ouest, sur une distance de 13,90 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 46°30'31", sur une distance de 31,43 mètres, puis, dans une direction de 66°08'55", sur une distance de 73,37 mètres, puis, sur une distance de 9,13 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 56°38'02", sur une distance de 57,80 mètres, puis, sur une distance de 25,51 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 30°03'43", sur une distance de 94,62 mètres, puis, sur une distance de 25,11 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 51°32'09", sur une distance de 144,16 mètres, puis, sur une distance de 12,53 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 38°28'41", sur une distance de 134,59 mètres, puis, dans une direction de 46°30'31", sur une distance de 36,33 mètres, puis, sur une distance de 14,81 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 73°35'13", sur une distance de 67,91 mètres, puis, sur une distance de 23,05 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 93°17'46", sur une distance de 62,25 mètres, puis, sur une distance de 14,79 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-est, dans une direction de 140°00'11", sur une distance de 0,86 mètre, puis, dans une direction de 142°54'20", sur une distance de 27,01 mètres jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 10 349,1 mètres carrés.

2.5	PARCELLE 6 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-quatre (4 529 084 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 219 932, à l'est par une partie du lot 4 529 084, au sud-est par une partie du lot 4 529 085 et à l'ouest par une autre partie du lot 4 529 084.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 529 084, le point A, de là vers le nord-est, dans une direction de 46°30'31", sur une distance de 518,52 mètres jusqu'au point D, point de départ. De là vers le nord, dans une direction de 343°39'05", sur une distance de 39,54 mètres, puis, sur une distance de 30,78 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 46°31'49", sur une distance de 28,56 mètres; de là vers le sud, sur une distance de 48,93 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 163°39'05", sur une distance de 33,39 mètres; et de là vers le sud-ouest, dans une direction de 226°30'31", sur une distance de 13,49 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 891,6 mètres carrés.

 App. C-10

2.6	PARCELLE 7 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-quatre (4 529 084 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 219 932, au nord et au nord-ouest par une partie du lot 4 529 084, au sud-est par une partie du lot 4 529 085 et au sud par une autre partie du lot 4 529 084.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 529 084, le point A, de là vers le nord-est, dans une direction de 46°30'31", sur une distance de 681,53 mètres jusqu'au point F, point de départ. De là vers l'ouest, sur une distance de 15,43 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 271°13'34", sur une distance de 48,61 mètres, puis, sur une distance de 31,47 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 46°31'49", sur une distance de 28,56 mètres; de là vers l'est, sur une distance de 9,51 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 91°13'34", sur une distance de 48,61 mètres, puis, sur une distance de 24,07 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 66°08'55", sur une distance de 15,81 mètres; et de là vers le sud-ouest, dans une direction de 226°30'31", sur une distance de 31,43 mètres jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 1 122,7 mètres carrés.

2.7	PARCELLE 8 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent vingt-neuf mille quatre-vingt-quatre (4 529 084 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une autre partie du lot 4 529 084 et au sud-est par une partie du lot 4 529 085.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 529 084, le point G, de là vers le sud-ouest, dans une direction de 226°30'31", sur une distance de 150,37 mètres jusqu'au point H, point de départ. De là vers le sud-ouest, dans une direction de 226°30'31", sur une distance de 36,33 mètres; de là vers le nord-est, dans une direction de 38°28'41", sur une distance de 10,40 mètres, puis, sur une distance de 26,25 mètres le long d'un arc de cercle de 67,00 mètres de rayon jusqu'au point H, le point de départ.

Contenant en superficie, ladite parcelle, 48,7 mètres carrés.

 App. C-11

2.8	PARCELLE 9 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente-deux (4 219 932 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 219 932 et au sud-est par une partie du lot 4 529 084, par une autre partie du lot 4 219 932 et par une autre partie du lot 4 529 084.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 219 932, le point I, de là vers le nord-est, dans une direction de 46°31'49", sur une distance de 548,97 mètres jusqu'au point J, point de départ. De là vers le nord-est, sur une distance de 85,51 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 226°31'49", sur une distance de 28,56 mètres, puis, sur une distance de 22,86 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 226°31'49", sur une distance de 28,56 mètres jusqu'au point J, le point de départ.

Contenant en superficie, ladite parcelle, 698,7 mètres carrés.

2.9	PARCELLE 10 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente-sept (4 219 937 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord par une partie du lot 4 212 538, à l'est par une partie du lot 4 219 937, au sud-ouest par une partie du lot 4 220 565 (4e Rang Nord) et à l'ouest par une autre partie du lot 4 219 937.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 219 937, le point K, de là vers le sud-est, dans une direction de 140°48'12", sur une distance de 40,28 mètres, puis, dans une direction de 145°43'50", sur une distance de 15,05 mètres jusqu'au point L, point de départ. De là vers le nord, dans une direction de 19°19'01", sur une distance de 92,85 mètres; de là vers l'est, dans une direction de 81°38'41", sur une distance de 6,77 mètres; de là vers le sud, dans une direction de 199°19'01", sur une distance de 100,42 mètres; et de là vers le nord-ouest, dans une direction de 325°43'50", sur une distance de 7,46 mètres jusqu'au point L, le point de départ.

Contenant en superficie, ladite parcelle, 579,8 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11306 de ses minutes.

3.	Lands subject to superficies and servitudes granted by Ferme C.L.R. Jacques SENC to Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 255.

 App. C-12

3.1	PARCELLE 1 : ÉOLIENNE T22

Une partie du lot quatre millions deux cent douze mille quatre cent six (4 212 406 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 406, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 309°40'58", sur une distance de 862,55 mètres à partir du point d’intersection des limites nord-est et sud-est du lot 4 212 406.

3.2	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent six (4 212 406 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 406, au nord-est par une partie du lot 4 212 478, au sud-est par une autre partie du lot 4 212 406 et au sud-ouest par une partie du lot 4 212 404.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 406, le point A, de là vers le nord-ouest, dans une direction de 316°02'45", sur une distance de 935,64 mètres jusqu'au point C, point de départ. De là vers le sud-ouest, sur une distance de 13,12 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 231°13'05", sur une distance de 143,19 mètres, puis, sur une distance de 19,68 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 210°43'03", sur une distance de 0,89 mètre; de là vers le nord-ouest, dans une direction de 316°01'39", sur une distance de 12,40 mètres; de là vers le nord-est, sur une distance de 21,59 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 51°13'05", sur une distance de 143,19 mètres, puis, sur une distance de 11,92 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le sud-est, dans une direction de 136°02'45", sur une distance de 12,55 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 2 121,4 mètres carrés.

3.3	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent six (4 212 406 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-ouest, au nord-est, au sud-est et au sud-ouest par une autre partie du lot 4 212 406.

 App. C-13

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 406, le point A, de là vers le nord-ouest, dans une direction de 310°55'35", sur une distance de 948,65 mètres jusqu'au point D, point de départ. De là vers le sud-est, dans une direction de 141°13'04", sur une distance de 75,12 mètres; de là vers le sud-ouest, dans une direction de 232°58'36", sur une distance de 6,00 mètres; de là vers le nord-ouest, dans une direction de 321°13'04", sur une distance de 74,93 mètres; et de là vers le nord-est, dans une direction de 51°13'05", sur une distance de 6,00 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 450,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11307 de ses minutes.

4.	Lands subject to superficies and servitudes granted by Réal Jacques to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 778 224.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre (4 212 404 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 404, au nord-est par une partie du lot 4 212 406, au sud-est par une autre partie du lot 4 212 404 et au sud-ouest par une partie du lot 4 212 400.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 404, le point A, de là vers le nord-ouest, dans une direction de 316°16'35", sur une distance de 37,81 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 316°16'35", sur une distance de 12,46 mètres; de là vers le nord-est, dans une direction de 30°43'03", sur une distance de 372,89 mètres, puis, sur une distance de 2,38 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-est, dans une direction de 136°01'39", sur une distance de 12,40 mètres; et de là vers le sud-ouest, dans une direction de 210°43'03", sur une distance de 375,34 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 503,7 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11308 de ses minutes.

 App. C-14

5.	Lands subject to superficies and servitudes granted by Ferme Guy Berthiaume Inc. to the Secured Party under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 527.

PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingts (4 212 480 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest et au nord par une partie du lot 4 212 480, au nord-est par une partie du lot 4 212 481, au sud et au sud-est par une autre partie du lot 4 212 480 et au sud-ouest par une partie du lot 4 212 479.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 480, le point C, de là vers le nord-ouest, dans une direction de 316°47'50", sur une distance de 172,96 mètres jusqu'au point D, point de départ. De là vers le nord-ouest, dans une direction de 316°47'50", sur une distance de 12,08 mètres; de là vers le nord-est, dans une direction de 53°24'01", sur une distance de 128,32 mètres; de là vers l'est, sur une distance de 62,03 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 106°26'40", sur une distance de 162,84 mètres, puis, sur une distance de 11,05 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 136°31'06", sur une distance de 16,38 mètres; de là vers l'ouest, sur une distance de 25,78 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 286°26'40", sur une distance de 162,84 mètres, puis, sur une distance de 50,92 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le sud-ouest, dans une direction de 233°24'01", sur une distance de 126,93 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 4 386,2 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11309 de ses minutes.

6.	Lands subject to superficies and servitudes granted by Steve Gagnon to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 019.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille quatre-vingt-quatorze (4 220 094 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

 App. C-15

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 220 093, au nord-est et à l'est par une partie du lot 4 220 094, au sud-est par une partie du lot 4 220 080 et à l'ouest et au sud-ouest par une autre partie du lot 4 220 094.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 220 094, le point A, de là vers le sud-ouest, dans une direction de 226°35'08", sur une distance de 249,69 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 141°05'05", sur une distance de 30,70 mètres, puis, sur une distance de 38,16 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 173°43'04", sur une distance de 95,28 mètres, puis, sur une distance de 2,80 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 226°35'31", sur une distance de 13,95 mètres; de là vers le nord, sur une distance de 11,27 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 353°43'04", sur une distance de 95,28 mètres; de là vers le nord-ouest, sur une distance de 31,33 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 321°05'05", sur une distance de 29,75 mètres; et de là vers le nord-est, dans une direction de 46°35'08", sur une distance de 12,04 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 007,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11310 de ses minutes.

7.	Lands subject to superficies and servitudes granted by Gestion Steve Gagnon et Fils Inc. to the Projet Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 196.

7.1	PARCELLE 1 : ÉOLIENNE T14

Une partie du lot quatre millions deux cent douze mille trois cent quatre-vingts (4 212 380 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 380, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 352°45'19", sur une distance de 334,72 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 212 380.

7.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille trois cent quatre-vingts (4 212 380 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

 App. C-16

De figure irrégulière, bornée à l'ouest, au sud-ouest, à l'ouest, au nord, à l'est, au nord-est et à l'est par une autre partie du lot 4 212 380 et au sud-ouest par une partie du lot 4 212 973.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 380, le point A, de là vers le nord-ouest, dans une direction de 314°22'23", sur une distance de 47,33 mètres, puis, dans une direction de 321°06'51", sur une distance de 15,73 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 321°06'51", sur une distance de 21,19 mètres, puis, dans une direction de 302°25'11", sur une distance de 2,90 mètres; de là vers le nord, dans une direction de 348°57'06", sur une distance de 3,09 mètres, puis, sur une distance de 15,70 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 332°36'00", sur une distance de 72,26 mètres; de là vers le nord, sur une distance de 57,58 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 21°50'26", sur une distance de 130,25 mètres; de là vers l'est, dans une direction de 111°50'26", sur une distance de 12,00 mètres; de là vers le sud, dans une direction de 201°50'26", sur une distance de 130,25 mètres, puis, sur une distance de 47,27 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 152°36'00", sur une distance de 72,26 mètres; de là vers le sud, sur une distance de 19,12 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 168°57'06", sur une distance de 23,82 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 419,6 mètres carrés.

7.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille trois cent quatre-vingts (4 212 380 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest par une partie du lot 4 212 330, au nord et au nord-est par une partie du lot 4 212 380, au sud par une partie du lot 4 212 973, au sud-ouest et au sud par une autre partie du lot 4 212 380.

Partant du point d’intersection des limites sud et ouest du lot 4 212 380, le point C, de là vers le nord, dans une direction de 22°00'51", sur une distance de 37,18 mètres jusqu'au point D, point de départ. De là vers le nord, dans une direction de 22°00'51", sur une distance de 12,09 mètres; de là vers l'est, dans une direction de 104°55'04", sur une distance de 8,03 mètres; de là vers le sud-est, sur une distance de 53,54 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 150°42'18", sur une distance de 5,80 mètres; de là vers l'ouest, dans une direction de 263°40'29", sur une distance de 13,03 mètres; de là vers le nord-ouest, dans une direction de 330°42'18", sur une distance de 0,72 mètre, puis, sur une distance de 43,95 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 284°55'04", sur une distance de 9,52 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 729,4 mètres carrés.

 App. C-17

7.4	PARCELLE 4 : ÉOLIENNE T19

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-dix-huit (4 212 498 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 498, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 28°20'42", sur une distance de 332,56 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 212 498.

7.5	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-dix-huit (4 212 498 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest, au nord, au nord-est, au sud-est, au sud-ouest, au sud, au sud-est et à l'est par une autre partie du lot 4 212 498 et au sud par une partie du lot 4 212 845 (Route Sainte Catherine).

Partant du point d’intersection des limites sud et nord-ouest du lot 4 212 498, le point E, de là vers l'est, dans une direction de 96°06'29", sur une distance de 6,82 mètres jusqu'au point F, point de départ. De là vers le nord-est, sur une distance de 60,21 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, sur une distance de 38,82 mètres le long d'un arc de cercle de 106,00 mètres de rayon, puis, dans une direction de 46°33'44", sur une distance de 180,48 mètres, puis, sur une distance de 47,03 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 86°46'48", sur une distance de 122,63 mètres; de là vers le sud-est, sur une distance de 67,37 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 144°23'44", sur une distance de 56,65 mètres; de là vers le sud-ouest, dans une direction de 234°23'44", sur une distance de 12,00 mètres; de là vers le nord-ouest, dans une direction de 324°23'44", sur une distance de 56,65 mètres, puis, sur une distance de 55,31 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 266°46'48", sur une distance de 122,63 mètres; de là vers le sud-ouest, sur une distance de 38,61 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 226°33'44", sur une distance de 180,48 mètres, puis, sur une distance de 32,47 mètres le long d'un arc de cercle de 94,00 mètres de rayon, puis, dans une direction de 206°46'05", sur une distance de 20,01 mètres; de là vers le sud, sur une distance de 16,32 mètres le long d'un arc de cercle de 15,00 mètres de rayon; de là vers l'ouest, dans une direction de 276°06'29", sur une distance de 52,14 mètres jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 6 731,1 mètres carrés.

 App. C-18

7.6	PARCELLE 6 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille six cent trente-deux (4 212 632 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest, à l'ouest et au sud-ouest par une partie du lot 4 212 632, au nord-est par une partie du lot 4 212 845 (Route Sainte Catherine), à l'est et au sud-est par une autre partie du lot 4 212 632 et au sud-ouest par une partie du lot 4 212 494.

Partant du point d’intersection des limites sud-est et nord-ouest du lot 4 212 632, le point G, de là vers le nord-ouest, dans une direction de 313°05'26", sur une distance de 137,14 mètres jusqu'au point H, point de départ. De là vers le nord-ouest, dans une direction de 313°05'26", sur une distance de 12,53 mètres; de là vers le nord-est, dans une direction de 59°47'48", sur une distance de 188,01 mètres, puis, sur une distance de 12,33 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 46°56'55", sur une distance de 63,09 mètres; de là vers le nord, sur une distance de 90,63 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 312°32'24", sur une distance de 4,61 mètres; de là vers le sud-est, sur une distance de 38,46 mètres le long d'un arc de cercle de 118,14 mètres de rayon; de là vers le sud, sur une distance de 2,49 mètres le long d'un arc de cercle de 3,00 mètres de rayon, puis, sur une distance de 73,77 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 226°56'55", sur une distance de 63,09 mètres, puis, sur une distance de 15,02 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 239°47'48", sur une distance de 184,41 mètres jusqu'au point H, le point de départ.

Contenant en superficie, ladite parcelle, 4 178,0 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11311 de ses minutes.

8.	Lands subject to superficies and servitudes granted by Isabelle Lamonde to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 390.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente et un (4 219 931 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest, au nord-ouest et au nord par une partie du lot 4 219 931, au nord-est par une partie du lot 4 220 566 (4e Rang Nord), au sud, au sud-est

 App. C-19

et à l'est par une autre partie du lot 4 219 931 et au sud-est par une partie du lot 4 219 963.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 219 931, le point A, de là vers le nord-ouest, dans une direction de 321°55'47", sur une distance de 109,47 mètres jusqu'au point B, point de départ. De là vers l'ouest, sur une distance de 53,41 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 254°38'47", sur une distance de 67,79 mètres, puis, sur une distance de 56,73 mètres le long d'un arc de cercle de 344,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 245°11'50", sur une distance de 38,52 mètres, puis, sur une distance de 60,31 mètres le long d'un arc de cercle de 194,00 mètres de rayon, puis, dans une direction de 227°23'03", sur une distance de 74,76 mètres; de là vers le sud, sur une distance de 50,88 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 174°22'40", sur une distance de 163,87 mètres, puis, sur une distance de 24,01 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 194°54'41", sur une distance de 125,33 mètres; de là vers le sud-ouest, dans une direction de 226°15'25", sur une distance de 22,81 mètres; de là vers le nord, sur une distance de 4,92 mètres le long d'un arc de cercle de 89,00 mètres de rayon, puis, dans une direction de 14°54'41", sur une distance de 139,90 mètres, puis, sur une distance de 19,71 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 354°22'40", sur une distance de 163,87 mètres, puis, sur une distance de 61,98 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 47°23'03", sur une distance de 74,76 mètres, puis, sur une distance de 64,04 mètres le long d'un arc de cercle de 206,00 mètres de rayon, puis, dans une direction de 65°11'50", sur une distance de 38,52 mètres; de là vers l'est, sur une distance de 58,71 mètres le long d'un arc de cercle de 356,00 mètres de rayon, puis, dans une direction de 74°38'47", sur une distance de 67,79 mètres, puis, sur une distance de 28,27 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, sur une distance de 5,41 mètres le long d'un arc de cercle de 6,00 mètres de rayon; de là vers le sud-est, dans une direction de 141°48'01", sur une distance de 32,81 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 8 657,5 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11312 de ses minutes.

9.	Lands subject to superficies and servitudes granted by Groupe A.J.C. Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 827 888.

9.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille trois cent trente (4 212 330 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

 App. C-20

De figure irrégulière, bornée au nord, au nord-ouest et au nord par une partie du lot 4 212 330, à l'est par une partie du lot 4 212 380, au sud, au sud-est et au sud par une autre partie du lot 4 212 330 et à l'ouest par une partie du lot 4 212 329.

Partant du point d’intersection des limites sud et ouest du lot 4 212 330, le point A, de là vers le nord, dans une direction de 20°51'21", sur une distance de 69,16 mètres jusqu'au point B, point de départ. De là vers le nord, dans une direction de 20°51'21", sur une distance de 12,89 mètres; de là vers l'est, dans une direction de 89°29'17", sur une distance de 31,58 mètres, puis, sur une distance de 19,15 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 105°51'55", sur une distance de 55,29 mètres, puis, sur une distance de 39,02 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 65°12'52", sur une distance de 140,08 mètres; de là vers l'est, sur une distance de 46,43 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 104°55'04", sur une distance de 80,47 mètres; de là vers le sud, dans une direction de 202°00'51", sur une distance de 12,09 mètres; de là vers l'ouest, dans une direction de 284°55'04", sur une distance de 78,98 mètres, puis, sur une distance de 38,11 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 245°12'52", sur une distance de 140,08 mètres; de là vers l'ouest, sur une distance de 47,54 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 285°51'55", sur une distance de 55,29 mètres, puis, sur une distance de 15,72 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 269°29'17", sur une distance de 36,27 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 944,0 mètres carrés.

9.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent trente-huit (4 212 938 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 872 (Rang Saint-Paul), au sud-est, au nord-est, à l'est, au nord-est, à l'est et au sud-est par une partie du lot 4 212 938, au sud-ouest par une partie du lot 4 212 939 et au nord-ouest, à l'ouest, au sud-ouest, à l'ouest, au sud-ouest, au sud, au sud-ouest et à l'ouest par une autre partie du lot 4 212 938.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 938, le point C, point de départ. De là vers le sud-ouest, sur une distance de 36,54 mètres le long d'un arc de cercle de 75,00 mètres de rayon; de là vers le sud-est, sur une distance de 69,65 mètres le long d'un arc de cercle de 52,00 mètres de rayon, puis, dans une direction de 115°11'39", sur une distance de 35,91 mètres, puis, sur une distance de 163,01 mètres le long d'un arc de cercle de 96,00 mètres de rayon; de là vers le sud, dans une direction de 195°45'30", sur une distance de 5,95 mètres, puis, sur une distance de 56,31 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 137°06'00", sur une distance de 32,19 mètres; de là vers le sud, sur une distance de

 App. C-21

82,08 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 207°17'44", sur une distance de 42,46 mètres, puis, dans une direction de 203°22'18", sur une distance de 8,18 mètres; de là vers le nord-ouest, dans une direction de 316°46'48", sur une distance de 13,08 mètres; de là vers le nord-est, dans une direction de 23°22'18", sur une distance de 3,39 mètres, puis, dans une direction de 27°17'44", sur une distance de 42,87 mètres; de là vers le nord, sur une distance de 67,38 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 317°06'00", sur une distance de 32,19 mètres; de là vers le nord, sur une distance de 68,59 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 15°45'30", sur une distance de 4,52 mètres, puis, dans une direction de 356°04'19", sur une distance de 33,00 mètres; de là vers le nord-ouest, sur une distance de 69,81 mètres le long d'un arc de cercle de 87,00 mètres de rayon; de là vers l'ouest, sur une distance de 44,67 mètres le long d'un arc de cercle de 84,00 mètres de rayon, puis, dans une direction de 273°54'34", sur une distance de 15,23 mètres; de là vers le nord-ouest, sur une distance de 119,20 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, sur une distance de 2,33 mètres le long d'un arc de cercle de 3,00 mètres de rayon; de là vers le nord-est, dans une direction de 49°17'59", sur une distance de 23,04 mètres, puis, dans une direction de 57°24'36", sur une distance de 24,74 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 8 042,8 mètres carrés.

9.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent trente-neuf (4 212 939 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-ouest par une partie du lot 4 212 939, au nord-est par une partie du lot 4 212 938, au sud-est par une autre partie du lot 4 212 939 et au sud-ouest par une partie du lot 4 212 840.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 939, le point D, de là vers le sud-est, dans une direction de 136°43'20", sur une distance de 458,47 mètres jusqu'au point E, point de départ. De là vers le nord-est, dans une direction de 23°22'18", sur une distance de 102,55 mètres; de là vers le sud-est, dans une direction de 136°46'48", sur une distance de 13,08 mètres; de là vers le sud-ouest, dans une direction de 203°22'18", sur une distance de 102,54 mètres; et de là vers le nord-ouest, dans une direction de 316°43'20", sur une distance de 13,07 mètres jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 1 230,5 mètres carrés.

 App. C-22

9.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent quarante (4 212 940 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-ouest par une partie du lot 4 212 940, au nord-est par une partie du lot 4 212 939, au sud-est par une autre partie du lot 4 212 940 et au sud-ouest par une partie du lot 4 212 941.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 940, le point D, de là vers le sud-est, dans une direction de 136°43'20", sur une distance de 458,47 mètres jusqu'au point E, point de départ. De là vers le sud-est, dans une direction de 136°43'20", sur une distance de 13,07 mètres; de là vers le sud-ouest, dans une direction de 203°22'18", sur une distance de 102,45 mètres; de là vers le nord-ouest, dans une direction de 316°39'53", sur une distance de 13,06 mètres; et de là vers le nord-est, dans une direction de 23°22'18", sur une distance de 102,47 mètres jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 1 229,5 mètres carrés.

9.5	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent quarante et un (4 212 941 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest et au nord-ouest par une partie du lot 4 212 941, au nord-est par une partie du lot 4 212 940, à l'est par une autre partie du lot 4 212 941 et au sud-ouest par une partie du lot 4 211 921.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 941, le point F, de là vers le sud-est, dans une direction de 136°32'55", sur une distance de 624,55 mètres jusqu'au point G, point de départ. De là vers le nord, dans une direction de 0°59'32", sur une distance de 14,62 mètres, puis, sur une distance de 18,67 mètres le long d'un arc de cercle de 96,00 mètres de rayon, puis, dans une direction de 12°08'10", sur une distance de 186,24 mètres, puis, sur une distance de 13,14 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 23°22'18", sur une distance de 5,17 mètres; de là vers le sud-est, dans une direction de 136°39'53", sur une distance de 13,06 mètres; de là vers le sud, sur une distance de 10,79 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 192°08'10", sur une distance de 186,24 mètres, puis, sur une distance de 16,34 mètres le long d'un arc de cercle de 84,00 mètres de rayon, puis, dans une direction de 180°59'32", sur une distance de 26,85 mètres; de là vers le nord-ouest, dans une direction de 316°32'55", sur une distance de 17,14 mètres jusqu'au point G, le point de départ.

Contenant en superficie, ladite parcelle, 2 868,3 mètres carrés.

 App. C-23

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11313 de ses minutes.

10.	Lands subject to superficies and servitudes granted by Germain Labrecque to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 044.

10.1	PARCELLE 1 : ÉOLIENNE T7

Une partie du lot quatre millions deux cent douze mille six cent six (4 212 606 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 606, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 248°09'17", sur une distance de 506,62 mètres à partir du point d’intersection des limites nord et est du lot 4 212 606.

10.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille six cent six (4 212 606 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'est, au sud-ouest, au sud, à l'ouest, au nord et au nord-est par une autre partie du lot 4 212 606.

Partant du point d’intersection des limites nord et est du lot 4 212 606, le point A, de là vers le sud-ouest, dans une direction de 235°37'30", sur une distance de 392,55 mètres jusqu'au point B, point de départ. De là vers le sud, dans une direction de 175°56'40", sur une distance de 18,46 mètres; de là vers le nord-ouest, dans une direction de 315°24'09", sur une distance de 18,82 mètres, puis, sur une distance de 34,99 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 278°57'12", sur une distance de 92,73 mètres; de là vers le nord, dans une direction de 8°57'12", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 98°57'12", sur une distance de 92,73 mètres; de là vers le sud-est, sur une distance de 42,62 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 135°24'09", sur une distance de 4,79 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 720,2 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 6 octobre 2016 sous le numéro 11499 de ses minutes.

 App. C-24

11.	Lands subject to superficies and servitudes granted by Germain Labrecque to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 113.

11.1	PARCELLE 1 : ÉOLIENNE T8

Une partie du lot QUATRE MILLIONS DEUX CENT DOUZE MILLE SIX CENT SIX (4 212 606 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 606, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 195°42'29", sur une distance de 238,76 mètres à partir du point d’intersection des limites nord et est du lot 4 212 606.

11.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DOUZE MILLE SIX CENT SIX (4 212 606 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'est par une partie des lots 4 212 745 et 4 212 744, au sud, au sud-ouest, à l'ouest, au nord-est, au nord, au nord-ouest, au nord, à l'est, au sud, au sud-est, au nord-est et au nord par une autre partie du lot 4 212 606.

Partant du point d’intersection des limites est et sud du lot 4 212 606, le point A, de là vers le nord, dans une direction de 355°04'38", sur une distance de 48,41 mètres jusqu'au point B, point de départ. De là vers l'ouest, sur une distance de 6,23 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 291°16'17", sur une distance de 259,64 mètres; de là vers le nord-ouest, sur une distance de 28,22 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 315°24'09", sur une distance de 114,68 mètres; de là vers le nord, dans une direction de 355°56'40", sur une distance de 18,46 mètres; de là vers le sud-est, dans une direction de 135°24'09", sur une distance de 52,56 mètres; de là vers l'est, sur une distance de 31,21 mètres le long d'un arc de cercle de 15,00 mètres de rayon; de là vers le nord-est, sur une distance de 96,35 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 98°36'18", sur une distance de 112,08 mètres; de là vers le sud, dans une direction de 188°36'18", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 278°36'18", sur une distance de 112,08 mètres; de là vers le sud-ouest, sur une distance de 137,46 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 135°24'09", sur une distance de 4,56 mètres, puis, sur une distance de 23,16 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 111°16'17", sur une distance de 259,64 mètres, puis, sur une distance de 0,46 mètre le long d'un arc de cercle de 55,00 mètres de rayon; et de

 App. C-25

là vers le sud, dans une direction de 175°04'38", sur une distance de 13,05 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 7 988,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 6 octobre 2016 sous le numéro 11500 de ses minutes.

12.	Lands subject to superficies and servitudes granted by Germain Nault to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 803 793.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent onze mille neuf cent vingt et un (4 211 921 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 941, à l'est par une partie du lot 4 211 921, au sud-ouest par une partie du lot 5 092 295 et à l'ouest par une autre partie du lot 4 211 921.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 211 921, le point A, de là vers le sud-est, dans une direction de 136°32'55", sur une distance de 624,55 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 136°32'55", sur une distance de 17,14 mètres; de là vers le sud, dans une direction de 180°59'32", sur une distance de 252,38 mètres, puis, sur une distance de 6,34 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 316°26'42", sur une distance de 16,68 mètres; et de là vers le nord, dans une direction de 0°59'32", sur une distance de 259,06 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 107,8 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11315 de ses minutes.

13.	Lands subject to superficies and servitudes granted by Martin Laflamme Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 803 715.

13.1	PARCELLE 1 : ÉOLIENNE T3

Une partie du lot cinq millions quatre-vingt-douze mille deux cent quatre-vingt-quinze (5 092 295 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot

 App. C-26

5 092 295, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 144°42'28", sur une distance de 842,50 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 5 092 295.

13.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot cinq millions quatre-vingt-douze mille deux cent quatre-vingt-quinze (5 092 295 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 211 921 et au sud-est, au sud-ouest, au nord-ouest et à l'ouest par une autre partie du lot 5 092 295.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 5 092 295, le point A, de là vers le sud-est, dans une direction de 136°26'42", sur une distance de 809,75 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 136°26'42", sur une distance de 16,68 mètres; de là vers le sud-ouest, sur une distance de 48,87 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 228°12'30", sur une distance de 62,91 mètres; de là vers le nord-ouest, dans une direction de 318°12'30", sur une distance de 12,00 mètres; de là vers le nord-est, dans une direction de 48°12'30", sur une distance de 62,91 mètres, puis, sur une distance de 45,32 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le nord, dans une direction de 0°59'32", sur une distance de 5,56 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 352,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11316 de ses minutes.

14.	Lands subject to superficies and servitudes granted by Léo Ferland to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 812.

14.1	PARCELLE 1 : ÉOLIENNE T16

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quinze (4 212 495 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 495, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

 App. C-27

Pour fin de rattachement, le centre du cercle est situé dans une direction de 182°14'52", sur une distance de 545,79 mètres à partir du point d’intersection des limites ouest et nord-est du lot 4 212 495.

14.2	PARCELLE 2 : ÉOLIENNE T17

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quinze (4 212 495 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 495, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 6°56'46", sur une distance de 135,42 mètres à partir du point d’intersection des limites sud-est et sud du lot 4 212 495.

14.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quinze (4 212 495 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest par une partie du lot 4 212 494 et au nord-est, au nord, à l'est, au sud et au sud-ouest par une autre partie du lot 4 212 495.

Partant du point d’intersection des limites ouest et nord-est du lot 4 212 495, le point A, de là vers le sud, dans une direction de 202°28'23", sur une distance de 500,15 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 140°39'42", sur une distance de 64,94 mètres, puis, sur une distance de 44,38 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 94°25'33", sur une distance de 77,82 mètres; de là vers le sud, dans une direction de 184°25'33", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 274°25'33", sur une distance de 77,82 mètres; de là vers le nord-ouest, sur une distance de 54,07 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 320°39'42", sur une distance de 58,51 mètres; de là vers le nord, dans une direction de 22°28'23", sur une distance de 13,61 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 265,2 mètres carrés.

14.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quinze (4 212 495 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

 App. C-28

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 633, au sud-est, à l'est, au nord-est, à l'est, au sud, à l'ouest, au sud-ouest, à l'ouest et au nord-ouest par une autre partie du lot 4 212 495.

Partant du point d’intersection des limites ouest et nord-est du lot 4 212 495, le point A, de là vers le sud-est, dans une direction de 136°57'27", sur une distance de 260,40 mètres jusqu'au point C, point de départ. De là vers le sud-est, dans une direction de 131°33'27", sur une distance de 12,18 mètres; de là vers le sud-ouest, dans une direction de 211°45'02", sur une distance de 22,94 mètres; de là vers le sud, sur une distance de 62,43 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 146°42'57", sur une distance de 63,99 mètres, puis, sur une distance de 18,88 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 162°51'39", sur une distance de 57,49 mètres, puis, sur une distance de 15,39 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 176°01'26", sur une distance de 249,15 mètres, puis, sur une distance de 21,59 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 194°29'21", sur une distance de 130,56 mètres; de là vers l'ouest, dans une direction de 284°29'21", sur une distance de 12,00 mètres; de là vers le nord, dans une direction de 14°29'21", sur une distance de 130,56 mètres, puis, sur une distance de 17,73 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 356°01'26", sur une distance de 249,15 mètres, puis, sur une distance de 12,64 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 342°51'39", sur une distance de 57,49 mètres; de là vers le nord-ouest, sur une distance de 15,50 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 326°42'57", sur une distance de 63,99 mètres; de là vers le nord, sur une distance de 76,05 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 31°45'02", sur une distance de 25,02 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 7 743,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11317 de ses minutes.

15.	Lands subject to superficies and servitudes granted by Joseph-Émile Ferland to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 847.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille six cent trente-trois (4 212 633 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est et au nord par une partie du lot 4 212 846 (Route Sainte-Catherine), au sud-est par une partie du lot 4 212 633, au sud-ouest par une partie du lot 4 212 495 et au nord-ouest et à l'ouest par une autre partie du lot 4 212 633.

 App. C-29

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 633, le point A, de là vers le nord-ouest, dans une direction de 312°32'58", sur une distance de 44,12 mètres, puis, dans une direction de 311°33'27", sur une distance de 5,57 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 311°33'27", sur une distance de 12,18 mètres; de là vers le nord-est, dans une direction de 31°45'02", sur une distance de 27,28 mètres, puis, sur une distance de 6,82 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 24°38'30", sur une distance de 114,23 mètres, puis, sur une distance de 19,10 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 40°58'42", sur une distance de 80,14 mètres; de là vers le nord, sur une distance de 63,48 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 122°42'29", sur une distance de 33,74 mètres; de là vers l'est, dans une direction de 100°19'17", sur une distance de 13,19 mètres; de là vers le sud-ouest, dans une direction de 220°58'42", sur une distance de 142,01 mètres, puis, sur une distance de 15,68 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 204°38'30", sur une distance de 114,23 mètres, puis, sur une distance de 8,31 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 211°45'02", sur une distance de 29,35 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 210,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 22 août 2016 sous le numéro 11318 de ses minutes.

16.	Lands subject to superficies and servitudes granted by Boisé CSD Ferland S.E.N.C. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 726 and 22 828 371.

16.1	PARCELLE 1 : ÉOLIENNE T15

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quatorze (4 212 494 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 494, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 228°03'22", sur une distance de 439,98 mètres à partir du point d’intersection des limites nord-est et est du lot 4 212 494.

16.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quatorze (4 212 494 PTIE) du cadastre du Québec,

 App. C-30

circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 632, au sud-est, à l'est et au nord-est par une partie du lot 4 212 494, à l'est par une partie du lot 4 212 495 et au sud-ouest, à l'ouest, au sud-ouest, au sud, à l'ouest, au nord, au nord-ouest, à l'ouest et au nord-ouest par une autre partie du lot 4 212 494.

Partant du point d’intersection des limites nord-est et est du lot 4 212 494, le point A, de là vers le nord-ouest, dans une direction de 311°31'10", sur une distance de 37,23 mètres, puis, dans une direction de 313°05'26", sur une distance de 137,14 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 239°47'48", sur une distance de 49,84 mètres, puis, sur une distance de 68,04 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 168°54'47", sur une distance de 171,97 mètres, puis, sur une distance de 30,91 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 195°20'51", sur une distance de 105,16 mètres, puis, sur une distance de 4,26 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 198°59'12", sur une distance de 78,01 mètres, puis, sur une distance de 24,59 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 173°22'05", sur une distance de 49,79 mètres; de là vers le sud-est, sur une distance de 31,40 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 140°39'42", sur une distance de 21,36 mètres; de là vers le sud, dans une direction de 202°28'23", sur une distance de 13,61 mètres; de là vers le nord-ouest, dans une direction de 320°39'42", sur une distance de 27,79 mètres, puis, sur une distance de 38,25 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 353°22'05", sur une distance de 49,79 mètres, puis, sur une distance de 29,96 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 18°59'12", sur une distance de 35,47 mètres; de là vers le nord-ouest, sur une distance de 42,77 mètres le long d'un arc de cercle de 20,00 mètres de rayon; de là vers l'ouest, dans une direction de 256°27'05", sur une distance de 71,64 mètres; de là vers le nord, dans une direction de 346°27'05", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 76°27'05", sur une distance de 82,84 mètres; de là vers le nord-est, sur une distance de 58,66 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord, dans une direction de 15°20'51", sur une distance de 68,25 mètres, puis, sur une distance de 25,38 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 348°54'47", sur une distance de 171,97 mètres; de là vers le nord-est, sur une distance de 82,89 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 59°47'48", sur une distance de 46,24 mètres; et de là vers le sud-est, dans une direction de 133°05'26", sur une distance de 12,53 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 9 581,9 mètres carrés.

16.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-quatorze (4 212 494 PTIE) du cadastre du Québec,

 App. C-31

circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, à l'est, au nord, à l'est, au sud, au sud-ouest et à l'ouest par une autre partie du lot 4 212 494.

Partant du point d’intersection des limites nord-est et est du lot 4 212 494, le point A, de là vers le sud-ouest, dans une direction de 213°48'37", sur une distance de 420,19 mètres jusqu'au point C, point de départ. De là vers le sud, sur une distance de 6,20 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 292°11'13", sur une distance de 95,40 mètres; de là vers le nord-ouest, sur une distance de 2,84 mètres le long d'un arc de cercle de 3,00 mètres de rayon; de là vers le nord, dans une direction de 346°27'05", sur une distance de 9,79 mètres; de là vers l'est, dans une direction de 76°27'05", sur une distance de 6,00 mètres; de là vers le sud, dans une direction de 166°27'05", sur une distance de 8,25 mètres; et de là vers l'est, dans une direction de 112°11'13", sur une distance de 92,33 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 625,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11322 de ses minutes.

17.	Lands subject to superficies and servitudes granted by Claude Boily to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 827 901.

17.1	PARCELLE 1 : ÉOLIENNE T25

Une partie du lot quatre millions deux cent douze mille neuf cent dix-neuf (4 212 919 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 919, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 193°09'17", sur une distance de 160,80 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 212 919.

17.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-quatorze (4 212 474 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

 App. C-32

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 958, au nord-est, à l'est, au nord-est, au nord et au nord-est par une partie du lot 4 212 474, au sud-est par une partie du lot 4 212 919, au sud-ouest, au sud, au sud-est, au sud, au sud-est, au sud et à l'est par une partie du lot 4 212 474, au sud-ouest par une partie du lot 4 212 830 (Route Sainte-Marguerite) et au nord, au nord-ouest, au nord, au nord-ouest, à l'ouest et au sud-ouest par une autre partie du lot 4 212 474.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 474, le point A, de là vers le sud-ouest, dans une direction de 235°41'51", sur une distance de 193,30 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 235°41'51", sur une distance de 14,10 mètres; de là vers le nord-ouest, dans une direction de 293°59'45", sur une distance de 32,00 mètres; de là vers l'ouest, sur une distance de 35,52 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 256°59'50", sur une distance de 133,12 mètres; de là vers le sud-ouest, sur une distance de 25,95 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 229°57'48", sur une distance de 104,21 mètres, puis, sur une distance de 8,25 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 221°22'05", sur une distance de 74,59 mètres, puis, sur une distance de 23,72 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 241°39'13", sur une distance de 83,63 mètres, puis, sur une distance de 17,85 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 223°03'48", sur une distance de 75,00 mètres, puis, sur une distance de 96,36 mètres le long d'un arc de cercle de 694,00 mètres de rayon, puis, dans une direction de 215°06'27", sur une distance de 40,42 mètres, puis, sur une distance de 33,17 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 243°28'30", sur une distance de 69,06 mètres; de là vers l'ouest, sur une distance de 30,61 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 269°38'56", sur une distance de 20,23 mètres, puis, sur une distance de 14,54 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 254°30'24", sur une distance de 53,36 mètres; de là vers le sud-ouest, sur une distance de 17,57 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 236°12'03", sur une distance de 35,85 mètres, puis, sur une distance de 18,75 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 252°14'05", sur une distance de 22,40 mètres; de là vers le sud, sur une distance de 18,62 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 298°50'49", sur une distance de 43,74 mètres; de là vers l'est, sur une distance de 16,31 mètres le long d'un arc de cercle de 20,00 mètres de rayon, puis, dans une direction de 72°14'05", sur une distance de 43,70 mètres; de là vers le nord-est, sur une distance de 15,39 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 56°12'03", sur une distance de 35,85 mètres, puis, sur une distance de 21,41 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 74°30'24", sur une distance de 53,36 mètres, puis, sur une distance de 17,71 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 89°38'56", sur une distance de 20,23 mètres, puis, sur une distance de 25,13 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 63°28'30", sur une distance de 69,06 mètres, puis, sur une distance de 27,23 mètres le long d'un arc de cercle de

 App. C-33

55,00 mètres de rayon, puis, dans une direction de 35°06'27", sur une distance de 40,42 mètres, puis, sur une distance de 98,03 mètres le long d'un arc de cercle de 706,00 mètres de rayon, puis, dans une direction de 43°03'48", sur une distance de 75,00 mètres, puis, sur une distance de 21,74 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 61°39'13", sur une distance de 83,63 mètres, puis, sur une distance de 19,47 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 41°22'05", sur une distance de 74,59 mètres, puis, sur une distance de 10,05 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 49°57'48", sur une distance de 138,36 mètres; de là vers le nord, sur une distance de 89,85 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 316°21'28", sur une distance de 186,54 mètres; de là vers le nord-est, dans une direction de 57°22'06", sur une distance de 12,23 mètres; de là vers le sud-est, dans une direction de 136°21'28", sur une distance de 184,20 mètres; de là vers le sud, sur une distance de 80,03 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-est, sur une distance de 22,30 mètres le long d'un arc de cercle de 10,00 mètres de rayon; de là vers l'est, dans une direction de 76°59'50", sur une distance de 97,31 mètres, puis, sur une distance de 43,26 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le sud-est, dans une direction de 113°59'45", sur une distance de 39,41 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 16 900,9 mètres carrés.

17.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent dix-neuf (4 212 919 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 474 et au nord-est, au nord, à l'est, au sud et au sud-ouest par une autre partie du lot 4 212 919.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 919, le point A, de là vers le sud-ouest, dans une direction de 235°41'51", sur une distance de 193,30 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 113°59'45", sur une distance de 38,55 mètres; de là vers l'est, sur une distance de 7,43 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 106°15'37", sur une distance de 72,67 mètres; de là vers le sud, dans une direction de 196°15'37", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 286°15'37", sur une distance de 72,67 mètres, puis, sur une distance de 9,05 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 293°59'45", sur une distance de 45,96 mètres; et de là vers le nord-est, dans une direction de 55°41'51", sur une distance de 14,10 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 477,9 mètres carrés.

 App. C-34

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11323 de ses minutes.

18.	Lands subject to superficies and servitudes granted by Groupement Forestier Chaudière Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 095.

18.1	PARCELLE 1 : ÉOLIENNE T45

Une partie du lot quatre millions deux cent vingt mille quatre-vingt-treize (4 220 093 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 220 093, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 197°43'11", sur une distance de 652,46 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 220 093.

18.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille quatre-vingt-treize (4 220 093 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 220 570 (2e Rang), à l'est, au nord-est, à l'est et au nord-est par une partie du lot 4 220 093, au sud-est par une partie du lot 4 220 094, au sud-ouest, à l'ouest, au sud-ouest, au sud-est, au sud, à l'ouest, au nord, au nord-ouest, à l'ouest, au sud-ouest, à l'ouest et au sud-ouest par une autre partie du lot 4 220 093.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 220 093, le point A, de là vers le sud-est, dans une direction de 142°57'42", sur une distance de 88,56 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 142°41'22", sur une distance de 19,10 mètres, puis, dans une direction de 143°36'27", sur une distance de 38,04 mètres, puis, dans une direction de 142°49'19", sur une distance de 1,02 mètre; de là vers le sud, sur une distance de 24,15 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 176°56'08", sur une distance de 93,23 mètres, puis, sur une distance de 21,07 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 154°58'51", sur une distance de 72,06 mètres; de là vers le sud, sur une distance de 11,58 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 164°52'47", sur une distance de 54,51 mètres, puis, sur une distance de 31,92 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 192°10'44", sur une distance de 139,95 mètres, puis, sur une distance de 49,05 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 141°05'05", sur une distance de

 App. C-35

48,23 mètres; de là vers le sud-ouest, dans une direction de 226°35'08", sur une distance de 12,04 mètres; de là vers le nord-ouest, dans une direction de 321°05'05", sur une distance de 49,17 mètres; de là vers le nord, sur une distance de 59,75 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 12°10'44", sur une distance de 3,27 mètres; de là vers le nord-ouest, sur une distance de 19,19 mètres le long d'un arc de cercle de 7,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 215°06'22", sur une distance de 54,70 mètres, puis, sur une distance de 20,19 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 232°22'14", sur une distance de 42,03 mètres, puis, dans une direction de 230°00'52", sur une distance de 35,10 mètres; de là vers l'ouest, sur une distance de 63,21 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 284°04'16", sur une distance de 126,20 mètres; de là vers le nord, dans une direction de 14°04'16", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 104°04'16", sur une distance de 126,20 mètres, puis, sur une distance de 51,89 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 50°00'52", sur une distance de 35,34 mètres, puis, dans une direction de 52°22'14", sur une distance de 42,27 mètres, puis, sur une distance de 16,57 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 35°06'22", sur une distance de 106,43 mètres, puis, sur une distance de 22,01 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord, dans une direction de 12°10'44", sur une distance de 60,21 mètres, puis, sur une distance de 26,21 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 344°52'47", sur une distance de 54,51 mètres, puis, sur une distance de 9,50 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 334°58'51", sur une distance de 72,06 mètres; de là vers le nord, sur une distance de 25,67 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 356°56'08", sur une distance de 93,23 mètres, puis, sur une distance de 20,62 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 335°27'24", sur une distance de 50,53 mètres, puis, sur une distance de 5,37 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 11 689,9 mètres carrés.

18.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille quatre-vingt-treize (4 220 093 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest, au nord, à l'est, au sud et au sud-est, par une autre partie du lot 4 220 093 et au sud-ouest par une partie du lot 4 220 528 (3e Rang).

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 220 093, le point C, de là vers le sud-est, dans une direction de 142°17'09", sur une distance de 258,13 mètres jusqu'au point D, point de départ. De là vers le nord-est, dans une direction de 50°10'20", sur une distance de 415,22 mètres, puis, dans une direction de 47°24'39", sur une distance de 463,14 mètres, puis, dans une direction de 49°53'32", sur une distance

 App. C-36

de 50,62 mètres; de là vers l'est, sur une distance de 7,56 mètres le long d'un arc de cercle de 8,00 mètres de rayon, puis, dans une direction de 104°04'16", sur une distance de 13,54 mètres; de là vers le sud, dans une direction de 194°04'16", sur une distance de 6,00 mètres; de là vers l'ouest, dans une direction de 284°04'16", sur une distance de 13,54 mètres, puis, sur une distance de 1,89 mètre le long d'un arc de cercle de 2,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 229°53'32", sur une distance de 50,49 mètres, puis, dans une direction de 227°24'39", sur une distance de 463,16 mètres, puis, dans une direction de 230°10'20", sur une distance de 415,59 mètres; et de là vers le nord-ouest, dans une direction de 322°18'09", sur une distance de 6,00 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 5 684,3 mètres carrés.

18.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille deux cent vingt-trois (4 219 223 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest, au nord, au nord-ouest, à l'ouest et au nord-ouest par une partie du lot 4 219 223, au nord-est par une partie du lot 4 220 528 (3e Rang), au sud-est, à l'est, au sud-est, au sud et au sud-est par une autre partie du lot 4 219 223 et au sud-ouest par une partie du lot 4 220 566 (4e Rang Nord).

Partant du point d’intersection des limites nord-est et sud-est du lot 4 219 223, le point E, de là vers le nord-ouest, dans une direction de 324°14'51", sur une distance de 94,06 mètres jusqu'au point F, point de départ. De là vers le sud-ouest, dans une direction de 232°39'08", sur une distance de 103,93 mètres, puis, dans une direction de 225°28'37", sur une distance de 401,92 mètres; de là vers le sud, dans une direction de 194°34'11", sur une distance de 120,92 mètres; de là vers le sud-ouest, dans une direction de 238°28'43", sur une distance de 183,81 mètres; de là vers l'ouest, dans une direction de 257°00'23", sur une distance de 198,87 mètres; de là vers le sud-ouest, dans une direction de 230°01'34", sur une distance de 375,18 mètres; de là vers le nord-ouest, dans une direction de 321°38'05", sur une distance de 6,00 mètres; de là vers le nord-est, dans une direction de 50°01'34", sur une distance de 376,46 mètres; de là vers l'est, dans une direction de 77°00'23", sur une distance de 199,33 mètres; de là vers le nord-est, dans une direction de 58°28'43", sur une distance de 180,42 mètres; de là vers le nord, dans une direction de 14°34'11", sur une distance de 120,16 mètres; de là vers le nord-est, dans une direction de 45°28'37", sur une distance de 403,96 mètres, puis, dans une direction de 52°39'08", sur une distance de 104,26 mètres; et de là vers le sud-est, dans une direction de 142°18'09", sur une distance de 6,00 mètres jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 8 307,7 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11324 de ses minutes.

 App. C-37

19.	Lands subject to superficies and servitudes granted by Micheline Grenier and Ghislain Gagné to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 804 921.

19.1	PARCELLE 1 : ÉOLIENNE T46

Une partie du lot quatre millions deux cent vingt mille quatre-vingts (4 220 080 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 220 080, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 197°48'08", sur une distance de 431,04 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 220 080.

19.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille quatre-vingts (4 220 080 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 220 094, à l'est, au nord-est, au sud-est, au sud-ouest et à l'ouest par une autre partie du lot 4 220 080.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 220 080, le point A, de là vers le sud-ouest, dans une direction de 226°35'31", sur une distance de 307,56 mètres jusqu'au point B, point de départ. De là vers le sud, sur une distance de 17,07 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 153°01'13", sur une distance de 188,94 mètres; de là vers le sud-ouest, dans une direction de 243°01'13", sur une distance de 12,00 mètres; de là vers le nord-ouest, dans une direction de 333°01'13", sur une distance de 188,94 mètres; de là vers le nord, sur une distance de 12,93 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 46°35'31", sur une distance de 13,95 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 446,8 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11325 de ses minutes.

20.	Lands subject to superficies and servitudes granted by Jean-Berchmans Grondin to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 342.

 App. C-38

20.1	PARCELLE 1 : ÉOLIENNE T35

Une partie du lot quatre millions deux cent vingt mille soixante-quatre (4 220 064 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 220 064, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 201°06'14", sur une distance de 134,20 mètres à partir du point d’intersection des limites nord et nord-est du lot 4 220 064.

20.2	PARCELLE 2 : ÉOLIENNE T36

Une partie du lot quatre millions deux cent vingt mille soixante-quatre (4 220 064 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 220 064, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 153°04'22", sur une distance de 573,68 mètres à partir du point d’intersection des limites nord et nord-est du lot 4 220 064.

20.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille soixante-quatre (4 220 064 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 219 987 et à l'est, au nord-est, au nord, à l'est, au sud, au sud-est, au nord-est, au sud-est, au sud-ouest et à l'ouest par une autre partie du lot 4 220 064.

Partant du point d’intersection des limites sud-ouest et nord du lot 4 220 064, le point A, de là vers l'est, dans une direction de 91°47'24", sur une distance de 65,98 mètres jusqu'au point B, point de départ. De là vers l'est, dans une direction de 91°47'24", sur une distance de 12,89 mètres; de là vers le sud, dans une direction de 160°24'39", sur une distance de 80,32 mètres; de là vers le sud-est, sur une distance de 15,77 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 143°58'41", sur une distance de 15,44 mètres, puis, sur une distance de 42,65 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 99°32'45", sur une distance de 30,76 mètres; de là vers le sud, dans une direction de 189°32'45", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 279°32'45", sur une distance de 21,39 mètres; de là vers le sud-ouest, sur une distance de 18,93 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le sud-est, dans une direction de 143°58'41", sur une distance de 173,25 mètres, puis, sur une distance de 21,04 mètres le

 App. C-39

long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 122°03'17", sur une distance de 189,88 mètres, puis, sur une distance de 31,33 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 148°50'47", sur une distance de 95,59 mètres; de là vers le sud-ouest, dans une direction de 238°50'47", sur une distance de 12,00 mètres; de là vers le nord-ouest, dans une direction de 328°50'47", sur une distance de 95,59 mètres, puis, sur une distance de 25,72 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 302°03'17", sur une distance de 189,88 mètres, puis, sur une distance de 25,64 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 323°58'41", sur une distance de 247,88 mètres, puis, sur une distance de 19,22 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le nord, dans une direction de 340°24'39", sur une distance de 85,01 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 8 933,3 mètres carrés.

20.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille soixante-quatre (4 220 064 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest, au sud-ouest, à l'ouest, au sud-ouest, au sud, au sud-ouest, à l'ouest, au nord-ouest, au nord-est, au sud-est, au nord-est, au nord, au nord-est, à l'est, au nord-est et à l'est par une autre partie du lot 4 220 064 et au sud par une partie du lot 4 220 546 (Rang Sainte-Marguerite).

Partant du point d’intersection des limites sud et sud-ouest du lot 4 220 064, le point C, de là vers l'est, dans une direction de 91°12'51", sur une distance de 75,64 mètres jusqu'au point D, point de départ. De là vers le nord, dans une direction de 358°11'38", sur une distance de 38,97 mètres, puis, dans une direction de 346°31'18", sur une distance de 86,96 mètres; de là vers le nord-ouest, sur une distance de 55,39 mètres le long d'un arc de cercle de 77,00 mètres de rayon, puis, dans une direction de 305°18'21", sur une distance de 47,20 mètres, puis, dans une direction de 302°51'25", sur une distance de 82,55 mètres, puis, dans une direction de 324°56'36", sur une distance de 41,75 mètres, puis, sur une distance de 28,03 mètres le long d'un arc de cercle de 97,00 mètres de rayon, puis, dans une direction de 308°23'14", sur une distance de 58,17 mètres, puis, sur une distance de 32,57 mètres le long d'un arc de cercle de 35,00 mètres de rayon; de là vers le nord, dans une direction de 1°41'58", sur une distance de 50,27 mètres, puis, dans une direction de 349°59'28", sur une distance de 61,76 mètres; de là vers le nord-ouest, sur une distance de 94,85 mètres le long d'un arc de cercle de 147,00 mètres de rayon, puis, dans une direction de 313°01'23", sur une distance de 29,88 mètres, puis, dans une direction de 302°00'08", sur une distance de 89,33 mètres, puis, dans une direction de 311°00'25", sur une distance de 41,28 mètres, puis, dans une direction de 302°50'40", sur une distance de 42,07 mètres; de là vers l'ouest, sur une distance de 42,17 mètres le long d'un arc de cercle de 72,00 mètres de rayon; de là vers le nord-ouest, sur une distance de 45,39 mètres le long d'un arc de cercle de 43,00 mètres de rayon, puis, dans une direction de 329°45'45", sur une distance de 40,10 mètres, puis, dans une direction de 320°09'27",

 App. C-40

sur une distance de 45,38 mètres, puis, dans une direction de 327°45'58", sur une distance de 53,61 mètres, puis, dans une direction de 306°09'22", sur une distance de 18,55 mètres, puis, dans une direction de 328°50'47", sur une distance de 40,95 mètres; de là vers le nord, sur une distance de 7,85 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le nord-est, dans une direction de 58°50'47", sur une distance de 5,03 mètres; de là vers le sud-est, dans une direction de 148°50'47", sur une distance de 6,00 mètres; de là vers le sud-ouest, dans une direction de 238°50'47", sur une distance de 4,03 mètres; de là vers le sud-est, dans une direction de 148°50'47", sur une distance de 38,75 mètres, puis, dans une direction de 126°09'22", sur une distance de 18,49 mètres, puis, dans une direction de 147°45'58", sur une distance de 54,35 mètres, puis, dans une direction de 140°09'27", sur une distance de 45,48 mètres, puis, dans une direction de 149°45'45", sur une distance de 40,61 mètres, puis, sur une distance de 39,06 mètres le long d'un arc de cercle de 37,00 mètres de rayon; de là vers l'est, sur une distance de 45,69 mètres le long d'un arc de cercle de 78,00 mètres de rayon; de là vers le sud-est, dans une direction de 122°50'40", sur une distance de 42,50 mètres, puis, dans une direction de 131°00'25", sur une distance de 41,24 mètres, puis, dans une direction de 122°00'08", sur une distance de 89,44 mètres, puis, dans une direction de 133°01'23", sur une distance de 30,45 mètres, puis, sur une distance de 98,72 mètres le long d'un arc de cercle de 153,00 mètres de rayon; de là vers le sud, dans une direction de 169°59'28", sur une distance de 62,38 mètres, puis, dans une direction de 181°41'58", sur une distance de 50,88 mètres; de là vers le sud-est, sur une distance de 26,98 mètres le long d'un arc de cercle de 29,00 mètres de rayon, puis, dans une direction de 128°23'14", sur une distance de 58,17 mètres, puis, sur une distance de 29,76 mètres le long d'un arc de cercle de 103,00 mètres de rayon, puis, dans une direction de 144°56'36", sur une distance de 40,58 mètres, puis, dans une direction de 122°51'25", sur une distance de 81,51 mètres, puis, dans une direction de 125°18'21", sur une distance de 47,33 mètres, puis, sur une distance de 59,71 mètres le long d'un arc de cercle de 83,00 mètres de rayon; de là vers le sud, dans une direction de 166°31'18", sur une distance de 87,58 mètres, puis, dans une direction de 178°11'38", sur une distance de 39,90 mètres; et de là vers l'ouest, dans une direction de 271°12'51", sur une distance de 6,01 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 7 062,0 mètres carrés.

20.5	PARCELLE 5 : ÉOLIENNE T44

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante et un (4 544 661 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 544 661, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 103°13'46", sur une distance de 229,02 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 4 544 661.

App. C - 41

20.6	PARCELLE 6 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante et un (4 544 661 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 544 664 et à l'est, au sud-est, au sud, à l'ouest, au nord, au nord-ouest et à l'ouest par une autre partie du lot 4 544 661.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 544 661, le point E, de là vers le sud-ouest, dans une direction de 226°17'25", sur une distance de 258,20 mètres jusqu'au point F, point de départ. De là vers le sud, dans une direction de 170°00'17", sur une distance de 121,69 mètres, puis, sur une distance de 31,43 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 196°52'43", sur une distance de 232,67 mètres; de là vers le sud-ouest, sur une distance de 66,21 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 253°29'43", sur une distance de 79,13 mètres; de là vers le nord, dans une direction de 343°29'43", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 73°29'43", sur une distance de 79,13 mètres; de là vers le nord-est, sur une distance de 54,35 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord, dans une direction de 16°52'43", sur une distance de 232,67 mètres, puis, sur une distance de 25,80 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 350°00'17", sur une distance de 113,68 mètres; et de là vers le nord-est, dans une direction de 46°17'25", sur une distance de 14,43 mètres jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 6 220,5 mètres carrés.

20.7	PARCELLE 7 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante et un (4 544 661 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-ouest par une partie du lot 4 544 664, au nord par une partie du lot 4 544 661, au nord-est par une partie du lot 4 544 720 et au sud par une autre partie du lot 4 544 661.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 544 661, le point E, de là vers le sud-ouest, dans une direction de 226°17'25", sur une distance de 37,41 mètres jusqu'au point G, point de départ. De là vers l'est, dans une direction de 93°26'41", sur une distance de 48,17 mètres; de là vers le sud-est, dans une direction de 143°47'30", sur une distance de 15,59 mètres; de là vers l'ouest, dans une direction de 273°26'41", sur une distance de 69,25 mètres; et de là vers le nord-est, dans une direction de 46°17'25", sur une distance de 16,37 mètres jusqu'au point G, le point de départ.

App. C - 42

Contenant en superficie, ladite parcelle, 704,5 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11326 de ses minutes.

21.	Lands subject to superficies and servitudes granted by Dave Gilbert and Keven Gilbert to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 806 181.

21.1	PARCELLE 1 : ÉOLIENNE T42

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante-trois (4 544 663 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 544 663, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 267°41'07", sur une distance de 344,87 mètres à partir du point d’intersection des limites nord-est et sud-est du lot 4 544 663.

21.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante-trois (4 544 663 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au sud-est par une partie du lot 4 544 664 et au sud-ouest, au nord-ouest et au nord-est par une autre partie du lot 4 544 663.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 544 663, le point A, de là vers le sud-ouest, dans une direction de 226°58'22", sur une distance de 208,60 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 226°58'22", sur une distance de 12,72 mètres; de là vers le nord-ouest, dans une direction de 297°34'11", sur une distance de 92,82 mètres, puis, sur une distance de 16,22 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 311°26'16", sur une distance de 108,36 mètres; de là vers le nord-est, dans une direction de 41°26'16", sur une distance de 12,00 mètres; de là vers le sud-est, dans une direction de 131°26'16", sur une distance de 108,36 mètres, puis, sur une distance de 13,31 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 117°34'11", sur une distance de 97,05 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 616,7 mètres carrés.

App. C - 43

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11327 de ses minutes.

22.	Lands subject to superficies and servitudes granted by Stéphanie Roy to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 827 920.

22.1	PARCELLE 1 : ÉOLIENNE T43

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante-quatre (4 544 664 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 544 664, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 206°50'00", sur une distance de 437,36 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 544 664.

22.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent quarante-quatre mille six cent soixante-quatre (4 544 664 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 544 663, au nord-est et au nord par une partie du lot 4 544 664, au sud-est par une partie du lot 4 544 661, au sud, au sud-est et à l'est par une partie du lot 4 544 664, au sud-est par une partie du lot 4 544 661 et à l'ouest, au sud-ouest, au sud, à l'ouest, au nord, à l'ouest et au sud-ouest par une autre partie du lot 4 544 664.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 544 664, le point A, de là vers le sud-ouest, dans une direction de 226°17'25", sur une distance de 37,41 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 226°17'25", sur une distance de 16,37 mètres; de là vers l'ouest, dans une direction de 273°26'41", sur une distance de 40,39 mètres, puis, sur une distance de 24,86 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 247°33'05", sur une distance de 64,49 mètres; de là vers le sud-ouest, sur une distance de 74,44 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 170°00'17", sur une distance de 55,45 mètres; de là vers le sud-ouest, dans une direction de 226°17'25", sur une distance de 14,43 mètres; de là vers le nord, dans une direction de 350°00'17", sur une distance de 63,46 mètres, puis, sur une distance de 30,81 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, sur une distance de 17,98 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là

App. C - 44

vers l'ouest, dans une direction de 247°33'05", sur une distance de 157,08 mètres; de là vers le nord, dans une direction de 337°33'05", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 67°33'05", sur une distance de 252,81 mètres; de là vers le nord, sur une distance de 12,03 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le nord-ouest, sur une distance de 15,08 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 302°37'56", sur une distance de 145,50 mètres, puis, sur une distance de 4,86 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 297°34'11", sur une distance de 76,15 mètres; de là vers le nord-est, dans une direction de 46°58'22", sur une distance de 12,72 mètres; de là vers le sud-est, dans une direction de 117°34'11", sur une distance de 71,93 mètres, puis, sur une distance de 5,92 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 122°37'56", sur une distance de 145,50 mètres; de là vers l'est, sur une distance de 28,02 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 93°26'41", sur une distance de 87,24 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 8 936,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11328 de ses minutes.

23.	Lands subject to superficies and servitudes granted by Johanne Thivierge to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 803 901.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions cinq cent quarante-quatre mille sept cent vingt (4 544 720 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, au nord-ouest, à l'ouest, au nord-ouest, au nord et au nord-ouest par une partie du lot 4 544 720, au nord-est par une partie du lot 4 545 622 (4e Rang Nord), au sud, au sud-est, au sud, au sud-est, à l'est, au sud-est et au sud par une autre partie du lot 4 544 720 et au sud-ouest par une partie du lot 4 544 661.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 544 720, le point A, de là vers le sud-est, dans une direction de 143°47'30", sur une distance de 35,62 mètres jusqu'au point B, point de départ. De là vers l'est, dans une direction de 93°26'41", sur une distance de 69,28 mètres; de là vers le nord-est, sur une distance de 158,10 mètres le long d'un arc de cercle de 94,00 mètres de rayon; de là vers le nord, dans une direction de 357°04'46", sur une distance de 65,02 mètres, puis, sur une distance de 56,96 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 45°47'23", sur une distance de 331,31 mètres, puis, sur une distance de 43,13 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 82°40'15", sur une distance de 50,30 mètres, puis, sur une distance de 19,78

App. C - 45

mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 62°03'41", sur une distance de 99,52 mètres; de là vers le sud-est, dans une direction de 152°32'57", sur une distance de 6,27 mètres, puis, dans une direction de 144°54'01", sur une distance de 33,89 mètres; de là vers l'ouest, sur une distance de 58,05 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 242°03'41", sur une distance de 55,83 mètres; de là vers l'ouest, sur une distance de 24,10 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 262°40'15", sur une distance de 50,30 mètres; de là vers le sud-ouest, sur une distance de 35,40 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 225°47'23", sur une distance de 331,31 mètres; de là vers le sud, sur une distance de 46,76 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 177°04'46", sur une distance de 65,02 mètres; de là vers le sud-ouest, sur une distance de 178,28 mètres le long d'un arc de cercle de 106,00 mètres de rayon; de là vers l'ouest, dans une direction de 273°26'41", sur une distance de 59,33 mètres; et de là vers le nord-ouest, dans une direction de 323°47'30", sur une distance de 15,59 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 11 040,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11329 de ses minutes.

24.	Lands subject to superficies and servitudes granted by Louis-Aimé Lachance to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 287.

24.1	PARCELLE 1 : ÉOLIENNE T20

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent quatre-vingt-sept (4 219 987 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 987, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 136°57'42", sur une distance de 342,71 mètres à partir du point d’intersection de la ligne séparative des lots 4 219 987 et 4 220 066 avec la limite sud du lot 4 220 561 (Rang Killarney).

24.2	PARCELLE 2 : ÉOLIENNE T32

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent quatre-vingt-sept (4 219 987 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 987, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36

App. C - 46

mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 292°36'17", sur une distance de 140,75 mètres à partir du point d’intersection des limites sud-est et est du lot 4 219 987.

24.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent quatre-vingt-sept (4 219 987 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 220 561 (Rang Killarney), au sud, au sud-est, à l'est, au nord-est, au nord, au nord-ouest, au nord-est, au sud-est, à l'est, au nord-est, au nord, à l'est, au sud, au sud-est, au nord-est et à l'est par une partie du lot 4 219 987, au sud par une partie du lot 4 220 064 et à l'ouest, au sud-ouest, à l'ouest et au nord-ouest par une autre partie du lot 4 219 987.

Partant du point d’intersection de la ligne séparative des lots 4 219 987 et 4 220 066 avec la limite sud du lot 4 220 561 (Rang Killarney), le point A, point de départ. De là vers l'ouest, dans une direction de 251°48'50", sur une distance de 65,97 mètres; de là vers le sud-ouest, sur une distance de 75,63 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 173°01'31", sur une distance de 77,09 mètres, puis, sur une distance de 20,73 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 151°25'44", sur une distance de 69,05 mètres, puis, sur une distance de 12,41 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 138°30'00", sur une distance de 45,73 mètres, puis, sur une distance de 9,04 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 129°04'40", sur une distance de 97,58 mètres; de là vers l'est, sur une distance de 83,87 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 41°42'42", sur une distance de 115,17 mètres; de là vers le sud-est, dans une direction de 131°42'42", sur une distance de 12,00 mètres; de là vers le sud-ouest, dans une direction de 221°42'42", sur une distance de 115,17 mètres, puis, sur une distance de 42,30 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, sur une distance de 17,98 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le sud-est, dans une direction de 129°04'40", sur une distance de 53,49 mètres, puis, sur une distance de 14,09 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 114°23'43", sur une distance de 65,32 mètres, puis, sur une distance de 48,53 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 155°53'53", sur une distance de 85,69 mètres, puis, sur une distance de 11,44 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 143°58'40", sur une distance de 5,62 mètres, puis, sur une distance de 42,65 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 99°32'45", sur une distance de 30,76 mètres; de là vers le sud, dans une direction de 189°32'45", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 279°32'45", sur une distance de 21,39 mètres; de là

App. C - 47

vers le sud-ouest, sur une distance de 18,93 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le sud-est, dans une direction de 143°58'40", sur une distance de 71,45 mètres, puis, sur une distance de 19,22 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 160°24'39", sur une distance de 213,00 mètres; de là vers l'ouest, dans une direction de 271°47'24", sur une distance de 12,89 mètres; de là vers le nord, dans une direction de 340°24'39", sur une distance de 208,30 mètres; de là vers le nord-ouest, sur une distance de 15,77 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 323°58'40", sur une distance de 136,26 mètres, puis, sur une distance de 13,94 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 335°53'53", sur une distance de 85,69 mètres, puis, sur une distance de 39,84 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 294°23'43", sur une distance de 65,32 mètres, puis, sur une distance de 17,17 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 309°04'40", sur une distance de 209,52 mètres, puis, sur une distance de 11,02 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 318°30'00", sur une distance de 45,73 mètres, puis, sur une distance de 15,12 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 331°25'44", sur une distance de 69,05 mètres; de là vers le nord, sur une distance de 25,25 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 353°01'31", sur une distance de 77,09 mètres; de là vers le nord-est, sur une distance de 94,11 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, sur une distance de 4,29 mètres le long d'un arc de cercle de 3,00 mètres de rayon; de là vers l'est, dans une direction de 94°17'22", sur une distance de 26,40 mètres, puis, dans une direction de 78°32'28", sur une distance de 35,74 mètres, puis, dans une direction de 81°47'57", sur une distance de 1,07 mètre jusqu'au point A, le point de départ.

Contenant en superficie, ladite parcelle, 16 783,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11330 de ses minutes.

25.	Lands subject to superficies and servitudes granted by Léo-Paul Lachance to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 811 618.

25.1	PARCELLE 1 : ÉOLIENNE T34

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent quatre-vingt-dix (4 219 990 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 990, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

App. C - 48

Pour fin de rattachement, le centre du cercle est situé dans une direction de 198°01'25", sur une distance de 83,96 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 4 220 067.

25.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent quatre-vingt-dix (4 219 990 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest, au sud-ouest, à l'ouest, au nord-ouest, à l'ouest, au nord, à l'est, au nord-est, au nord-ouest et à l'ouest par une partie du lot 4 219 990, au nord-est par une partie du lot 4 220 067, à l'est, au sud-est, à l'est et au nord-est par une autre partie du lot 4 219 990 et au sud par une partie du lot 4 220 561 (Rang Killarney).

Partant du point d’intersection des limites nord-est et sud-est du lot 4 219 990, le point A, de là vers le nord-ouest, dans une direction de 293°46'25", sur une distance de 90,41 mètres jusqu'au point B, point de départ. De là vers le sud, dans une direction de 197°04'14", sur une distance de 8,71 mètres; de là vers le sud-ouest, sur une distance de 43,86 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 234°34'53", sur une distance de 134,48 mètres; de là vers le sud, sur une distance de 95,49 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 135°06'26", sur une distance de 117,47 mètres, puis, sur une distance de 23,41 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 270°09'21", sur une distance de 22,68 mètres, puis, dans une direction de 268°46'42", sur une distance de 10,84 mètres; de là vers le nord, sur une distance de 12,61 mètres le long d'un arc de cercle de 10,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 315°06'26", sur une distance de 107,12 mètres; de là vers le nord, sur une distance de 114,76 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, sur une distance de 22,58 mètres le long d'un arc de cercle de 30,00 mètres de rayon; de là vers le nord, dans une direction de 10°07'31", sur une distance de 44,35 mètres; de là vers l'est, dans une direction de 100°07'31", sur une distance de 12,00 mètres; de là vers le sud, dans une direction de 190°07'31", sur une distance de 24,77 mètres; de là vers le sud-est, sur une distance de 18,93 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord-est, dans une direction de 54°34'53", sur une distance de 87,75 mètres, puis, sur une distance de 36,01 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord, dans une direction de 17°04'14", sur une distance de 10,12 mètres; de là vers le sud-est, dans une direction de 113°46'25", sur une distance de 12,08 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 5 797,8 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11331 de ses minutes.

App. C - 49

26.	Lands subject to superficies and servitudes granted by Les Gouttières Citadelle (2000) Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 546.

26.1	PARCELLE 1 : ÉOLIENNE T33

Une partie du lot quatre millions deux cent vingt mille soixante-sept (4 220 067 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 220 067, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 199°19'31", sur une distance de 206,97 mètres à partir du point d’intersection des limites nord-ouest et nord du lot 4 220 067.

26.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent vingt mille soixante-sept (4 220 067 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest, au nord-ouest, au nord, au nord-ouest, au nord-est, au sud-est, au sud, au sud-est et à l'est par une autre partie du lot 4 220 067 et au sud-ouest par une partie du lot 4 219 990.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 220 067, le point A, de là vers le sud-est, dans une direction de 114°34'49", sur une distance de 89,01 mètres jusqu'au point B, point de départ. De là vers le nord, dans une direction de 17°04'14", sur une distance de 125,07 mètres; de là vers le nord-est, sur une distance de 34,05 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 46°11'12", sur une distance de 333,23 mètres; de là vers l'est, sur une distance de 52,18 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 90°48'30", sur une distance de 52,34 mètres, puis, sur une distance de 40,61 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 48°30'29", sur une distance de 40,91 mètres, puis, dans une direction de 47°44'28", sur une distance de 58,30 mètres, puis, dans une direction de 44°44'48", sur une distance de 86,75 mètres, puis, dans une direction de 51°04'55", sur une distance de 114,45 mètres; de là vers le sud-est, dans une direction de 141°04'55", sur une distance de 12,00 mètres; de là vers le sud-ouest, dans une direction de 231°04'55", sur une distance de 113,79 mètres, puis, dans une direction de 224°44'48", sur une distance de 86,40 mètres, puis, dans une direction de 227°44'28", sur une distance de 58,69 mètres, puis, dans une direction de 228°30'29", sur une distance de 40,99 mètres; de là vers l'ouest, sur une distance de 49,46 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 270°48'30", sur une distance de 52,34 mètres, puis, sur une distance de 42,83 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-

App. C - 50

ouest, dans une direction de 226°11'12", sur une distance de 333,23 mètres, puis, sur une distance de 27,95 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 197°04'14", sur une distance de 126,48 mètres; de là vers le nord-ouest, dans une direction de 293°46'25", sur une distance de 12,08 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 11 220,3 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 23 août 2016 sous le numéro 11332 de ses minutes.

27.	Lands subject to superficies and servitudes granted by 9228-0908 Québec Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 803 635.

27.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot cinq millions quatre cent cinquante-trois mille quatre cent vingt (5 453 420 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest, au nord, au nord-est, au sud-ouest et à l'est par une partie du lot 5 453 420, au sud-ouest par une partie du lot 4 212 461, à l'ouest, au sud-ouest, au sud et au sud-est par une autre partie du lot 5 453 420 et au sud-ouest par une partie du lot 4 212 857.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 857, le point A, de là vers le sud-est, dans une direction de 147°21'21", sur une distance de 5,40 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 28°25'22", sur une distance de 26,25 mètres, puis, sur une distance de 24,96 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 49°46'10", sur une distance de 45,41 mètres, puis, sur une distance de 21,57 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 68°12'42", sur une distance de 22,33 mètres, puis, sur une distance de 65,46 mètres le long d'un arc de cercle de 126,00 mètres de rayon, puis, dans une direction de 97°58'36", sur une distance de 156,47 mètres, puis, sur une distance de 30,17 mètres le long d'un arc de cercle de 126,00 mètres de rayon, puis, dans une direction de 111°41'50", sur une distance de 163,80 mètres, puis, sur une distance de 36,16 mètres le long d'un arc de cercle de 114,00 mètres de rayon, puis, dans une direction de 93°31'26", sur une distance de 190,02 mètres; de là vers le sud-est, sur une distance de 127,29 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 202°22'39", sur une distance de 5,70 mètres; de là vers le nord-ouest, dans une direction de 315°09'58", sur une distance de 13,02 mètres; de là vers le nord, dans une direction de 22°22'39", sur une distance de 0,66 mètre; de là vers le nord-ouest, sur une distance de 104,49 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 273°31'26", sur une distance de 190,02 mètres, puis, sur une distance de 39,97 mètres le

App. C - 51

long d'un arc de cercle de 126,00 mètres de rayon, puis, dans une direction de 291°41'50", sur une distance de 163,80 mètres, puis, sur une distance de 27,30 mètres le long d'un arc de cercle de 114,00 mètres de rayon, puis, dans une direction de 277°58'36", sur une distance de 156,47 mètres, puis, sur une distance de 59,22 mètres le long d'un arc de cercle de 114,00 mètres de rayon, puis, dans une direction de 248°12'42", sur une distance de 22,33 mètres; de là vers le sud-ouest, sur une distance de 17,70 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 229°46'10", sur une distance de 45,41 mètres, puis, sur une distance de 20,49 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 208°25'22", sur une distance de 32,88 mètres; et de là vers le nord-ouest, dans une direction de 327°21'21", sur une distance de 13,71 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 10 778,0 mètres carrés.

27.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille huit cent cinquante-sept (4 212 857 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest et au nord-ouest par une partie du lot 4 212 857, au nord-est par une partie du lot 5 453 420, au sud-est et à l'est par une autre partie du lot 4 212 857 et au sud-est par une partie du lot 4 212 856.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 857, le point A, de là vers le sud-est, dans une direction de 147°21'21", sur une distance de 5,40 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 147°21'21", sur une distance de 13,71 mètres; de là vers le sud-ouest, dans une direction de 208°25'22", sur une distance de 58,58 mètres; de là vers le sud, sur une distance de 55,07 mètres le long d'un arc de cercle de 114,00 mètres de rayon, puis, dans une direction de 180°44'42", sur une distance de 131,62 mètres, puis, sur une distance de 50,78 mètres le long d'un arc de cercle de 206,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 224°24'38", sur une distance de 27,30 mètres; de là vers le nord, sur une distance de 71,63 mètres le long d'un arc de cercle de 194,00 mètres de rayon, puis, dans une direction de 0°44'42", sur une distance de 131,62 mètres, puis, sur une distance de 60,87 mètres le long d'un arc de cercle de 126,00 mètres de rayon; et de là vers le nord-est, dans une direction de 28°25'22", sur une distance de 65,21 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 746,1 mètres carrés.

27.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille huit cent cinquante-six (4 212 856 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 52

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 856, à l'est par une partie du lot 4 212 857, au sud-est par une autre partie du lot 4 212 856 et au sud-ouest par une partie du lot 4 212 812.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 856, le point C, de là vers le sud-est, dans une direction de 121°14'58", sur une distance de 4,16 mètres jusqu'au point D, point de départ. De là vers le nord-est, sur une distance de 24,92 mètres le long d'un arc de cercle de 270,00 mètres de rayon, puis, dans une direction de 23°49'36", sur une distance de 114,30 mètres, puis, sur une distance de 6,52 mètres le long d'un arc de cercle de 194,00 mètres de rayon, puis, dans une direction de 44°24'38", sur une distance de 27,30 mètres; de là vers le sud, sur une distance de 32,20 mètres le long d'un arc de cercle de 206,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 203°49'36", sur une distance de 114,30 mètres, puis, sur une distance de 26,47 mètres le long d'un arc de cercle de 282,00 mètres de rayon; et de là vers le nord-ouest, dans une direction de 301°14'58", sur une distance de 12,01 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 1 918,4 mètres carrés.

27.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille huit cent douze (4 212 812 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest et au sud par une partie du lot 4 212 812, au nord-ouest par une partie du lot 5 453 420 et par une partie du lot 4 212 812, au nord-est par une partie du lot 4 212 856, au sud-est par une autre partie du lot 4 212 812 et au sud-ouest par une partie du lot 4 212 844 (Route Sainte-Catherine).

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 812, le point C, de là vers le sud-est, dans une direction de 121°14'58", sur une distance de 4,16 mètres jusqu'au point D, point de départ. De là vers le sud-est, dans une direction de 121°14'58", sur une distance de 12,01 mètres; de là vers le sud-ouest, sur une distance de 76,79 mètres le long d'un arc de cercle de 282,00 mètres de rayon, puis, dans une direction de 224°48'26", sur une distance de 219,06 mètres; de là vers le nord-ouest, dans une direction de 321°46'49", sur une distance de 12,09 mètres; de là vers le nord-est, dans une direction de 44°48'26", sur une distance de 33,99 mètres; de là vers l'ouest, sur une distance de 3,08 mètres le long d'un arc de cercle de 84,00 mètres de rayon; de là vers le nord-est, dans une direction de 44°48'08", sur une distance de 30,60 mètres, puis, sur une distance de 15,39 mètres le long d'un arc de cercle de 72,00 mètres de rayon, puis, dans une direction de 44°48'26", sur une distance de 140,33 mètres, puis, sur une distance de 73,95 mètres le long d'un arc de cercle de 270,00 mètres de rayon jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 3 580,7 mètres carrés.

App. C - 53

27.5	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot cinq millions quatre cent cinquante-trois mille quatre cent vingt (5 453 420 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 5 453 420, au sud-est par une partie du lot 4 212 812, au sud par une autre partie du lot 5 453 420 et au sud-ouest par une partie du lot 4 212 844 (Route Sainte-Catherine).

Partant du point d’intersection des limites nord et sud-ouest du lot 4 212 812, le point E, de là vers le nord-ouest, dans une direction de 321°46'49", sur une distance de 22,92 mètres jusqu'au point F, point de départ. De là vers le nord-ouest, dans une direction de 321°46'49", sur une distance de 25,57 mètres; de là vers l'est, sur une distance de 82,19 mètres le long d'un arc de cercle de 72,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 224°48'08", sur une distance de 30,60 mètres; et de là vers l'ouest, sur une distance de 40,83 mètres le long d'un arc de cercle de 84,00 mètres de rayon jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 701,6 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11371 de ses minutes.

28.	Lands subject to superficies and servitudes granted by La Terre à Mathias S.E.N.C. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 422.

28.1	PARCELLE 1 : ÉOLIENNE T18

Une partie du lot quatre millions deux cent douze mille quatre cent soixante et un (4 212 461 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 461, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 185°09'07", sur une distance de 254,71 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 212 461.

28.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent soixante et un (4 212 461 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 54

De figure trapézoïdale, bornée au nord-est par une partie du lot 5 453 420, à l'est, au sud et à l'ouest par une autre partie du lot 4 212 461.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 461, le point A, de là vers le sud-est, dans une direction de 135°09'58", sur une distance de 75,30 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 135°09'58", sur une distance de 13,02 mètres; de là vers le sud, dans une direction de 202°22'39", sur une distance de 195,84 mètres; de là vers l'ouest, dans une direction de 292°22'39", sur une distance de 12,00 mètres; et de là vers le nord, dans une direction de 22°22'39", sur une distance de 200,88 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 380,3 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11372 de ses minutes.

29.	Lands subject to superficies and servitudes granted by Conrad Labbé to the Project Company under a Deed executed before Alain Bolduc, Notary, on December 23, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 828 017.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent quarante et un (4 212 541 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 542, au nord-est, à l'est et au nord-est par une partie du lot 4 212 541 et au sud-est par une partie du lot 4 212 543, au sud-ouest, à l'ouest et au sud-ouest par une autre partie du lot 4 212 541.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 541, le point A, de là vers le sud-ouest, dans une direction de 226°21'06", sur une distance de 206,01 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 146°38'08", sur une distance de 15,87 mètres; de là vers le sud, dans une direction de 163°15'30", sur une distance de 66,25 mètres; de là vers le sud-est, dans une direction de 155°43'45", sur une distance de 11,72 mètres; de là vers le sud-ouest, dans une direction de 225°36'09", sur une distance de 6,39 mètres; de là vers le nord-ouest, dans une direction de 335°43'45", sur une distance de 14,31 mètres; de là vers le nord, dans une direction de 343°15'30", sur une distance de 65,77 mètres; de là vers le nord-ouest, dans une direction de 326°38'08", sur une distance de 13,90 mètres; et de là vers le nord-est, dans une direction de 46°21'06", sur une distance de 6,10 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 563,4 mètres carrés.

App. C - 55

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11373 de ses minutes.

30.	Lands subject to superficies and servitudes granted by Thérèse Vachon to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 746.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent quarante-trois (4 212 543 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 541, au nord-est et à l'est par une partie du lot 4 212 543, au sud-est par une partie du lot 4 212 539 et à l'ouest et au sud-ouest par une autre partie du lot 4 212 543.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 543, le point A, de là vers le sud-ouest, dans une direction de 225°36'09", sur une distance de 243,67 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 155°43'45", sur une distance de 17,58 mètres; de là vers le sud, dans une direction de 162°27'58", sur une distance de 30,63 mètres; de là vers le sud-ouest, dans une direction de 228°48'43", sur une distance de 6,55 mètres; de là vers le nord, dans une direction de 342°27'58", sur une distance de 32,91 mètres; de là vers le nord-ouest, dans une direction de 335°43'45", sur une distance de 15,02 mètres; et de là vers le nord-est, dans une direction de 45°36'09", sur une distance de 6,39 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 288,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11374 de ses minutes.

31.	Lands subject to superficies and servitudes granted by Germain Cliche to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 001.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent quarante (4 212 540 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 522, à l'est par une partie du lot 4 212 540, au sud-est par une partie du lot 4 212 542 et à l'ouest par une autre partie du lot 4 212 540.

App. C - 56

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 540, le point A, de là vers le sud-ouest, dans une direction de 226°33'42", sur une distance de 24,60 mètres jusqu'au point B, point de départ. De là vers le sud, dans une direction de 167°51'21", sur une distance de 70,57 mètres, puis, dans une direction de 172°29'08", sur une distance de 70,38 mètres, puis, dans une direction de 171°28'40", sur une distance de 68,97 mètres; de là vers le sud-ouest, dans une direction de 226°24'24", sur une distance de 7,33 mètres; de là vers le nord, dans une direction de 351°28'40", sur une distance de 73,24 mètres, puis, dans une direction de 352°29'08", sur une distance de 70,19 mètres, puis, dans une direction de 347°51'21", sur une distance de 66,68 mètres; et de là vers le nord-est, dans une direction de 46°33'42", sur une distance de 7,02 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 260,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11375 de ses minutes.

32.	Lands subject to superficies and servitudes granted by Marie-Michèle Cloutier and François Goulet to the Project Company under a Deed executed before Alain Bolduc, Notary, on December 7, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 805 219.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent quarante-deux (4 212 542 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 540, à l'est et au nord-est par une partie du lot 4 212 542, au sud-est par une partie du lot 4 212 541 et au sud-ouest et à l'ouest par une autre partie du lot 4 212 542.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 542, le point A, de là vers le sud-ouest, dans une direction de 226°24'24", sur une distance de 137,57 mètres jusqu'au point B, point de départ. De là vers le sud, dans une direction de 171°28'40", sur une distance de 62,27 mètres, puis, dans une direction de 164°01'06", sur une distance de 48,03 mètres; de là vers le sud-est, dans une direction de 146°38'08", sur une distance de 81,57 mètres; de là vers le sud-ouest, dans une direction de 226°21'06", sur une distance de 6,10 mètres; de là vers le nord-ouest, dans une direction de 326°38'08", sur une distance de 83,57 mètres; de là vers le nord, dans une direction de 344°01'06", sur une distance de 49,34 mètres, puis, dans une direction de 351°28'40", sur une distance de 58,45 mètres; et de là vers le nord-est, dans une direction de 46°24'24", sur une distance de 7,33 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 149,7 mètres carrés.

App. C - 57

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11376 de ses minutes.

33.	Lands subject to superficies and servitudes granted by Romuald Doyon and Lisette Boucher to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 474.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent trente-neuf (4 212 539 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 543, à l'est et au nord-est par une partie du lot 4 212 539, au sud par une partie du lot 4 212 538 et au sud-ouest et à l'ouest par une autre partie du lot 4 212 539.

Partant du point d’intersection des limites nord-est et sud du lot 4 212 539, le point A, de là vers l'ouest, dans une direction de 274°08'52", sur une distance de 7,54 mètres jusqu'au point B, point de départ. De là vers l'ouest, dans une direction de 274°08'52", sur une distance de 7,02 mètres; de là vers le nord-ouest, dans une direction de 332°53'18", sur une distance de 72,56 mètres, puis, dans une direction de 331°58'35", sur une distance de 246,47 mètres, puis, dans une direction de 317°51'04", sur une distance de 32,72 mètres, puis, dans une direction de 330°56'05", sur une distance de 59,18 mètres; de là vers le nord, dans une direction de 342°27'58", sur une distance de 14,98 mètres; de là vers le nord-est, dans une direction de 48°48'43", sur une distance de 6,55 mètres; de là vers le sud, dans une direction de 162°27'58", sur une distance de 17,01 mètres; de là vers le sud-est, dans une direction de 150°56'05", sur une distance de 57,88 mètres, puis, dans une direction de 137°51'04", sur une distance de 32,78 mètres, puis, dans une direction de 151°58'35", sur une distance de 247,26 mètres, puis, dans une direction de 152°53'18", sur une distance de 76,25 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 571,3 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11377 de ses minutes.

34.	Lands subject to superficies and servitudes granted by Sylvain Cloutier to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 778 193.

PARCELLE RÉSEAU COLLECTEUR

App. C - 58

Une partie du lot quatre millions deux cent douze mille cinq cent trente-huit (4 212 538 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 212 539, au nord-est, au nord, au nord-est et à l'est par une partie du lot 4 212 538, au sud par une partie du lot 4 219 937 et à l'ouest, au sud et au sud-ouest par une autre partie du lot 4 212 538.

Partant du point d’intersection de la ligne séparative des lots 4 212 539 et 4 212 544 avec la limite nord du lot 4 212 538, le point A, de là vers l'ouest, dans une direction de 274°08'52", sur une distance de 7,54 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 152°53'18", sur une distance de 5,92 mètres, puis, dans une direction de 147°44'35", sur une distance de 35,92 mètres; de là vers l'est, dans une direction de 97°57'03", sur une distance de 150,64 mètres; de là vers le sud-est, sur une distance de 8,85 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le sud, dans une direction de 199°19'01", sur une distance de 2,40 mètres; de là vers l'ouest, dans une direction de 261°38'41", sur une distance de 6,77 mètres; de là vers le nord, dans une direction de 19°19'01", sur une distance de 4,33 mètres; de là vers l'ouest, dans une direction de 277°57'03", sur une distance de 149,88 mètres; de là vers le nord-ouest, sur une distance de 4,35 mètres le long d'un arc de cercle de 5,00 mètres de rayon, puis, dans une direction de 327°44'35", sur une distance de 36,65 mètres, puis, dans une direction de 332°53'18", sur une distance de 9,83 mètres; de là vers l'est, dans une direction de 94°08'52", sur une distance de 7,02 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 228,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11378 de ses minutes.

35.	Lands subject to superficies and servitudes granted by Érablière Charco ENR. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 804 636.

35.1	PARCELLE 1 : ÉOLIENNE T39

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente-cinq (4 219 935 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 935, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 215°42'18", sur une distance de 458,75 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 219 935.

App. C - 59

35.2	PARCELLE 2 : ÉOLIENNE T40

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente-cinq (4 219 935 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 935, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 69°03'19", sur une distance de 355,26 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 4 219 935.

35.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent trente-cinq (4 219 935 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 220 566, au sud-ouest, au sud, au sud-est, au sud, au sud-est, au sud, au sud-est et à l'est par une partie du lot 4 219 935, au sud-est par une partie du lot 4 219 936, à l'ouest, au sud, au sud-est, au sud-ouest, au nord-ouest, au nord, au nord-ouest, au nord, à l'ouest, au sud-ouest, au nord-ouest, au nord-est, au nord, au nord-ouest et au nord par une autre partie du lot 4 219 935.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 219 935, le point A, de là vers le nord-ouest, dans une direction de 322°51'48", sur une distance de 2,68 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 317°52'27", sur une distance de 5,13 mètres; de là vers l'ouest, sur une distance de 73,97 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 240°48'48", sur une distance de 71,94 mètres, puis, sur une distance de 22,67 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 217°11'40", sur une distance de 29,09 mètres, puis, sur une distance de 13,07 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 203°34'48", sur une distance de 40,74 mètres, puis, sur une distance de 31,34 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 230°23'02", sur une distance de 115,56 mètres, puis, sur une distance de 22,20 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 249°22'14", sur une distance de 52,71 mètres; de là vers le sud-ouest, sur une distance de 18,53 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 230°04'13", sur une distance de 137,09 mètres, puis, sur une distance de 12,73 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 216°48'20", sur une distance de 71,75 mètres, puis, sur une distance de 66,22 mètres le long d'un arc de cercle de 106,00 mètres de rayon; de là vers l'ouest, dans une direction de 252°36'03", sur une distance de 83,73 mètres; de là vers le sud-ouest, sur une distance de 51,06 mètres le long d'un arc de cercle de 94,00 mètres de rayon, puis, dans une direction de 221°28'45", sur une distance de 81,95 mètres, puis, dans une direction de 217°59'58", sur une distance de 17,28 mètres; de là vers le sud, sur une distance de 43,19 mètres le long d'un arc de cercle

App. C - 60

de 58,00 mètres de rayon, puis, dans une direction de 175°20'15", sur une distance de 147,01 mètres; de là vers le sud-ouest, dans une direction de 226°15'25", sur une distance de 7,94 mètres; de là vers le nord, sur une distance de 4,33 mètres le long d'un arc de cercle de 58,00 mètres de rayon, puis, dans une direction de 355°20'15", sur une distance de 143,34 mètres; de là vers l'ouest, sur une distance de 19,18 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 217°59'58", sur une distance de 14,30 mètres, puis, sur une distance de 21,06 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 236°00'34", sur une distance de 74,74 mètres; de là vers le nord-ouest, dans une direction de 326°00'34", sur une distance de 12,00 mètres; de là vers le nord-est, dans une direction de 56°00'34", sur une distance de 74,74 mètres, puis, sur une distance de 17,29 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 37°59'58", sur une distance de 83,94 mètres, puis, dans une direction de 41°28'45", sur une distance de 82,31 mètres, puis, sur une distance de 57,58 mètres le long d'un arc de cercle de 106,00 mètres de rayon; de là vers l'est, dans une direction de 72°36'03", sur une distance de 83,73 mètres; de là vers le nord-est, sur une distance de 58,73 mètres le long d'un arc de cercle de 94,00 mètres de rayon, puis, dans une direction de 36°48'20", sur une distance de 71,75 mètres, puis, sur une distance de 15,51 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 50°04'13", sur une distance de 137,09 mètres, puis, sur une distance de 22,57 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 69°22'14", sur une distance de 18,17 mètres; de là vers le nord, sur une distance de 18,89 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord-ouest, sur une distance de 6,24 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 299°26'31", sur une distance de 82,03 mètres; de là vers le nord-est, dans une direction de 29°26'31", sur une distance de 12,00 mètres; de là vers le sud-est, dans une direction de 119°26'31", sur une distance de 82,03 mètres; de là vers l'est, sur une distance de 66,29 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 50°23'02", sur une distance de 96,27 mètres, puis, sur une distance de 25,73 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 23°34'48", sur une distance de 40,74 mètres, puis, sur une distance de 15,92 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 37°11'40", sur une distance de 29,09 mètres, puis, sur une distance de 27,62 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 60°48'48", sur une distance de 71,94 mètres; de là vers l'est, sur une distance de 45,53 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, sur une distance de 1,42 mètre le long d'un arc de cercle de 3,00 mètres de rayon; de là vers le sud-est, dans une direction de 142°20'03", sur une distance de 6,42 mètres, puis, dans une direction de 129°43'23", sur une distance de 22,39 mètres, puis, dans une direction de 142°51'48", sur une distance de 17,12 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 16 689,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 8 septembre 2016 sous le numéro 11379 de ses minutes.

App. C - 61

36.	Lands subject to superficies and servitudes granted by Jean-Luc Berthiaume to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 768 373.

36.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DOUZE MILLE HUIT CENT CINQUANTE (4 212 850 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 850, au nord par une partie du lot 4 212 848 (Chemin Handkerchief), au sud par une partie du lot 4 212 981 et par le lot 4 212 849 (Chemin Handkerchief), au nord-ouest, au sud-ouest et au sud-est par une autre partie du lot 4 212 850 et au sud par une partie du lot 4 212 745.

Partant du point d’intersection des limites nord et sud du lot 4 212 850, le point A, point de départ. De là vers l'ouest, dans une direction de 250°05'54", sur une distance de 45,08 mètres; de là vers le nord-est, dans une direction de 48°31'08", sur une distance de 4,54 mètres; de là vers le nord-ouest, sur une distance de 14,04 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le sud-ouest, sur une distance de 79,09 mètres le long d'un arc de cercle de 594,00 mètres de rayon, puis, dans une direction de 239°59'22", sur une distance de 57,05 mètres, puis, dans une direction de 237°05'09", sur une distance de 245,07 mètres, puis, sur une distance de 3,43 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 265°54'14", sur une distance de 18,83 mètres; de là vers le nord-est, sur une distance de 20,23 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 57°05'09", sur une distance de 245,38 mètres, puis, dans une direction de 59°59'22", sur une distance de 57,35 mètres, puis, sur une distance de 49,26 mètres le long d'un arc de cercle de 606,00 mètres de rayon; et de là vers l'est, dans une direction de 85°52'38", sur une distance de 77,71 mètres jusqu'au point A, le point de départ.

Contenant en superficie, ladite parcelle, 4 773,4 mètres carrés.

36.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DOUZE MILLE NEUF CENT SOIXANTE-TREIZE (4 212 973 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 212 380, au nord-est, au nord, au nord-ouest et à l'ouest par une partie du lot 4 212 973, au nord-est par une autre partie du lot 4 212 380, à l'est et au nord-est, par une partie du lot 4 212 973, au sud par une partie du lot 4 212 974 et au sud et au sud-ouest par une autre partie du lot 4 212 973.

Partant du point d’intersection des limites nord-est et sud du lot 4 212 973, le point B, de là vers l'ouest, dans une direction de 265°52'47", sur une distance de 94,12 mètres

App. C - 62

jusqu'au point C, point de départ. De là vers l'ouest, dans une direction de 265°52'47", sur une distance de 37,56 mètres, puis, dans une direction de 291°23'11", sur une distance de 120,62 mètres; de là vers le nord-ouest, sur une distance de 45,98 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 330°42'18", sur une distance de 89,83 mètres; de là vers l'est, dans une direction de 83°40'29", sur une distance de 13,03 mètres; de là vers le sud-est, dans une direction de 150°42'18", sur une distance de 84,74 mètres, puis, sur une distance de 37,74 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 111°23'11", sur une distance de 116,55 mètres; de là vers le nord-est, sur une distance de 17,10 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord, dans une direction de 348°57'06", sur une distance de 139,52 mètres; de là vers le sud-est, dans une direction de 122°25'11", sur une distance de 2,90 mètres, puis, dans une direction de 141°06'51", sur une distance de 21,19 mètres; de là vers le sud, dans une direction de 168°57'06", sur une distance de 110,76 mètres; et de là vers le sud-est, sur une distance de 33,69 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 5 071,6 mètres carrés.

36.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DOUZE MILLE NEUF CENT SOIXANTE-QUATORZE (4 212 974 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 212 973, au nord-est, au nord et au nord-est par une partie du lot 4 212 974, au sud par une partie du lot 4 212 980 et au sud-ouest et au sud par une autre partie du lot 4 212 974.

Partant du point d’intersection des limites nord et nord-est du lot 4 212 974, le point B, de là vers l'ouest, dans une direction de 265°52'47", sur une distance de 94,12 mètres jusqu'au point C, point de départ. De là vers le sud-est, sur une distance de 21,57 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 111°23'11", sur une distance de 78,45 mètres; de là vers le sud-est, sur une distance de 26,57 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 134°06'32", sur une distance de 26,05 mètres; de là vers l'ouest, dans une direction de 265°52'14", sur une distance de 16,09 mètres; de là vers le nord-ouest, dans une direction de 314°06'32", sur une distance de 15,33 mètres, puis, sur une distance de 21,81 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 291°23'11", sur une distance de 133,37 mètres; et de là vers l'est, dans une direction de 85°52'47", sur une distance de 37,56 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 2 035,2 mètres carrés.

App. C - 63

36.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DOUZE MILLE NEUF CENT QUATRE-VINGTS (4 212 980 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 212 974, au nord-est par une partie du lot 4 212 980, au sud par une partie du lot 4 212 848 (Chemin Handkerchief) et au sud-ouest par une autre partie du lot 4 212 980.

Partant du point d’intersection des limites nord-est et sud du lot 4 212 980, le point D, de là vers l'ouest, dans une direction de 261°33'22", sur une distance de 34,88 mètres jusqu'au point E, point de départ. De là vers l'ouest, dans une direction de 261°33'22", sur une distance de 16,47 mètres; de là vers le nord-ouest, dans une direction de 314°06'32", sur une distance de 32,54 mètres; de là vers l'est, dans une direction de 85°52'14", sur une distance de 16,09 mètres; de là vers le sud-est, dans une direction de 134°06'32", sur une distance de 21,03 mètres, puis, sur une distance de 10,89 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 384,8 mètres carrés.

Le tout tel que montré aux plans annexés à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11401 de ses minutes.

37.	Lands subject to superficies and servitudes granted by Pierrette Côté to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 768 386.

37.1	PARCELLE 1 : ÉOLIENNE T12

Une partie du lot quatre millions deux cent douze mille neuf cent quatre-vingt-un (4 212 981 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 981, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 114°55'01", sur une distance de 200,68 mètres à partir du point d’intersection des limites nord et sud du lot 4 212 328.

37.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent quatre-vingt-un (4 212 981 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 64

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 849 (Chemin Handkerchief), à l'est, au nord-est, au nord, au nord-ouest, au nord-est, au sud-est, à l'est et au nord par une partie du lot 4 212 981, au sud par une partie du lot 4 212 327, au sud et au sud-ouest par une autre partie du lot 4 212 981.

Partant du point d’intersection des limites nord et sud du lot 4 212 328, le point A, de là vers le sud-ouest, dans une direction de 225°16'25", sur une distance de 91,41 mètres jusqu'au point B, point de départ. De là vers le sud, dans une direction de 189°36'59", sur une distance de 11,29 mètres; de là vers le sud-est, sur une distance de 98,76 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 86°44'14", sur une distance de 80,74 mètres, puis, sur une distance de 25,55 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 60°07'09", sur une distance de 83,37 mètres; de là vers le sud-est, dans une direction de 150°07'09", sur une distance de 12,00 mètres; de là vers le sud-ouest, dans une direction de 240°07'09", sur une distance de 58,63 mètres; de là vers le sud, sur une distance de 18,63 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers l'est, dans une direction de 106°42'56", sur une distance de 62,80 mètres, puis, sur une distance de 9,67 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 265°54'14", sur une distance de 31,81 mètres, puis, dans une direction de 286°42'56", sur une distance de 55,74 mètres, puis, sur une distance de 19,18 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 266°44'14", sur une distance de 98,58 mètres; de là vers le nord-ouest, sur une distance de 104,69 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 34°32'54", sur une distance de 9,17 mètres, puis, dans une direction de 28°32'16", sur une distance de 19,50 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 677,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11402 de ses minutes.

38.	Lands subject to superficies and servitudes granted by Érablière Daniel Létourneau Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on December 23, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 828 059.

38.1	PARCELLE 1 : ÉOLIENNE T13

Une partie du lot quatre millions deux cent douze mille trois cent vingt-sept (4 212 327 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 327, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

App. C - 65

Pour fin de rattachement, le centre du cercle est situé dans une direction de 73°50'45", sur une distance de 740,74 mètres à partir du point d’intersection des limites sud et ouest du lot 4 212 327.

38.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille trois cent vingt-sept (4 212 327 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 212 981 et au nord-est, au nord, à l'est, au sud, au sud-ouest et au sud par une autre partie du lot 4 212 327.

Partant du point d’intersection des limites nord-ouest et nord du lot 4 212 327, le point A, de là vers l'est, dans une direction de 85°54'14", sur une distance de 313,03 mètres jusqu'au point B, point de départ. De là vers l'est, dans une direction de 85°54'14", sur une distance de 31,81 mètres; de là vers le sud-est, sur une distance de 31,53 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 141°57'06", sur une distance de 87,26 mètres, puis, sur une distance de 24,48 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 116°26'47", sur une distance de 88,64 mètres; de là vers l'est, sur une distance de 11,64 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 104°19'13", sur une distance de 84,17 mètres; de là vers le sud, dans une direction de 194°19'13", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 284°19'13", sur une distance de 84,17 mètres, puis, sur une distance de 14,18 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 296°26'47", sur une distance de 88,64 mètres, puis, sur une distance de 29,83 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 321°57'06", sur une distance de 87,26 mètres, puis, sur une distance de 33,82 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers l'ouest, dans une direction de 286°42'56", sur une distance de 20,10 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 106,3 mètres carrés.

38.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille sept cent quarante-cinq (4 212 745 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest par une partie du lot 4 212 606, au nord et au nord-ouest par une partie du lot 4 212 745, au nord par une partie du lot 4 212 850, au sud-est par une autre partie du lot 4 212 745 et au sud par une partie du lot 4 212 744.

Partant du point d’intersection des limites ouest et sud-est du lot 4 212 745, le point C, point de départ. De là vers le nord, dans une direction de 355°04'38", sur une distance de 9,51 mètres; de là vers l'est, sur une distance de 69,29 mètres le long d'un arc de cercle de

App. C - 66

55,00 mètres de rayon; de là vers le nord-est, dans une direction de 38°36'34", sur une distance de 138,43 mètres, puis, sur une distance de 1,37 mètre le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 85°54'14", sur une distance de 18,83 mètres; de là vers le sud-ouest, sur une distance de 14,31 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 218°36'34", sur une distance de 138,43 mètres, puis, sur une distance de 10,17 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers l'ouest, sur une distance de 66,16 mètres le long d'un arc de cercle de 111,14 mètres de rayon jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 2 357,0 mètres carrés.

38.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille sept cent quarante-quatre (4 212 744 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest par une partie du lot 4 212 606, au nord par une partie du lot 4 212 745 et au sud par une autre partie du lot 4 212 744.

Partant du point d’intersection des limites ouest et nord-ouest du lot 4 212 744, le point C, point de départ. De là vers l'est, sur une distance de 66,16 mètres le long d'un arc de cercle de 111,14 mètres de rayon; de là vers l'ouest, sur une distance de 68,57 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le nord, dans une direction de 355°04'38", sur une distance de 3,54 mètres jusqu'au point C' le point de départ.

Contenant en superficie, ladite parcelle, 282,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11403 de ses minutes.

39.	Lands subject to superficies and servitudes granted by Alain Bolduc to the Project Company under a Deed executed before Mario Bergeron, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 785 288.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille trois cent vingt-neuf (4 212 329 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest par une partie du lot 4 212 626, au nord par une partie du lot 4 212 329, à l'est par une partie du lot 4 212 330 et au sud par une autre partie du lot 4 212 329.

Partant du point d’intersection des limites est et sud du lot 4 212 329, le point A, de là vers le nord, dans une direction de 20°51'21", sur une distance de 69,16 mètres jusqu'au

App. C - 67

point B, point de départ. De là vers l'ouest, dans une direction de 269°29'17", sur une distance de 115,70 mètres, puis, sur une distance de 8,34 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 260°47'46", sur une distance de 91,68 mètres; de là vers le nord, dans une direction de 22°19'19", sur une distance de 14,08 mètres; de là vers l'est, dans une direction de 80°47'46", sur une distance de 84,32 mètres, puis, sur une distance de 10,16 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 89°29'17", sur une distance de 120,40 mètres; et de là vers le sud, dans une direction de 200°51'21", sur une distance de 12,89 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 583,6 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11404 de ses minutes.

40.	Lands subject to superficies and servitudes granted by Paul Bolduc to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 328 and 22 828 350.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille six cent vingt-six (4 212 626 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 627, au nord par une partie du lot 4 212 626, à l'est par une partie du lot 4 212 329 et au sud par une autre partie du lot 4 212 626.

Partant du point d’intersection des limites nord-ouest et sud du lot 4 212 626, le point A, de là vers le nord-est, dans une direction de 22°55'32", sur une distance de 16,11 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 22°55'32", sur une distance de 12,76 mètres; de là vers l'est, sur une distance de 57,07 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 75°30'21", sur une distance de 168,85 mètres, puis, sur une distance de 6,19 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 80°47'46", sur une distance de 7,91 mètres; de là vers le sud, dans une direction de 202°19'19", sur une distance de 14,08 mètres; de là vers l'ouest, dans une direction de 260°47'46", sur une distance de 0,55 mètre, puis, sur une distance de 5,08 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 255°30'21", sur une distance de 168,85 mètres, puis, sur une distance de 64,73 mètres le long d'un arc de cercle de 67,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 875,3 mètres carrés.

App. C - 68

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11405 de ses minutes.

41.	Lands subject to superficies and servitudes granted by René Bolduc to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 264 and 22 828 345.

41.1	PARCELLE 1 : ÉOLIENNE T11

Une partie du lot quatre millions deux cent douze mille six cent vingt-sept (4 212 627 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 627, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 47°11'14", sur une distance de 219,06 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 627.

41.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille six cent vingt-sept (4 212 627 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au sud-ouest, à l'ouest, au nord et à l'est par une autre partie du lot 4 212 627 et au sud-est par une partie du lot 4 212 626.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 627, le point A, de là vers le nord-est, dans une direction de 22°55'32", sur une distance de 16,11 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, sur une distance de 60,26 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 2°23'42", sur une distance de 182,27 mètres; de là vers l'est, dans une direction de 92°23'42", sur une distance de 12,00 mètres; de là vers le sud, dans une direction de 182°23'42", sur une distance de 182,27 mètres, puis, sur une distance de 45,53 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le sud-ouest, dans une direction de 202°55'32", sur une distance de 12,76 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 822,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11406 de ses minutes.

App. C - 69

42.	Lands subject to superficies and servitudes granted by Commerçant d’équipements Robert Parsons Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on January 20, 2017 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 861 285.

42.1	PARCELLE 1 : ÉOLIENNE A7

Une partie du lot quatre millions deux cent douze mille cinq cent vingt-deux (4 212 522 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 522, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 23°47'16", sur une distance de 588,46 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 524.

42.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent vingt-deux (4 212 522 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 921 et au nord, à l'est et au sud par une autre partie du lot 4 212 522.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 921, le point A, de là vers le nord-est, dans une direction de 46°38'46", sur une distance de 362,00 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 46°38'46", sur une distance de 12,04 mètres; de là vers l'est, sur une distance de 69,99 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 68°51'45", sur une distance de 138,10 mètres; de là vers le sud, dans une direction de 158°51'45", sur une distance de 12,00 mètres; et de là vers l'ouest, dans une direction de 248°51'45", sur une distance de 138,10 mètres, puis, sur une distance de 84,19 mètres le long d'un arc de cercle de 67,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 582,3 mètres carrés.

42.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent vingt-deux (4 212 522 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 846 (Route de Saint-Séverin), à l'est par une partie du lot 4 212 522, au sud-est par une partie du lot 4 212 540 et à l'ouest par une autre partie du lot 4 212 522.

App. C - 70

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 540, le point C, de là vers le sud-ouest, dans une direction de 226°33'42", sur une distance de 24,60 mètres jusqu'au point D, point de départ. De là vers le sud-ouest, dans une direction de 226°33'42", sur une distance de 7,02 mètres; de là vers le nord, dans une direction de 347°51'21", sur une distance de 3,28 mètres, puis, dans une direction de 340°54'35", sur une distance de 51,86 mètres; de là vers le nord-est, dans une direction de 46°54'37", sur une distance de 6,57 mètres; et de là vers le sud, dans une direction de 160°54'35", sur une distance de 54,89 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 330,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11407 de ses minutes.

43.	Lands subject to superficies and servitudes granted by Denis Sylvain, Gilles Sylvain and Lucie Sylvain to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 674.

43.1	PARCELLE 1 : ÉOLIENNE T30

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent cinquante-six (4 219 956 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 956, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 308°55'20", sur une distance de 654,80 mètres à partir du point d’intersection des limites nord et sud-ouest du lot 4 219 983.

43.2	PARCELLE 2 : ÉOLIENNE T31

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent cinquante-six (4 219 956 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie, bornée de toute part par une autre partie du lot 4 219 956, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 273°38'05", sur une distance de 241,93 mètres à partir du point d’intersection des limites nord et sud-ouest du lot 4 219 983.

43.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent dix-neuf mille neuf cent cinquante-six (4 219 956 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 71

De figure irrégulière, bornée à l'ouest, au sud-ouest, au sud, au sud-ouest, à l'ouest, au sud-ouest, à l'est, au nord, à l'est, au sud, à l'ouest, au nord-est, au nord-ouest, au sud-ouest, au sud, au sud-ouest, à l'ouest, au nord, à l'est, au nord-est, au nord, au nord-est, à l'est, au nord-est, au nord et au nord-est, par une autre partie du lot 4 219 956 et au sud par une partie du lot 4 220 547 (Rang Sainte-Marguerite).

Partant du point d’intersection des limites nord-est et sud du lot 4 219 956, le point A, de là vers l'ouest, dans une direction de 270°29'34", sur une distance de 18,62 mètres jusqu'au point B, point de départ. De là vers l'ouest, dans une direction de 270°29'34", sur une distance de 26,75 mètres; de là vers le nord, sur une distance de 10,50 mètres le long d'un arc de cercle de 10,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 317°29'06", sur une distance de 108,72 mètres, puis, sur une distance de 25,80 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 290°36'14", sur une distance de 53,22 mètres; de là vers le nord-ouest, sur une distance de 34,26 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 319°54'00", sur une distance de 748,47 mètres, puis, sur une distance de 24,99 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 341°16'29", sur une distance de 104,22 mètres; de là vers le nord-ouest, sur une distance de 23,80 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 316°29'00", sur une distance de 299,04 mètres, puis, dans une direction de 312°28'24", sur une distance de 106,56 mètres, puis, dans une direction de 318°05'35", sur une distance de 51,43 mètres, puis, dans une direction de 311°34'23", sur une distance de 77,17 mètres, puis, sur une distance de 19,57 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 328°18'38", sur une distance de 238,37 mètres, puis, sur une distance de 33,28 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 293°38'35", sur une distance de 112,41 mètres; de là vers le sud, sur une distance de 209,74 mètres le long d'un arc de cercle de 61,82 mètres de rayon; de là vers l'est, dans une direction de 99°15'23", sur une distance de 66,06 mètres; de là vers le sud, dans une direction de 189°15'23", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 279°15'23", sur une distance de 66,06 mètres; de là vers le nord, sur une distance de 250,45 mètres le long d'un arc de cercle de 73,82 mètres de rayon; de là vers le sud-est, dans une direction de 113°38'35", sur une distance de 86,59 mètres; de là vers le nord-est, sur une distance de 20,29 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 328°18'38", sur une distance de 87,25 mètres, puis, sur une distance de 50,06 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 276°09'33", sur une distance de 155,83 mètres; de là vers le nord-ouest, sur une distance de 81,58 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 345°55'14", sur une distance de 93,37 mètres; de là vers l'est, dans une direction de 75°55'14", sur une distance de 12,00 mètres; de là vers le sud, dans une direction de 165°55'14", sur une distance de 93,37 mètres; de là vers le sud-est, sur une distance de 66,97 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 96°09'33", sur une distance de 155,83 mètres; de là vers le sud-est, sur une distance de 60,98 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 148°18'38", sur une distance de 389,52 mètres, puis, sur une distance de 16,07 mètres le long d'un arc de cercle de 55,00

App. C - 72

mètres de rayon, puis, dans une direction de 131°34'23", sur une distance de 77,85 mètres, puis, dans une direction de 138°05'35", sur une distance de 51,52 mètres, puis, dans une direction de 132°28'24", sur une distance de 106,39 mètres, puis, dans une direction de 136°29'00", sur une distance de 299,46 mètres, puis, sur une distance de 28,99 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 161°16'29", sur une distance de 104,22 mètres; de là vers le sud-est, sur une distance de 20,52 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 139°54'00", sur une distance de 748,47 mètres, puis, sur une distance de 28,12 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 110°36'14", sur une distance de 53,22 mètres; et de là vers le sud-est, sur une distance de 31,43 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 137°29'06", sur une distance de 119,15 mètres, puis, sur une distance de 16,76 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 34 755,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11408 de ses minutes.

44.	Lands subject to superficies and servitudes granted by Bertrand Côté to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 778 164.

44.1	PARCELLE 1 : ÉOLIENNE T23

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-dix-huit (4 212 478 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 478, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 340°54'44", sur une distance de 236,80 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 212 478.

44.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-dix-huit (4 212 478 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-est par une partie du lot 4 212 479 et au sud, à l'ouest et au nord par une autre partie du lot 4 212 478.

App. C - 73

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 478, le point A, de là vers le nord-ouest, dans une direction de 316°15'36", sur une distance de 204,27 mètres jusqu'au point B, point de départ. De là vers l'ouest, dans une direction de 260°13'02", sur une distance de 85,51 mètres; de là vers le nord, dans une direction de 350°13'02", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 80°13'02", sur une distance de 77,43 mètres; et de là vers le sud-est, dans une direction de 136°15'36", sur une distance de 14,47 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 977,6 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11409 de ses minutes.

45.	Lands subject to superficies and servitudes granted by Bertrand Côté and Jules Côté to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 768 398.

45.1	PARCELLE 1 : ÉOLIENNE T24

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-quinze (4 212 475 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 475, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 40°22'04", sur une distance de 303,42 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 212 475.

45.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-quinze (4 212 475 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, au nord-ouest, au nord, au nord-est, au sud-est, au sud-ouest, au sud et au sud-est par une autre partie du lot 4 212 475 et au sud-ouest par une partie du lot 4 212 830 (Route Sainte-Marguerite).

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 475, le point A, de là vers le sud-est, dans une direction de 134°21'16", sur une distance de 93,07 mètres jusqu'au point B, point de départ. De là vers l'est, dans une direction de 112°15'02", sur une distance de 14,20 mètres, puis, sur une distance de 76,62 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 32°26'00", sur une distance de 121,22 mètres, puis, sur une distance de 31,89

App. C - 74

mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 59°42'05", sur une distance de 55,53 mètres; de là vers l'est, sur une distance de 67,99 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-est, dans une direction de 117°50'43", sur une distance de 68,57 mètres; de là vers le sud-ouest, dans une direction de 207°50'43", sur une distance de 12,00 mètres; de là vers le nord-ouest, dans une direction de 297°50'43", sur une distance de 68,57 mètres; de là vers l'ouest, sur une distance de 55,81 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 239°42'05", sur une distance de 55,53 mètres, puis, sur une distance de 26,18 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 212°26'00", sur une distance de 121,22 mètres, puis, sur une distance de 57,03 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, sur une distance de 12,88 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 304°20'49", sur une distance de 16,89 mètres, puis, dans une direction de 311°03'35", sur une distance de 31,36 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 5 094,6 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11410 de ses minutes.

46.	Lands subject to superficies and servitudes granted by Johanne Lachance to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 321.

PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-dix-neuf (4 212 479 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord et au nord-ouest par une partie du lot 4 212 479, au nord-est par une partie du lot 4 212 480, au sud-est et au sud par une autre partie du lot 4 212 479 et au sud-ouest par une partie du lot 4 212 478.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 479, le point A, de là vers le nord-ouest, dans une direction de 316°15'36", sur une distance de 204,27 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 316°15'36", sur une distance de 14,47 mètres; de là vers l'est, dans une direction de 80°13'02", sur une distance de 55,93 mètres, puis, sur une distance de 15,13 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 64°27'10", sur une distance de 113,01 mètres, puis, sur une distance de 10,61 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 53°24'01", sur une distance de 1,26 mètre; de là vers le sud-est, dans une direction de 136°47'50", sur une distance de 12,08 mètres; de là vers le sud-ouest, dans une direction

App. C - 75

de 233°24'01", sur une distance de 2,65 mètres, puis, sur une distance de 12,92 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 244°27'10", sur une distance de 113,01 mètres; de là vers l'ouest, sur une distance de 18,43 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 260°13'02", sur une distance de 47,85 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 344,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11411 de ses minutes.

47.	Lands subject to superficies and servitudes granted by Germain Giroux to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 206.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cents (4 212 400 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 400, au nord-est par une partie du lot 4 212 404, au sud-est par une autre partie du lot 4 212 400 et au sud-ouest par une partie du lot 4 212 829 (Route Sainte-Marguerite).

Partant du point d’intersection de la ligne séparative des lots 4 212 401 et 4 212 404 avec la limite nord-est du lot 4 212 400, le point A, de là vers le nord-ouest, dans une direction de 316°16'35", sur une distance de 37,81 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 210°43'03", sur une distance de 173,41 mètres, puis, sur une distance de 8,52 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 314°26'38", sur une distance de 12,09 mètres; de là vers le nord-est, sur une distance de 5,64 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 30°43'03", sur une distance de 176,76 mètres; et de là vers le sud-est, dans une direction de 136°16'35", sur une distance de 12,46 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 186,0 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11412 de ses minutes.

48.	Lands subject to superficies and servitudes granted by Gestion Daniel Gauthier Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 171.

PARCELLE RÉSEAU COLLECTEUR

App. C - 76

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-un (4 212 481 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord et au nord-ouest par une partie du lot 4 212 481, au nord-est par une partie du lot 4 443 104, au sud, au sud-est et au sud par une autre partie du lot 4 212 481 et au sud-ouest par une partie du lot 4 212 480.

Partant du point d’intersection des limites nord-est et sud du lot 4 212 481, le point A, de là vers le nord-ouest, dans une direction de 316°13'20", sur une distance de 29,38 mètres jusqu'au point B, point de départ. De là vers l'ouest, sur une distance de 1,91 mètre le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 246°49'02", sur une distance de 76,65 mètres; de là vers l'ouest, sur une distance de 20,56 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 316°31'06", sur une distance de 16,38 mètres; de là vers l'est, sur une distance de 26,99 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 66°49'02", sur une distance de 66,45 mètres, puis, sur une distance de 7,44 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le sud-est, dans une direction de 136°13'20", sur une distance de 13,30 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 200,0 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11413 de ses minutes.

49.	Lands subject to superficies and servitudes granted by William Lehoux to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 507.

49.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent cinquante-huit (4 212 958 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au sud-ouest, à l'ouest et au nord-ouest par une partie du lot 4 212 958, au nord-ouest par une partie du lot 4 212 477, au sud-est, à l'est et au nord-est par une autre partie du lot 4 212 958 et au sud-est par une partie du lot 4 212 474.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 958, le point A, de là vers le nord-est, dans une direction de 52°33'10", sur une distance de 21,21 mètres, puis, dans une direction de 57°22'06", sur une distance de 14,41 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 316°21'28", sur une distance de 13,86 mètres, puis, sur une distance de 14,04 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 328°21'49", sur une distance

App. C - 77

de 69,86 mètres; de là vers le nord, sur une distance de 105,49 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 58°34'15", sur une distance de 240,12 mètres, puis, sur une distance de 60,01 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 55°32'08", sur une distance de 13,52 mètres; de là vers le sud-ouest, sur une distance de 79,98 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 238°34'15", sur une distance de 240,12 mètres; de là vers le sud, sur une distance de 86,59 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 148°21'49", sur une distance de 69,86 mètres, puis, sur une distance de 11,52 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 136°21'28", sur une distance de 16,20 mètres; et de là vers le sud-ouest, dans une direction de 237°22'06", sur une distance de 12,23 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 6 046,3 mètres carrés.

49.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent cinquante-huit (4 212 958 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 959, au sud-est, à l'ouest et au nord-ouest par une autre partie du lot 4 212 958.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 958, le point C, de là vers le sud-est, dans une direction de 137°09'13", sur une distance de 4,80 mètres jusqu'au point D, point de départ. De là vers le sud-est, dans une direction de 137°09'13", sur une distance de 6,00 mètres; de là vers le sud-ouest, dans une direction de 229°06'39", sur une distance de 102,37 mètres, puis, dans une direction de 225°47'23", sur une distance de 44,83 mètres, puis, dans une direction de 246°52'40", sur une distance de 108,19 mètres, puis, dans une direction de 235°31'17", sur une distance de 15,91 mètres; de là vers le nord, sur une distance de 6,84 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le nord-est, dans une direction de 55°31'17", sur une distance de 13,22 mètres, puis, dans une direction de 66°52'40", sur une distance de 107,67 mètres, puis, dans une direction de 45°47'23", sur une distance de 43,89 mètres, puis, dans une direction de 49°06'39", sur une distance de 102,34 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 1 614,8 mètres carrés.

49.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent cinquante-neuf (4 212 959 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 78

De figure irrégulière, bornée au nord-ouest et au nord par une partie du lot 4 212 959, au sud-est par une partie du lot 4 212 825 (Rang Fermanagh), au sud et au sud-est par une autre partie du lot 4 212 959 et au sud-ouest par une partie du lot 4 212 958.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 958, le point C, de là vers le sud-est, dans une direction de 137°09'13", sur une distance de 4,80 mètres jusqu'au point D, point de départ. De là vers le nord-est, dans une direction de 49°06'39", sur une distance de 3,11 mètres; de là vers l'est, dans une direction de 95°10'12", sur une distance de 543,89 mètres; de là vers le sud-ouest, dans une direction de 239°28'37", sur une distance de 10,28 mètres; de là vers l'ouest, dans une direction de 275°10'12", sur une distance de 532,98 mètres; de là vers le sud-ouest, dans une direction de 229°06'39", sur une distance de 0,36 mètre; et de là vers le nord-ouest, dans une direction de 317°09'13", sur une distance de 6,00 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 3 241,0 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11414 de ses minutes.

50.	Lands subject to superficies and servitudes granted by Réjean Berthiaume to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 570 and 22 828 379.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent soixante-dix-sept (4 212 477 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 443 104, au nord-est et à l'est par une partie du lot 4 212 477, au sud-est par une partie du lot 4 212 958 et à l'ouest et au sud-ouest par une autre partie du lot 4 212 477.

Partant du point d’intersection de la ligne séparative des lots 4 212 481 et 4 443 104 avec la limite nord du lot 4 212 477, le point A, de là vers l'est, dans une direction de 68°10'23", sur une distance de 9,73 mètres; de là vers le nord-est, dans une direction de 60°17'48", sur une distance de 24,29 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 60°17'48", sur une distance de 15,82 mètres; de là vers le sud-est, dans une direction de 145°04'16", sur une distance de 21,02 mètres; de là vers le sud, sur une distance de 29,35 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 235°32'08", sur une distance de 13,52 mètres; de là vers le nord, sur une distance de 29,74 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 325°04'16", sur une distance de 2,48 mètres, puis, sur une distance de 20,45 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point B, le point de départ.

App. C - 79

Contenant en superficie, ladite parcelle, 637,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11415 de ses minutes.

51.	Lands subject to superficies and servitudes granted by Léandre Berthiaume & Fils Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 260.

51.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille quatre cent quatre-vingt-trois (4 212 483 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest et au nord-ouest par une partie du lot 4 212 483, au nord-est par une partie du lot 4 212 505, au sud-est et à l'est par une autre partie du lot 4 212 483 et au sud-ouest par une partie du lot 4 443 104.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 483, le point A, de là vers le nord-ouest, dans une direction de 316°06'37", sur une distance de 222,58 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 316°06'37", sur une distance de 18,12 mètres; de là vers le nord, dans une direction de 357°34'18", sur une distance de 159,63 mètres; de là vers le nord-est, sur une distance de 67,33 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 55°08'55", sur une distance de 10,65 mètres; de là vers le sud-est, dans une direction de 136°16'31", sur une distance de 12,15 mètres; de là vers le sud-ouest, dans une direction de 235°08'55", sur une distance de 12,52 mètres, puis, sur une distance de 55,27 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le sud, dans une direction de 177°34'18", sur une distance de 173,21 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 871,6 mètres carrés.

51.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions quatre cent quarante-trois mille cent quatre (4 443 104 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest et à l'ouest par une partie du lot 4 443 104, au nord-est par une partie du lot 4 212 483, à l'est et au nord-est par une partie du lot 4 443 104, au sud-est par une partie du lot 4 212 477, au sud par une autre partie du lot 4 443 104 et au sud-ouest par une partie du lot 4 212 481.

App. C - 80

Partant du point d’intersection des limites nord-est et sud-est du lot 4 443 104, le point A, de là vers le nord-ouest, dans une direction de 316°06'37", sur une distance de 222,58 mètres jusqu'au point B, point de départ. De là vers le sud, dans une direction de 177°34'18", sur une distance de 14,40 mètres, puis, sur une distance de 12,04 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 165°01'29", sur une distance de 48,13 mètres, puis, sur une distance de 22,19 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 184°00'11", sur une distance de 70,40 mètres, puis, sur une distance de 37,37 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 145°04'16", sur une distance de 31,10 mètres; de là vers le sud-ouest, dans une direction de 240°17'48", sur une distance de 15,82 mètres; de là vers l'ouest, sur une distance de 52,76 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 316°13'20", sur une distance de 13,30 mètres; de là vers le nord-est, sur une distance de 66,01 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 4°00'11", sur une distance de 71,14 mètres, puis, sur une distance de 18,22 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 345°01'29", sur une distance de 48,13 mètres, puis, sur une distance de 14,67 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 357°34'18", sur une distance de 27,99 mètres; et de là vers le sud-est, dans une direction de 136°06'37", sur une distance de 18,12 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 273,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11416 de ses minutes.

52.	Lands subject to superficies and servitudes granted by Thérèse Tardif to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 722.

52.1	PARCELLES 1 ET 2 : ÉOLIENNE T28

Une partie des lots 4 443 107 et 4 443 108 du cadastre du Québec, circonscription foncière de Thetford, étant un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés. Le centre du cercle est situé dans une direction de 336°47'38", sur une distance de 419,24 mètres à partir du point d’intersection des limites nord-est et sud-est du lot 4 443 106.

52.1.1	PARCELLE 1 : ÉOLIENNE T28 – SEGMENT LOT 4 443 107 PTIE

Le segment du cercle faisant partie du lot quatre millions quatre cent quarante-trois mille cent sept (4 443 107 PTIE) du cadastre du Québec, circonscription foncière de Thetford, étant plus amplement décrit comme suit, savoir :

App. C - 81

Borné au nord-est par une partie du lot 4 443 108 et de toute autre part par une autre partie du lot 4 443 107.

Partant du point d’intersection des limites nord-est et sud du lot 4 443 107, le point A, de là vers le nord-ouest, dans une direction de 316°38'09", sur une distance de 454,53 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, sur une distance de 256,87 mètres le long d'un arc de cercle de 58,36 mètres de rayon; de là vers le sud-est, dans une direction de 136°38'09", sur une distance de 94,32 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 9 116,7 mètres carrés.

52.1.2	PARCELLE 2 : ÉOLIENNE T28 – SEGMENT LOT 4 443 108 PTIE

Le segment du cercle faisant partie du lot quatre millions quatre cent quarante-trois mille cent huit (4 443 108 PTIE) du cadastre du Québec, circonscription foncière de Thetford, étant plus amplement décrit comme suit, savoir :

Borné au sud-ouest par une partie du lot 4 443 107 et de toute autre part par une autre partie du lot 4 443 108.

Partant du point d’intersection des limites sud et sud-ouest du lot 4 443 108, le point A, de là vers le nord-ouest, dans une direction de 316°38'09", sur une distance de 454,53 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 316°38'09", sur une distance de 94,32 mètres; de là vers le sud-est, sur une distance de 109,82 mètres le long d'un arc de cercle de 58,36 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 583,3 mètres carrés.

52.2	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent cinq (4 212 505 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-ouest par une partie du lot 4 212 505, au nord-est par une partie du lot 4 443 106, au sud-est par une autre partie du lot 4 212 505 et au sud-ouest par une partie du lot 4 212 483.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 505, le point C, de là vers le nord-ouest, dans une direction de 316°40'07", sur une distance de 382,88 mètres jusqu'au point D, point de départ. De là vers le sud-ouest, dans une direction de 235°08'55", sur une distance de 174,30 mètres; de là vers le nord-ouest, dans une direction de 316°16'31", sur une distance de 12,15 mètres; de là vers le nord-est, dans une direction de 55°08'55", sur une distance de 174,38 mètres; et de là vers le sud-est, dans une direction de 136°40'07", sur une distance de 12,13 mètres jusqu'au point D, le point de départ.

App. C - 82

Contenant en superficie, ladite parcelle, 2 092,1 mètres carrés.

52.3	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions quatre cent quarante-trois mille cent six (4 443 106 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 443 106, au nord-est par une partie du lot 4 443 107, au sud-est par une autre partie du lot 4 443 106 et au sud-ouest par une partie du lot 4 212 505.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 443 106, le point C, de là vers le nord-ouest, dans une direction de 316°40'07", sur une distance de 382,88 mètres jusqu'au point D, point de départ. De là vers le nord-ouest, dans une direction de 316°40'07", sur une distance de 12,13 mètres; de là vers le nord-est, dans une direction de 55°08'55", sur une distance de 146,61 mètres, puis, dans une direction de 52°18'02", sur une distance de 33,63 mètres; de là vers le sud-est, dans une direction de 136°39'29", sur une distance de 12,06 mètres; de là vers le sud-ouest, dans une direction de 232°18'02", sur une distance de 35,11 mètres, puis, dans une direction de 235°08'55", sur une distance de 145,12 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 2 162,9 mètres carrés.

52.4	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions quatre cent quarante-trois mille cent sept (4 443 107 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-ouest, au nord-est et au sud-est par une autre partie du lot 4 443 107 et au sud-ouest par une partie du lot 4 443 106.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 443 106, le point E, de là vers le nord-ouest, dans une direction de 316°39'29", sur une distance de 401,85 mètres jusqu'au point F, point de départ. De là vers le nord-ouest, dans une direction de 316°39'29", sur une distance de 12,06 mètres; de là vers le nord-est, dans une direction de 52°18'02", sur une distance de 132,39 mètres; de là vers le sud-est, dans une direction de 142°18'02", sur une distance de 12,00 mètres; et de là vers le sud-ouest, dans une direction de 232°18'02", sur une distance de 131,20 mètres jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 1 581,5 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11417 de ses minutes.

App. C - 83

53.	Lands subject to superficies and servitudes granted by Bernadette Poulin and David Gilbert to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under numbers 22 750 105 and 22 755 694.

PARCELLE 1 : POSTE DE TRANSFORMATION

Une partie du lot quatre millions cinq cent quarante-quatre mille huit cent quarante-cinq (4 544 845 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure carrée, bornée au nord-ouest par une partie du lot 4 545 743 (chemin de fer) et au nord-est, au sud-est et au sud-ouest par une autre partie du lot 4 544 845.

Partant du point d’intersection de la ligne séparative des lots 4 544 887 et 4 544 888 avec la limite sud-est du lot 4 545 743 (chemin de fer), le point A, de là vers le sud-ouest, dans une direction de 230°44'05", sur une distance de 124,16 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 140°44'05", sur une distance de 100,00 mètres; de là vers le sud-ouest, dans une direction de 230°44'05", sur une distance de 100,00 mètres; de là vers le nord-ouest, dans une direction de 320°44'05", sur une distance de 100,00 mètres; et de là vers le nord-est, dans une direction de 50°44'05", sur une distance de 100,00 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 10 000 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 29 août 2016 sous le numéro 11340 de ses minutes.

54.	Lands subject to superficies and servitudes granted by Érablière des 2 F SENC to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 600.

54.1	PARCELLE 1 : ÉOLIENNE T29

Une partie du lot quatre millions deux cent douze mille neuf cent cinquante et un (4 212 951 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 951, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 44°46'43", sur une distance de 82,23 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 212 952.

App. C - 84

54.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent cinquante et un (4 212 951 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 535 et au sud, au sud-ouest, au nord-ouest, au nord-est et au nord par une autre partie du lot 4 212 951.

Partant du point d’intersection des limites nord-est et est du lot 4 212 951, le point A, de là vers le nord-ouest, dans une direction de 316°10'03", sur une distance de 65,77 mètres jusqu'au point B, point de départ. De là vers l'ouest, sur une distance de 84,39 mètres le long d'un arc de cercle de 52,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 307°09'36", sur une distance de 263,08 mètres; de là vers le nord-est, dans une direction de 37°09'36", sur une distance de 12,00 mètres; de là vers le sud-est, dans une direction de 127°09'36", sur une distance de 263,08 mètres; de là vers l'est, sur une distance de 67,49 mètres le long d'un arc de cercle de 40,00 mètres de rayon; de là vers le sud-est, dans une direction de 136°10'03", sur une distance de 12,35 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 4 068,1 mètres carrés.

54.3	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent trente-cinq (4 212 535 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest par une partie du lot 4 212 535, au nord-est par une partie du lot 4 212 823 (Rang Fermanagh Nord) et au sud et au sud-est par une autre partie du lot 4 212 535 et au sud-ouest par une partie du lot 4 212 951.

Partant du point d’intersection des limites est et sud-ouest du lot 4 212 535, le point A, de là vers le nord-ouest, dans une direction de 316°10'03", sur une distance de 65,77 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 316°10'03", sur une distance de 12,35 mètres; de là vers le nord, sur une distance de 31,46 mètres le long d'un arc de cercle de 40,00 mètres de rayon, puis, dans une direction de 345°25'38", sur une distance de 33,04 mètres; de là vers le sud-est, dans une direction de 151°27'13", sur une distance de 25,19 mètres, puis, dans une direction de 146°59'47", sur une distance de 37,91 mètres, puis, dans une direction de 154°53'17", sur une distance de 18,27 mètres; de là vers l'ouest, sur une distance de 32,36 mètres le long d'un arc de cercle de 15,00 mètres de rayon; et de là vers le sud-ouest, sur une distance de 2,62 mètres le long d'un arc de cercle de 52,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 832,6 mètres carrés.

App. C - 85

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11418 de ses minutes.

55.	Lands subject to superficies and servitudes granted by Pierre Beaudet, Colette Laplante and Yvon Laplante to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 498 and 22 828 358.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions sept cent vingt-six mille neuf cent quarante-deux (4 726 942 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 726 942, au nord-est par une partie du lot 4 212 829 (Route Sainte-Marguerite), au sud-est par une autre partie du lot 4 726 942 et au sud-ouest par une partie du lot 4 212 348.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 726 942, le point A, de là vers le sud-est, dans une direction de 136°25'06", sur une distance de 197,92 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 63°28'51", sur une distance de 166,78 mètres, puis, sur une distance de 17,34 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-est, dans une direction de 134°26'38", sur une distance de 12,00 mètres; de là vers le sud-ouest, sur une distance de 21,33 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 243°28'51", sur une distance de 163,10 mètres; et de là vers le nord-ouest, dans une direction de 316°25'06", sur une distance de 12,55 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 211,3 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11419 de ses minutes.

56.	Lands subject to superficies and servitudes granted by Germain Blais to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 637 and 22 828 363.

56.1	PARCELLE 1 : ÉOLIENNE T21

Une partie du lot quatre millions deux cent douze mille trois cent quarante-huit (4 212 348 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 348, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

App. C - 86

Pour fin de rattachement, le centre du cercle est situé dans une direction de 305°20'04", sur une distance de 455,19 mètres à partir du point d’intersection des limites nord-est et sud-est du lot 4 212 348.

56.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille trois cent quarante-huit (4 212 348 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-est par une partie du lot 4 726 942 et au sud-est, au sud-ouest et au nord-ouest par une autre partie du lot 4 212 348.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 348, le point A, de là vers le nord-ouest, dans une direction de 316°25'06", sur une distance de 413,56 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 243°28'51", sur une distance de 80,15 mètres; de là vers le nord-ouest, dans une direction de 333°28'51", sur une distance de 12,00 mètres; de là vers le nord-est, dans une direction de 63°28'51", sur une distance de 76,46 mètres; et de là vers le sud-est, dans une direction de 136°25'06", sur une distance de 12,55 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 939,7 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 15 septembre 2016 sous le numéro 11420 de ses minutes.

57.	Lands subject to superficies and servitudes granted by Ferme Jessa Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 250.

57.1	PARCELLE 1 : ÉOLIENNE T26

Une partie du lot quatre millions deux cent douze mille cinq cent un (4 212 501 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 501, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 64°59'13", sur une distance de 851,48 mètres à partir du point d’intersection de la ligne séparative des lots 4 212 501 et 4 212 919 avec la limite nord-est du lot 4 212 830 (Route Sainte-Marguerite).

57.2	PARCELLE 2 : ÉOLIENNE T27

Une partie du lot quatre millions deux cent douze mille cinq cent un (4 212 501 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite

App. C - 87

partie, bornée de toute part par une autre partie du lot 4 212 501, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 35°42'35", sur une distance de 244,15 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 212 501.

57.3	PARCELLE 3 : MAT MÉTÉOROLOGIQUE MMV1

Une partie du lot quatre millions deux cent douze mille cinq cent un (4 212 501 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest, au nord, au nord-est et au sud-est par une autre partie du lot 4 212 501.

Partant du point d’intersection de la ligne séparative des lots 4 212 501 et 4 212 919 avec la limite nord-est du lot 4 212 830 (Route Sainte-Marguerite), le point A, de là vers l'est, dans une direction de 74°29'19", sur une distance de 520,32 mètres jusqu'au point B, point de départ; de là vers le nord, dans une direction de 346°50'27", sur une distance de 55,38 mètres, puis, dans une direction de 16°50'27", sur une distance de 34,00 mètres; de là vers l'est, dans une direction de 106°50'27", sur une distance de 50,00 mètres; de là vers le sud-est, dans une direction de 136°50'28", sur une distance de 21,66 mètres; et de là vers le sud-ouest, dans une direction de 226°50'28", sur une distance de 82,14 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 409,3 mètres carrés.

57.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent un (4 212 501 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest, à l'ouest, au nord-ouest, à l'ouest, au nord-ouest, au nord, à l'est, au sud, au sud-est, à l'est, au sud-est, à l'est, au sud-est à l'est par une autre partie du lot 4 212 501 et au sud-est et au sud par une partie du lot 4 212 830 (Route Sainte-Marguerite).

Partant du point d’intersection de la ligne séparative des lots 4 212 501 et 4 212 919 avec la limite nord-est du lot 4 212 830 (Route Sainte-Marguerite), le point A, de là vers l'est, dans une direction de 101°57'47", sur une distance de 385,93 mètres jusqu'au point C, point de départ. De là vers le nord-est, dans une direction de 60°48'25", sur une distance de 20,17 mètres, puis, sur une distance de 12,26 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 48°01'48", sur une distance de 61,33 mètres, puis, sur une distance de 47,89 mètres le long d'un arc de cercle de 55,00 mètres

App. C - 88

de rayon; de là vers le nord, dans une direction de 358°08'19", sur une distance de 55,17 mètres, puis, sur une distance de 56,95 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 46°50'28", sur une distance de 111,04 mètres, puis, sur une distance de 23,51 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord, dans une direction de 22°21'03", sur une distance de 67,95 mètres; de là vers le nord-est, sur une distance de 56,27 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, dans une direction de 70°28'15", sur une distance de 115,92 mètres; de là vers le sud, dans une direction de 160°28'15", sur une distance de 12,00 mètres; de là vers l'ouest, dans une direction de 250°28'15", sur une distance de 115,92 mètres; de là vers le sud-ouest, sur une distance de 46,19 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 202°21'03", sur une distance de 67,95 mètres; de là vers le sud-ouest, sur une distance de 28,64 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 226°50'28", sur une distance de 111,04 mètres; de là vers le sud, sur une distance de 46,75 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 178°08'19", sur une distance de 55,17 mètres; de là vers le sud-ouest, sur une distance de 58,34 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 228°01'48", sur une distance de 36,83 mètres; de là vers le sud, sur une distance de 3,50 mètres le long d'un arc de cercle de 3,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 245°59'40", sur une distance de 19,46 mètres; et de là vers l'ouest, dans une direction de 249°17'47", sur une distance de 37,62 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 7 176,2 mètres carrés.

57.5	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent un (4 212 501 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, au nord-ouest, au nord-est, au sud-est et à l'est par une autre partie du lot 4 212 501 et au sud-ouest par une partie du lot 4 212 830 (Route Sainte-Marguerite).

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 501, le point D, de là vers le nord-ouest, dans une direction de 298°56'42", sur une distance de 38,01 mètres jusqu'au point E, point de départ. De là vers le nord-ouest, dans une direction de 298°56'42", sur une distance de 10,12 mètres, puis, dans une direction de 296°14'45", sur une distance de 27,39 mètres; de là vers l'est, sur une distance de 35,60 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 60°08'32", sur une distance de 105,63 mètres, puis, sur une distance de 25,30 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 33°47'28", sur une distance de 94,60 mètres; de là vers le sud-est, dans une direction de 123°47'28", sur une distance de 12,00 mètres; de là vers le sud-ouest, dans une direction de 213°47'28", sur une distance de 94,60 mètres, puis, sur une distance de 30,81 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 240°08'32",

App. C - 89

sur une distance de 108,43 mètres; et de là vers le sud, sur une distance de 13,97 mètres le long d'un arc de cercle de 10,00 mètres de rayon jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 3 116,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11433 de ses minutes.

58.	Lands subject to superficies and servitudes granted by Jean-Yves Martineau to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 582.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent soixante-dix (4 212 270 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 276, à l'est par une partie du lot 4 212 270, au sud-ouest par une partie du lot 4 212 230 et à l'ouest par une autre partie du lot 4 212 270.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 270, le point A, de là vers le nord-est, dans une direction de 23°46'09", sur une distance de 44,17 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 23°46'09", sur une distance de 12,85 mètres; de là vers le sud, sur une distance de 168,93 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 239°22'02", sur une distance de 9,84 mètres; de là vers le nord-ouest, dans une direction de 330°56'19", sur une distance de 12,00 mètres; de là vers le nord-est, dans une direction de 59°22'02", sur une distance de 9,51 mètres; et de là vers le nord, sur une distance de 142,83 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 986,5 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11434 de ses minutes.

59.	Lands subject to superficies and servitudes granted by Régis Nadeau to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 827 976.

App. C - 90

59.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent soixante-seize (4 212 276 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 232, au nord, au nord-ouest et au sud-ouest par une partie du lot 4 212 276, au nord-est par une partie du lot 4 212 862 (Rang Saint-Frédéric) et à l'est, au sud-est et au sud par une autre partie du lot 4 212 276.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 212 276, le point A, de là vers le nord-ouest, dans une direction de 305°39'59", sur une distance de 27,85 mètres jusqu'au point B, point de départ. De là vers le sud, sur une distance de 1,79 mètre le long d'un arc de cercle de 3,00 mètres de rayon; de là vers le sud-ouest, sur une distance de 133,01 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'ouest, dans une direction de 273°48'10", sur une distance de 137,52 mètres; de là vers le nord-est, dans une direction de 23°39'50", sur une distance de 12,76 mètres; de là vers l'est, dans une direction de 93°48'10", sur une distance de 133,18 mètres; de là vers le nord-est, sur une distance de 127,05 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 321°26'51", sur une distance de 11,20 mètres; et de là vers le sud-est, dans une direction de 122°28'11", sur une distance de 12,40 mètres, puis, dans une direction de 125°39'59", sur une distance de 20,19 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 251,3 mètres carrés.

59.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent soixante-seize (4 212 276 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest et au nord par une partie du lot 4 212 276, au sud-est par une partie du lot 4 212 270, au sud et au sud-est par une autre partie du lot 4 212 276 et au sud-ouest et au sud par une partie du lot 4 212 230.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 276, le point C, de là vers le nord-est, dans une direction de 23°46'09", sur une distance de 44,17 mètres jusqu'au point D, point de départ. De là vers l'ouest, sur une distance de 34,97 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 234°08'34", sur une distance de 1,50 mètre; de là vers le nord-ouest, dans une direction de 330°56'19", sur une distance de 3,64 mètres; de là vers l'ouest, dans une direction de 292°19'08", sur une distance de 9,86 mètres; de là vers le nord-est, dans une direction de 54°08'34", sur une distance de 6,27 mètres; de là vers l'est, sur une distance de 47,67 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers

App. C - 91

le sud-ouest, dans une direction de 203°46'09", sur une distance de 12,85 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 531,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11435 de ses minutes.

60.	Lands subject to superficies and servitudes granted by Michel Proulx and Nelson Turmel to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 631.

60.1	PARCELLE 1 : ÉOLIENNE T9

Une partie du lot cinq millions trois cent soixante-quatre mille six cent deux (5 364 602 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 5 364 602, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 35°43'51", sur une distance de 387,66 mètres à partir du point d’intersection des limites nord-ouest et sud-ouest du lot 5 364 602.

60.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot cinq millions trois cent soixante-quatre mille six cent deux (5 364 602 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 5 364 602, au sud-est par une partie du lot 4 212 232 et par une autre partie du lot 5 364 602 et au sud-ouest par une partie du lot 4 212 230.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 5 364 602, le point A, de là vers le nord-est, dans une direction de 23°29'07", sur une distance de 140,86 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 227°49'31", sur une distance de 115,70 mètres, puis, dans une direction de 228°40'28", sur une distance de 15,81 mètres; de là vers le nord-ouest, dans une direction de 321°16'14", sur une distance de 12,01 mètres; de là vers le nord-est, dans une direction de 48°40'28", sur une distance de 15,18 mètres, puis, dans une direction de 47°49'31", sur une distance de 142,14 mètres; et de là vers le sud-ouest, dans une direction de 203°29'07", sur une distance de 29,12 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 733,0 mètres carrés.

App. C - 92

60.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot cinq millions trois cent soixante-quatre mille six cent deux (5 364 602 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée à l'ouest, au sud-ouest, au nord-ouest, au nord-est, au nord-ouest, à l'ouest et au nord-ouest par une partie du lot 5 364 602, au sud-est par une partie du lot 4 212 232, au sud-est et à l'est par une autre partie du lot 5 364 602 et au sud-est par une autre partie du lot 4 212 232.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 5 364 602, le point A, de là vers le nord-est, dans une direction de 23°29'07", sur une distance de 295,17 mètres jusqu'au point C, point de départ. De là vers le nord, dans une direction de 357°28'24", sur une distance de 82,98 mètres; de là vers le nord-ouest, sur une distance de 42,84 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 312°50'58", sur une distance de 20,07 mètres; de là vers le nord-est, dans une direction de 42°50'58", sur une distance de 12,00 mètres; de là vers le sud-est, dans une direction de 132°50'58", sur une distance de 10,99 mètres; de là vers le nord-est, sur une distance de 18,90 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord, dans une direction de 357°28'24", sur une distance de 84,80 mètres; de là vers le nord-est, sur une distance de 66,93 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 54°42'36", sur une distance de 100,06 mètres, puis, sur une distance de 7,26 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 47°09'04", sur une distance de 76,20 mètres, puis, sur une distance de 20,28 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 203°29'07", sur une distance de 22,31 mètres, puis, dans une direction de 227°09'04", sur une distance de 75,73 mètres, puis, sur une distance de 8,84 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 234°42'36", sur une distance de 100,06 mètres, puis, sur une distance de 54,94 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 177°28'24", sur une distance de 202,33 mètres; et de là vers le sud-ouest, dans une direction de 203°29'07", sur une distance de 27,36 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 6 228,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11436 de ses minutes.

61.	Lands subject to superficies and servitudes granted by Diane Demers to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 681.

App. C - 93

61.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente-deux (4 212 232 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 5 364 602, au nord par une partie du lot 4 212 232, au sud-est par une partie du lot 4 212 276 et au sud et au sud-est par une autre partie du lot 4 212 232.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 279, le point A, de là vers le sud-ouest, dans une direction de 203°39'50", sur une distance de 77,76 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 203°39'50", sur une distance de 12,76 mètres; de là vers l'ouest, dans une direction de 273°48'10", sur une distance de 0,76 mètre, puis, sur une distance de 7,86 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 280°31'14", sur une distance de 84,93 mètres, puis, sur une distance de 10,28 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 269°48'50", sur une distance de 57,68 mètres, puis, sur une distance de 40,95 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 227°09'04", sur une distance de 0,47 mètre; de là vers le nord-est, dans une direction de 23°29'07", sur une distance de 22,31 mètres; de là vers l'est, sur une distance de 29,61 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 89°48'50", sur une distance de 57,68 mètres, puis, sur une distance de 12,52 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 100°31'14", sur une distance de 84,93 mètres, puis, sur une distance de 6,45 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 93°48'10", sur une distance de 5,09 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 386,1 mètres carrés.

61.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente-deux (4 212 232 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 5 364 602, au nord-ouest et à l'ouest par une partie du lot 4 232 232, au nord-ouest par une autre partie du lot 5 364 602 et à l'est et au sud-est par une autre partie du lot 4 212 232.

Partant du point d’intersection de la ligne séparative des lots 4 212 232 et 5 364 602 avec la limite nord-est du lot 4 212 230, le point C, de là vers le nord-est, dans une direction de 23°29'07", sur une distance de 140,86 mètres jusqu'au point D, point de départ. De là vers le nord-est, dans une direction de 23°29'07", sur une distance de 29,12 mètres, puis, dans une direction de 47°49'31", sur une distance de 45,46 mètres, puis, sur une distance de 48,33 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord, dans

App. C - 94

une direction de 357°28'24", sur une distance de 41,16 mètres; de là vers le nord-est, dans une direction de 23°29'07", sur une distance de 27,36 mètres; de là vers le sud, dans une direction de 177°28'24", sur une distance de 65,75 mètres; et de là vers le sud-ouest, sur une distance de 58,88 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 227°49'31", sur une distance de 71,98 mètres jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 1 989,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11437 de ses minutes.

62.	Lands subject to superficies and servitudes granted by Léandre Landry to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 467.

62.1	PARCELLE 1 : ÉOLIENNE A1

Une partie du lot quatre millions deux cent douze mille deux cent trente (4 212 230 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 212 230, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 190°40'45", sur une distance de 158,80 mètres à partir du point d’intersection des limites sud et sud-ouest du lot 4 212 276.

62.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente (4 212 230 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 5 364 602, au sud-est, au nord-est, au nord, au nord-est, à l'est, au nord-est, au nord et au nord-ouest par une partie du lot 4 212 230, au nord et au nord-est par une partie du lot 4 212 276 et au sud-est, au sud, au sud-ouest, à l'ouest, au sud-ouest, au sud, au sud-ouest et au nord-ouest par une autre partie du lot 4 212 230.

Partant du point d’intersection des limites sud et sud-ouest du lot 4 212 276, le point A, point de départ. De là vers le sud-est, dans une direction de 150°56'19", sur une distance de 3,64 mètres; de là vers le sud-ouest, dans une direction de 234°08'34", sur une distance de 50,12 mètres; de là vers l'ouest, sur une distance de 42,31 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 270°19'19", sur une distance de 55,57 mètres; de là vers le nord-ouest, sur une distance de 83,93 mètres le long d'un

App. C - 95

arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 342°05'56", sur une distance de 61,06 mètres; de là vers le nord-ouest, sur une distance de 76,10 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 262°49'37", sur une distance de 98,94 mètres; de là vers le nord-ouest, sur une distance de 170,55 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 48°40'28", sur une distance de 180,96 mètres; de là vers le sud-est, dans une direction de 141°16'14", sur une distance de 12,01 mètres; de là vers le sud-ouest, dans une direction de 228°40'28", sur une distance de 180,41 mètres; de là vers le sud-est, sur une distance de 140,00 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 82°49'37", sur une distance de 98,94 mètres; de là vers le sud-est, sur une distance de 92,70 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 162°05'56", sur une distance de 61,06 mètres; de là vers le sud-est, sur une distance de 68,90 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'est, dans une direction de 90°19'19", sur une distance de 55,57 mètres, puis, sur une distance de 34,73 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 54°08'34", sur une distance de 45,35 mètres; et de là vers l'est, dans une direction de 112°19'08", sur une distance de 9,86 mètres jusqu'au point A, le point de départ.

Contenant en superficie, ladite parcelle, 9 594,4 mètres carrés.

62.3	PARCELLE 3 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente (4 212 230 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure trapézoïdale, bornée au nord-est par une partie du lot 4 212 270 et au sud-est, au sud-ouest et au nord-ouest par une autre partie du lot 4 212 230.

Partant du point d’intersection des limites sud et sud-ouest du lot 4 212 276, le point A, de là vers le sud-est, dans une direction de 150°56'19", sur une distance de 113,32 mètres jusqu'au point B, point de départ. De là vers le sud-est, dans une direction de 150°56'19", sur une distance de 12,00 mètres; de là vers le sud-ouest, dans une direction de 239°22'02", sur une distance de 88,17 mètres; de là vers le nord-ouest, dans une direction de 329°22'02", sur une distance de 12,00 mètres; et de là vers le nord-est, dans une direction de 59°22'02", sur une distance de 88,50 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 060,0 mètres carrés.

62.4	PARCELLE 4 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente (4 212 230 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 96

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 233, au nord par une partie des lots 4 212 751 et 4 212 230, au nord-ouest par une partie des lots 4 212 230 et 4 212 751, au nord par une partie du lot 4 212 751, au nord-est par une partie des lots 4 212 230 et 5 364 602 et au nord-est, au sud-est, au sud-ouest, au sud, au sud-est, au sud et au sud-ouest par une autre partie du lot 4 212 230.

Partant du point d’intersection des limites nord-ouest et sud du lot 4 212 751, le point C, point de départ. De là vers l'est, dans une direction de 100°19'49", sur une distance de 25,74 mètres, puis, dans une direction de 107°04'29", sur une distance de 68,56 mètres, puis, dans une direction de 99°30'17", sur une distance de 40,91 mètres, puis, dans une direction de 93°53'25", sur une distance de 40,02 mètres; de là vers le nord-est, dans une direction de 50°26'14", sur une distance de 19,58 mètres, puis, dans une direction de 54°58'00", sur une distance de 36,15 mètres; de là vers l'est, dans une direction de 71°23'00", sur une distance de 39,40 mètres, puis, dans une direction de 82°43'36", sur une distance de 37,61 mètres, puis, dans une direction de 96°15'01", sur une distance de 38,10 mètres; de là vers le sud-est, dans une direction de 117°55'59", sur une distance de 58,16 mètres, puis, dans une direction de 114°39'18", sur une distance de 53,01 mètres, puis, dans une direction de 119°57'49", sur une distance de 27,77 mètres, puis, dans une direction de 125°19'17", sur une distance de 20,45 mètres, puis, dans une direction de 132°10'09", sur une distance de 12,52 mètres; de là vers le sud-ouest, dans une direction de 228°40'28", sur une distance de 6,04 mètres; de là vers le nord-ouest, dans une direction de 312°10'09", sur une distance de 11,47 mètres, puis, dans une direction de 305°19'17", sur une distance de 19,81 mètres, puis, dans une direction de 299°57'49", sur une distance de 27,22 mètres, puis, dans une direction de 294°39'18", sur une distance de 52,90 mètres, puis, dans une direction de 297°55'59", sur une distance de 57,19 mètres; de là vers l'ouest, dans une direction de 276°15'01", sur une distance de 36,24 mètres, puis, dans une direction de 262°43'36", sur une distance de 36,30 mètres, puis, dans une direction de 251°23'00", sur une distance de 37,93 mètres; de là vers le sud-ouest, dans une direction de 234°58'00", sur une distance de 35,05 mètres, puis, dans une direction de 230°26'14", sur une distance de 21,73 mètres; de là vers l'ouest, dans une direction de 273°53'25", sur une distance de 42,70 mètres, puis, dans une direction de 279°30'17", sur une distance de 41,60 mètres, puis, dans une direction de 287°04'29", sur une distance de 68,61 mètres, puis, dans une direction de 280°19'49", sur une distance de 27,74 mètres; de là vers le nord-ouest, dans une direction de 323°07'44", sur une distance de 11,45 mètres, puis, dans une direction de 296°35'36", sur une distance de 17,43 mètres; et de là vers le sud-est, dans une direction de 113°56'59", sur une distance de 28,28 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 3 149,0 mètres carrés.

62.5	PARCELLE 5 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente (4 212 230 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 97

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 230, au nord-est par une partie du lot 4 212 233, au sud-ouest et au sud-est par une autre partie du lot 4 212 230 et au sud-ouest par une partie du lot 4 212 870.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 212 230, le point D, de là vers le sud-est, dans une direction de 142°34'20", sur une distance de 3,88 mètres jusqu'au point E, point de départ. De là vers le sud-est, dans une direction de 142°34'20", sur une distance de 13,58 mètres; de là vers le nord-ouest, dans une direction de 314°35'48", sur une distance de 7,72 mètres; de là vers le sud-ouest, dans une direction de 236°55'03", sur une distance de 59,24 mètres, puis, dans une direction de 232°50'54", sur une distance de 80,82 mètres, puis, dans une direction de 231°18'06", sur une distance de 19,99 mètres; de là vers le nord-ouest, dans une direction de 322°12'06", sur une distance de 6,00 mètres; de là vers le nord-est, dans une direction de 51°18'06", sur une distance de 19,98 mètres, puis, dans une direction de 52°50'54", sur une distance de 81,11 mètres, puis, dans une direction de 56°55'03", sur une distance de 60,07 mètres jusqu'au point E, le point de départ.

Contenant en superficie, ladite parcelle, 971,0 mètres carrés.

62.6	PARCELLE 6 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent trente-trois (4 212 233 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord et au nord-est par une partie du lot 4 212 233, au sud-ouest par une partie du lot 4 212 230 et par une autre partie des lots 4 212 233 et 4 212 230.

Partant du point d’intersection des limites nord-ouest et sud du lot 4 212 751, le point C, point de départ. De là vers le nord-ouest, dans une direction de 293°56'59", sur une distance de 28,28 mètres, puis, dans une direction de 296°35'36", sur une distance de 18,80 mètres, puis, dans une direction de 306°20'18", sur une distance de 15,99 mètres, puis, dans une direction de 321°42'34", sur une distance de 32,78 mètres, puis, dans une direction de 314°35'48", sur une distance de 3,18 mètres, puis, dans une direction de 322°34'20", sur une distance de 13,58 mètres; de là vers l'est, sur une distance de 7,09 mètres le long d'un arc de cercle de 5,23 mètres de rayon; de là vers le sud-est, dans une direction de 134°35'48", sur une distance de 11,89 mètres, puis, dans une direction de 141°42'34", sur une distance de 32,34 mètres, puis, dans une direction de 126°20'18", sur une distance de 14,67 mètres, puis, dans une direction de 116°35'36", sur une distance de 37,13 mètres, puis, dans une direction de 143°07'44", sur une distance de 10,51 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 610,4 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11438 de ses minutes.

App. C - 98

63.	Lands subject to superficies and servitudes granted by 9037-8365 Québec Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on December 23, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 828 092.

63.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent soixante-sept (4 212 267 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, au nord-est et à l'est par une partie du lot 4 212 267, au sud-ouest par une partie du lot 4 213 042, à l'ouest, au sud-ouest et au sud par une autre partie du lot 4 212 267 et au sud-ouest par une autre partie du lot 4 213 042.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 267, le point A, de là vers le sud-est, dans une direction de 135°29'27", sur une distance de 34,20 mètres jusqu'au point B, point de départ. De là vers l'est, sur une distance de 47,56 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-est, dans une direction de 121°06'25", sur une distance de 108,22 mètres, puis, sur une distance de 60,27 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 172°38'42", sur une distance de 69,38 mètres; de là vers le nord-ouest, dans une direction de 315°29'27", sur une distance de 19,87 mètres; de là vers le nord, dans une direction de 352°38'42", sur une distance de 53,55 mètres; de là vers le nord-ouest, sur une distance de 49,47 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 301°06'25", sur une distance de 108,22 mètres; de là vers l'ouest, sur une distance de 30,11 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le nord-ouest, dans une direction de 315°29'27", sur une distance de 15,52 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 162,0 mètres carrés.

63.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille deux cent soixante-sept (4 212 267 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est, au nord et au nord-est par une partie du lot 4 212 267, au sud-est par une partie du lot 4 212 872 (Rang Saint-Paul), au sud-ouest et au sud par une autre partie du lot 4 212 267 et au sud-ouest par une partie du lot 4 213 042.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 213 042, le point C, de là vers le nord-ouest, dans une direction de 316°49'34", sur une distance de 81,30 mètres jusqu'au point D, point de départ. De là vers le nord-ouest, dans une direction de 316°49'34", sur une distance de 414,98 mètres; de là vers le sud-est, sur une distance de

App. C - 99

7,37 mètres le long d'un arc de cercle de 11,00 mètres de rayon, puis, dans une direction de 136°28'51", sur une distance de 222,57 mètres, puis, dans une direction de 138°15'53", sur une distance de 37,99 mètres, puis, sur une distance de 39,91 mètres le long d'un arc de cercle de 287,00 mètres de rayon, puis, dans une direction de 130°17'53", sur une distance de 15,46 mètres, puis, sur une distance de 37,81 mètres le long d'un arc de cercle de 103,00 mètres de rayon, puis, sur une distance de 101,27 mètres le long d'un arc de cercle de 92,67 mètres de rayon; de là vers l'est, dans une direction de 88°43'03", sur une distance de 67,86 mètres, puis, sur une distance de 49,80 mètres le long d'un arc de cercle de 522,00 mètres de rayon, puis, dans une direction de 83°15'04", sur une distance de 47,91 mètres, puis, sur une distance de 45,71 mètres le long d'un arc de cercle de 543,00 mètres de rayon, puis, dans une direction de 78°25'42", sur une distance de 39,56 mètres, puis, sur une distance de 3,75 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le sud-est, dans une direction de 121°23'21", sur une distance de 3,08 mètres; de là vers le sud-ouest, dans une direction de 235°24'35", sur une distance de 11,10 mètres, puis, dans une direction de 245°08'12", sur une distance de 5,99 mètres; de là vers le nord-ouest, dans une direction de 335°08'11", sur une distance de 1,66 mètre, puis, sur une distance de 2,68 mètres le long d'un arc de cercle de 2,00 mètres de rayon; de là vers l'ouest, dans une direction de 258°25'42", sur une distance de 26,85 mètres, puis, sur une distance de 46,21 mètres le long d'un arc de cercle de 549,00 mètres de rayon, puis, dans une direction de 263°15'04", sur une distance de 47,91 mètres, puis, sur une distance de 50,38 mètres le long d'un arc de cercle de 528,00 mètres de rayon, puis, dans une direction de 268°43'03", sur une distance de 67,86 mètres, puis, sur une distance de 50,57 mètres le long d'un arc de cercle de 98,67 mètres de rayon jusqu'au point D, le point de départ.

Contenant en superficie, ladite parcelle, 3 226,8 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11439 de ses minutes.

64.	Lands subject to superficies and servitudes granted by Ferme Desy Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 758.

64.1	PARCELLE 1 : ÉOLIENNE T1

Une partie du lot quatre millions deux cent onze mille huit cent quatre-vingt-deux (4 211 882 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 211 882, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 297°10'58", sur une distance de 496,08 mètres à partir du point d’intersection des limites nord-ouest et nord-est du lot 4 211 880.

App. C - 100

64.2	PARCELLES 2 ET 3 : ÉOLIENNE T4

Une partie des lots 4 211 923 et 4 213 042 du cadastre du Québec, circonscription foncière de Thetford, étant un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés. Le centre du cercle est situé dans une direction de 235°26'23", sur une distance de 81,74 mètres à partir du point d’intersection de la ligne séparative des lots 4 211 924 et 4 212 267 avec la limite nord-est du lot 4 213 042.

64.2.1	PARCELLE 2 : ÉOLIENNE T4 – SEGMENT LOT 4 211 923 PTIE

Le segment du cercle faisant partie du lot quatre millions deux cent onze mille neuf cent vingt-trois (4 211 923 PTIE) du cadastre du Québec, circonscription foncière de Thetford, étant plus amplement décrit comme suit, savoir :

Borné au nord-est par une partie du lot 4 213 042 et de toute autre part par une autre partie du lot 4 211 923.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 211 923, le point A, de là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 1 050,28 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, sur une distance de 148,05 mètres le long d'un arc de cercle de 58,36 mètres de rayon; et de là vers le sud-est, dans une direction de 135°57'03", sur une distance de 111,42 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 3 351,7 mètres carrés.

64.2.2	PARCELLE 3 : ÉOLIENNE T4 – SEGMENT LOT 4 213 042 PTIE

Le segment du cercle faisant partie du lot quatre millions deux cent treize mille quarante-deux (4 213 042 PTIE) du cadastre du Québec, circonscription foncière de Thetford, étant plus amplement décrit comme suit, savoir :

Borné au sud-ouest par une partie du lot 4 211 923 et de toute autre part par une autre partie du lot 4 213 042.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 213 042, le point A, de là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 1 050,28 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 111,42 mètres; et de là vers le sud-est, sur une distance de 218,64 mètres le long d'un arc de cercle de 58,36 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 7 348,3 mètres carrés.

App. C - 101

64.3	PARCELLES 4 ET 5 : ÉOLIENNE T5

Une partie des lots 4 211 923 et 4 213 042 du cadastre du Québec, circonscription foncière de Thetford, étant un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés. Le centre du cercle est situé dans une direction de 337°10'58", sur une distance de 515,72 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 211 923.

64.3.1	PARCELLE 4 : ÉOLIENNE T5 – SEGMENT LOT 4 211 923 PTIE

Le segment du cercle faisant partie du lot quatre millions deux cent onze mille neuf cent vingt-trois (4 211 923 PTIE) du cadastre du Québec, circonscription foncière de Thetford, étant plus amplement décrit comme suit, savoir :

Borné au nord-est par une partie du lot 4 213 042 et de toute autre part par une autre partie du lot 4 211 923.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 211 923, le point A, de là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 437,22 mètres jusqu'au point C, point de départ. De là vers le nord-ouest, sur une distance de 181,66 mètres le long d'un arc de cercle de 58,36 mètres de rayon; et de là vers le sud-est, dans une direction de 135°57'03", sur une distance de 116,71 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 5 251,6 mètres carrés.

64.3.2	PARCELLE 5 : ÉOLIENNE T5 – SEGMENT LOT 4 213 042 PTIE

Le segment du cercle faisant partie du lot quatre millions deux cent treize mille quarante-deux (4 213 042 PTIE) du cadastre du Québec, circonscription foncière de Thetford, étant plus amplement décrit comme suit, savoir :

Borné au sud-ouest par une partie du lot 4 211 923 et de toute autre part par une autre partie du lot 4 213 042.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 213 042, le point A, de là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 437,22 mètres jusqu'au point C, point de départ. De là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 116,71 mètres; et de là vers le sud-est, sur une distance de 185,03 mètres le long d'un arc de cercle de 58,36 mètres de rayon jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 5 448,4 mètres carrés.

App. C - 102

64.4	PARCELLE 7 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent onze mille huit cent quatre-vingt-deux (4 211 882 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 211 922 et au sud-est, au sud-ouest et au nord-ouest par une autre partie du lot 4 211 882.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 211 882, le point D, de là vers le nord-ouest, dans une direction de 316°19'56", sur une distance de 1 039,47 mètres jusqu'au point F, point de départ. De là vers le sud-ouest, sur une distance de 21,08 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 216°19'47", sur une distance de 119,95 mètres, puis, sur une distance de 25,66 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 238°16'16", sur une distance de 208,89 mètres, puis, sur une distance de 18,65 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 218°50'23", sur une distance de 125,41 mètres; de là vers le nord-ouest, dans une direction de 308°50'23", sur une distance de 12,00 mètres; de là vers le nord-est, dans une direction de 38°50'23", sur une distance de 125,41 mètres, puis, sur une distance de 22,72 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 58°16'16", sur une distance de 208,89 mètres, puis, sur une distance de 21,06 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 36°19'47", sur une distance de 119,95 mètres, puis, sur une distance de 23,14 mètres le long d'un arc de cercle de 67,00 mètres de rayon; et de là vers le sud-est, dans une direction de 136°19'56", sur une distance de 12,22 mètres jusqu'au point F, le point de départ.

Contenant en superficie, ladite parcelle, 6 244,8 mètres carrés.

64.5	PARCELLE 8 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent onze mille neuf cent vingt-trois (4 211 923 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord, au nord-est, au nord et au nord-ouest par une partie du lot 4 211 923, au nord-est par une partie du lot 4 213 042, au sud-est et à l'est par une partie du lot 4 211 923, au sud-ouest par une partie du lot 4 211 922, à l'ouest, au sud-ouest et au sud par une autre partie du lot 4 211 923 et au sud-ouest par une autre partie du lot 4 211 922.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 211 923, le point A, de là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 771,46 mètres jusqu'au point G, point de départ. De là vers le sud-ouest, sur une distance de 45,66 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud, dans une direction de 182°35'44", sur une distance de 195,38 mètres; de là vers le nord-ouest, dans une direction de 316°08'43", sur une distance de 16,56 mètres; de là vers le nord,

App. C - 103

dans une direction de 2°35'44", sur une distance de 164,16 mètres; de là vers le nord-ouest, sur une distance de 88,42 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers l'ouest, dans une direction de 270°29'23", sur une distance de 162,57 mètres, puis, sur une distance de 4,74 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-ouest, dans une direction de 316°08'43", sur une distance de 19,76 mètres; de là vers l'est, dans une direction de 99°46'16", sur une distance de 9,80 mètres, puis, sur une distance de 8,91 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 90°29'23", sur une distance de 162,57 mètres; de là vers le sud-est, sur une distance de 54,65 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers l'est, sur une distance de 13,36 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord-est, dans une direction de 41°33'45", sur une distance de 26,68 mètres; et de là vers le sud-est, dans une direction de 135°57'03", sur une distance de 12,65 mètres jusqu'au point G, le point de départ.

Contenant en superficie, ladite parcelle, 5 921,0 mètres carrés.

64.6	PARCELLE 9 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent treize mille quarante-deux (4 213 042 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest et à l'ouest par une partie du lot 4 213 042, au nord-est par une partie du lot 4 212 267, à l'est, au nord-est, à l'est, au sud, à l'ouest, au sud-ouest et au sud par une autre partie du lot 4 213 042 et au sud-ouest par une partie du lot 4 211 923.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 211 923, le point A, de là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 771,46 mètres jusqu'au point G, point de départ. De là vers le nord-ouest, dans une direction de 315°57'03", sur une distance de 12,65 mètres; de là vers le nord-est, dans une direction de 41°33'45", sur une distance de 50,96 mètres; de là vers le nord, sur une distance de 46,96 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 352°38'42", sur une distance de 15,84 mètres; de là vers le sud-est, dans une direction de 135°29'27", sur une distance de 19,87 mètres; de là vers le sud, sur une distance de 58,74 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, sur une distance de 18,17 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le sud-est, sur une distance de 51,03 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 136°22'24", sur une distance de 94,53 mètres, puis, sur une distance de 30,23 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud, dans une direction de 162°13'22", sur une distance de 97,74 mètres; de là vers l'ouest, dans une direction de 252°13'22", sur une distance de 12,00 mètres; de là vers le nord, dans une direction de 342°13'22", sur une distance de 97,74 mètres; de là vers le nord-ouest, sur une distance de 24,81 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 316°22'24", sur une distance de 94,53 mètres; et de là vers l'ouest, sur une distance de 82,76 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point G, le point de départ.

App. C - 104

Contenant en superficie, ladite parcelle, 4 947,4 mètres carrés.

64.7	PARCELLE 10 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent treize mille quarante-deux (4 213 042 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 267 et au sud, à l'ouest et au nord par une autre partie du lot 4 213 042.

Partant du point d’intersection de la ligne séparative des lots 4 211 924 et 4 212 267 avec la limite nord-est du lot 4 213 042, le point H, de là vers le sud-est, dans une direction de 135°29'27", sur une distance de 34,20 mètres jusqu'au point I, point de départ. De là vers le sud-est, dans une direction de 135°29'27", sur une distance de 15,52 mètres; de là vers l'ouest, sur une distance de 9,23 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 260°07'33", sur une distance de 80,11 mètres; de là vers le nord, dans une direction de 350°07'33", sur une distance de 12,00 mètres; de là vers l'est, dans une direction de 80°07'33", sur une distance de 80,11 mètres, puis, sur une distance de 0,37 mètre le long d'un arc de cercle de 67,00 mètres de rayon jusqu'au point I, le point de départ.

Contenant en superficie, ladite parcelle, 1 017,6 mètres carrés.

64.8	PARCELLE 11 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent treize mille quarante-deux (4 213 042 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 267 et au sud-ouest par une autre partie du lot 4 213 042.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 213 042, le point J, de là vers le nord-ouest, dans une direction de 316°49'34", sur une distance de 81,30 mètres jusqu'au point K, point de départ. De là vers le nord-ouest, sur une distance de 57,26 mètres le long d'un arc de cercle de 98,67 mètres de rayon, puis, sur une distance de 10,60 mètres le long d'un arc de cercle de 97,00 mètres de rayon; et de là vers le sud-est, dans une direction de 136°49'34", sur une distance de 66,81 mètres jusqu'au point K, le point de départ.

Contenant en superficie, ladite parcelle, 224,7 mètres carrés.

64.9	PARCELLE 12 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent treize mille quarante-deux (4 213 042 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 105

De figure irrégulière, bornée au nord-est par une partie du lot 4 212 267 et au sud-ouest, au sud, au sud-est, à l'ouest, au nord-ouest et au nord par une autre partie du lot 4 213 042.

Partant du point d’intersection des limites nord-est et sud-est du lot 4 213 042, le point J, de là vers le nord-ouest, dans une direction de 316°49'34", sur une distance de 176,30 mètres jusqu'au point L, point de départ. De là vers le nord-ouest, dans une direction de 310°17'53", sur une distance de 12,17 mètres, puis, sur une distance de 40,74 mètres le long d'un arc de cercle de 293,00 mètres de rayon, puis, dans une direction de 318°15'53", sur une distance de 37,90 mètres, puis, dans une direction de 316°28'51", sur une distance de 222,48 mètres; de là vers l'ouest, sur une distance de 8,00 mètres le long d'un arc de cercle de 5,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 224°47'01", sur une distance de 78,13 mètres; de là vers le nord, dans une direction de 342°13'22", sur une distance de 6,76 mètres; de là vers le nord-est, dans une direction de 44°47'01", sur une distance de 75,01 mètres; de là vers l'est, sur une distance de 10,23 mètres le long d'un arc de cercle de 11,00 mètres de rayon; et de là vers le sud-est, dans une direction de 136°49'34", sur une distance de 319,98 mètres jusqu'au point L, le point de départ.

Contenant en superficie, ladite parcelle, 1 396,0 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11440 de ses minutes.

65.	Lands subject to superficies and servitudes granted by Jean-Charles Dion to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 559.

PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent onze mille neuf cent vingt-deux (4 211 922 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest et au nord par une partie du lot 4 211 922, au nord-est par une partie du lot 4 211 923, au sud et au sud-est par une autre partie du lot 4 211 922 et au sud-ouest par une partie du lot 4 211 882.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 211 922, le point A, de là vers le nord-ouest, dans une direction de 316°19'56", sur une distance de 1 039,47 mètres jusqu'au point C, point de départ. De là vers le nord-ouest, dans une direction de 316°19'56", sur une distance de 12,22 mètres; de là vers le nord-est, sur une distance de 2,53 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 58°17'06", sur une distance de 106,36 mètres; de là vers l'est, sur une distance de 48,51 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 99°46'16", sur une distance de 70,38 mètres; de là vers le sud-est, dans

App. C - 106

une direction de 136°08'43", sur une distance de 19,76 mètres; de là vers l'ouest, sur une distance de 6,12 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 279°46'16", sur une distance de 80,18 mètres, puis, sur une distance de 39,82 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le sud-ouest, dans une direction de 238°17'06", sur une distance de 106,36 mètres jusqu'au point C, le point de départ.

Contenant en superficie, ladite parcelle, 2 763,1 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11441 de ses minutes.

66.	Lands subject to superficies and servitudes granted by Sylvie Laflamme to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 357.

66.1	PARCELLE 1 : ÉOLIENNE T2

Une partie du lot quatre millions deux cent onze mille huit cent quatre-vingts (4 211 880 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie, bornée de toute part par une autre partie du lot 4 211 880, est un cercle centré sur la position projetée de l’éolienne, d’un rayon de 58,36 mètres, d’une circonférence de 366,69 mètres et d’une superficie de 10 700,0 mètres carrés.

Pour fin de rattachement, le centre du cercle est situé dans une direction de 345°25'38", sur une distance de 395,68 mètres à partir du point d’intersection des limites sud-est et sud-ouest du lot 4 211 880.

66.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent onze mille huit cent quatre-vingts (4 211 880 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au sud-ouest, à l'ouest, au sud-ouest, au nord-ouest, au nord-est, au nord-ouest, à l'ouest et au nord-ouest par une partie du lot 4 211 880, au nord-est par une partie du lot 4 211 882, au sud-est, à l'est, au nord-est et au nord par une autre partie du lot 4 211 880 et au sud-est par une partie du lot 4 212 872 (Rang Saint-Paul).

Partant du point d’intersection des limite nord-est et sud-est du lot 4 211 880, le point A, de là vers le sud-ouest, dans une direction de 223°41'41", sur une distance de 77,68 mètres, puis, dans une direction de 228°40'42", sur une distance de 62,92 mètres jusqu'au point B, point de départ. De là vers le sud-ouest, dans une direction de 228°40'42", sur une distance de 41,15 mètres; de là vers le nord-ouest, sur une distance de 10,30 mètres le long d'un arc de cercle de 8,00 mètres de rayon, puis, sur une distance de 53,29 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 322°11'12",

App. C - 107

sur une distance de 91,08 mètres, puis, sur une distance de 18,76 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord, dans une direction de 338°13'47", sur une distance de 51,41 mètres; de là vers le nord-ouest, sur une distance de 41,16 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 295°21'00", sur une distance de 66,89 mètres; de là vers le nord-est, dans une direction de 25°21'05", sur une distance de 12,00 mètres; de là vers le sud-est, dans une direction de 115°21'00", sur une distance de 71,05 mètres; de là vers le nord-est, sur une distance de 16,90 mètres le long d'un arc de cercle de 8,00 mètres de rayon; de là vers le nord, dans une direction de 354°19'15", sur une distance de 61,02 mètres, puis, sur une distance de 50,69 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 37°40'19", sur une distance de 62,31 mètres; de là vers le sud-est, dans une direction de 137°05'17", sur une distance de 12,16 mètres; de là vers le sud-ouest, dans une direction de 217°40'19", sur une distance de 60,32 mètres; de là vers le sud, sur une distance de 41,61 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 174°19'15", sur une distance de 89,33 mètres, puis, sur une distance de 15,45 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 158°13'47", sur une distance de 51,41 mètres; de là vers le sud-est, sur une distance de 15,40 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 142°11'12", sur une distance de 91,08 mètres; et de là vers l'est, sur une distance de 82,01 mètres le long d'un arc de cercle de 55,00 mètres de rayon jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 6 566,9 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11442 de ses minutes.

67.	Lands subject to superficies and servitudes granted by Jean Ferland to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 879.

67.1	PARCELLE 1 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille cinq cent vingt et un (4 212 521 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 846 (Route Sainte-Catherine), à l'est et au nord-est par une partie du lot 4 212 521, au sud-est par une partie du lot 4 212 921 et au sud-ouest et au sud par une autre partie du lot 4 212 521.

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 212 521, le point A, de là vers le nord-est, dans une direction de 46°15'52", sur une distance de 662,22 mètres jusqu'au point B, point de départ. De là vers le nord-ouest, dans une direction de 300°46'10", sur une distance de 53,46 mètres, puis, sur une distance de 20,41 mètres le long d'un arc de cercle de 67,00 mètres de rayon, puis, dans une direction de 318°13'29",

App. C - 108

sur une distance de 50,91 mètres; de là vers l'ouest, sur une distance de 68,06 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le nord-est, dans une direction de 47°52'39", sur une distance de 61,00 mètres; de là vers le sud, sur une distance de 25,59 mètres le long d'un arc de cercle de 25,00 mètres de rayon; de là vers le sud-est, dans une direction de 138°13'29", sur une distance de 81,90 mètres, puis, sur une distance de 16,76 mètres le long d'un arc de cercle de 55,00 mètres de rayon, puis, dans une direction de 120°46'10", sur une distance de 56,78 mètres; et de là vers le sud-ouest, dans une direction de 226°15'52", sur une distance de 12,45 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 2 720,1 mètres carrés.

67.2	PARCELLE 2 : RÉSEAU COLLECTEUR

Une partie du lot quatre millions deux cent douze mille neuf cent vingt et un (4 212 921 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 521, au nord-est, à l'est, au sud-est et à l'est par une partie du lot 4 212 921, au sud-est par une partie du lot 4 212 522 et à l'ouest, au nord-ouest, à l'ouest et au sud-ouest par une autre partie du lot 4 212 921.

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 212 921, le point A, de là vers le nord-est, dans une direction de 46°15'52", sur une distance de 662,22 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 46°15'52", sur une distance de 12,45 mètres; de là vers le sud-est, dans une direction de 120°46'10", sur une distance de 50,00 mètres; de là vers le sud, sur une distance de 119,84 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 223°14'55", sur une distance de 86,93 mètres, puis, sur une distance de 14,20 mètres le long d'un arc de cercle de 106,00 mètres de rayon, puis, dans une direction de 230°55'27", sur une distance de 89,19 mètres; de là vers le sud, sur une distance de 85,58 mètres le long d'un arc de cercle de 55,00 mètres de rayon; de là vers le sud-ouest, dans une direction de 226°38'46", sur une distance de 12,04 mètres; de là vers le nord, sur une distance de 105,32 mètres le long d'un arc de cercle de 67,00 mètres de rayon; de là vers le nord-est, dans une direction de 50°55'27", sur une distance de 89,19 mètres, puis, sur une distance de 12,59 mètres le long d'un arc de cercle de 94,00 mètres de rayon, puis, dans une direction de 43°14'55", sur une distance de 86,93 mètres; de là vers le nord, sur une distance de 98,37 mètres le long d'un arc de cercle de 55,00 mètres de rayon; et de là vers le nord-ouest, dans une direction de 300°46'10", sur une distance de 53,33 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 5 348,8 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 21 septembre 2016 sous le numéro 11443 de ses minutes.

App. C - 109

68.	Lands subject to superficies and servitudes granted by Municipalité de la paroisse de Saint-Séverin to the Project Company under a Deed executed before Alain Bolduc, Notary, on January 20, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 861 588.

Un immeuble sis et situé en la Municipalité de Saint-Séverin, province de Québec, connu et désigné comme étant le lot SIX MILLIONS SEPT MILLE DEUX CENT SOIXANTE-DIX-HUIT (6 007 278) du cadastre du Québec, circonscription foncière de Beauce.

69.	Lands subject to superficies and servitudes granted by Viateur Sylvain to the Project Company under a Deed executed before Alain Bolduc, Notary, on February 1, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 881 717.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT DIX-NEUF MILLE NEUF CENT ONZE (4 219 911 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure triangulaire, bornée au nord-ouest et au nord par une autre partie du lot 4 219 911 et au sud-est par une partie du lot 4 957 239.

Partant du point d’intersection des limites nord-ouest et sud-est du lot 4 957 239, le point A, de là vers le nord-est, dans une direction de 56°01’31”, sur une distance de 11,45 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 33°56’01”, sur une distance de 17,27 mètres; de là vers l'est, dans une direction de 77°37’10”, sur une distance de 17,65 mètres; et de là vers le sud-ouest, dans une direction de 236°01’31”, sur une distance de 32,42 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 105,3 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 16 janvier 2017 sous le numéro 11718 de ses minutes.

70.	Lands subject to superficies and servitudes granted by Les Entreprises Giguère & Sylvain Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on February 3, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 884 132.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS NEUF CENT CINQUANTE-SEPT MILLE DEUX CENT TRENTE-NEUF (4 957 239 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

App. C - 110

De figure irrégulière, bornée au nord-ouest par une partie des lots 4 957 239 et 4 219 911, au nord par une autre partie du lot 4 957 239, au sud-est, au sud, au sud-est et au sud par une partie du lot 4 220 563 (Rang Sainte-Marguerite).

Partant du point d’intersection des limites nord-ouest et sud-est du lot 4 957 239, le point A, de là vers le nord-est, dans une direction de 56°01’31”, sur une distance de 11,45 mètres jusqu'au point B, point de départ. De là vers le nord-est, dans une direction de 56°01’31”, sur une distance de 32,42 mètres; de là vers l'est, dans une direction de 77°37’10”, sur une distance de 43,25 mètres, puis, dans une direction de 89°18’02”, sur une distance de 22,79 mètres; de là vers le sud-ouest, dans une direction de 240°57’37”, sur une distance de 29,73 mètres; de là vers l'ouest, dans une direction de 259°01’16”, sur une distance de 35,62 mètres; de là vers le sud-ouest, dans une direction de 242°44’07”, sur une distance de 12,48 mètres; de là vers l'ouest, dans une direction de 259°44’00”, sur une distance de 22,42 mètres; et de là vers le nord-est, dans une direction de 33°56’01”, sur une distance de 3,93 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 940,7 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 16 janvier 2017 sous le numéro 11719 de ses minutes.

71.	Lands subject to superficies and servitudes granted by Lacard S.E.N.C. to the Project Company under a Deed executed before Alain Bolduc, Notary, on February 6, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 887 391.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS DEUX CENT VINGT MILLE CINQ CENT QUATRE-VINGT-SIX (4 220 586 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 529 069, au nord-est et au sud-est par une autre partie du lot 4 220 586 et au sud-ouest par une partie du lot 4 220 575 (Route Sainte-Marguerite).

Partant du point d’intersection des limites nord-ouest et sud-ouest du lot 4 220 586, le point A, point de départ. De là vers le nord-est, dans une direction de 55°20’17”, sur une distance de 9,94 mètres; de là vers le sud-est, dans une direction de 147°05’37”, sur une distance de 17,31 mètres; de là vers le sud-ouest, dans une direction de 207°07’47”, sur une distance de 14,74 mètres; de là vers le nord-ouest, dans une direction de 333°58’18”, sur une distance de 22,84 mètres, puis, sur une distance de 1,70 mètre le long d'un arc de cercle de 51,16 mètres de rayon jusqu'au point A, le point de départ.

Contenant en superficie, ladite parcelle, 230,1 mètres carrés.

App. C - 111

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 16 janvier 2017 sous le numéro 11717 de ses minutes.

72.	Lands subject to superficies and servitudes granted by Jean-Denis Sylvain to the Project Company under a Deed executed before Alain Bolduc, Notary, on February 1, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 881 706.

PARCELLE RÉSEAU COLLECTEUR

Une partie du lot QUATRE MILLIONS CINQ CENT VINGT-NEUF MILLE SOIXANTE-NEUF (4 529 069 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord et au nord-est par une autre partie du lot 4 529 069, au sud-est par une partie du lot 4 220 586 et au sud-ouest par une partie du lot 4 220 575 (Route Sainte-Marguerite).

Partant du point d’intersection des limites sud-est et sud-ouest du lot 4 529 069, le point A, point de départ. De là vers le nord-ouest, sur une distance de 54,18 mètres le long d'un arc de cercle de 51,16 mètres de rayon; de là vers l'est, dans une direction de 69°15’25”, sur une distance de 18,61 mètres, puis, dans une direction de 94°20’57”, sur une distance de 16,09 mètres; de là vers le sud-est, dans une direction de 138°19’17”, sur une distance de 19,21 mètres, puis, dans une direction de 147°05’37”, sur une distance de 12,82 mètres; de là vers le sud-ouest, dans une direction de 235°20’17”, sur une distance de 9,94 mètres jusqu'au point A, le point de départ.

Contenant en superficie, ladite parcelle, 541,3 mètres carrés.

Le tout tel que montré au plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, le 16 janvier 2017 sous le numéro 11716 de ses minutes.

1.	Lands subject to servitudes granted by 9035-1495 Québec Inc. to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 232.

Une partie du lot QUATRE MILLIONS QUATRE CENT QUARANTE-TROIS MILLE SOIXANTE ET UN (4 443 061 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 212 866 (Rang Saint-Paul), au nord-ouest et au nord-est par une partie du lot 4 212 864 (Rang Saint-Frédéric), et au sud-est, au sud, au sud-ouest et au sud-est par une autre partie du lot 4 443 061.

Partant du point d’intersection des limites nord-ouest et nord-est du lot 4 443 061, représenté par le point A sur le plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, en date du 21 octobre 2016, sous le numéro 11538

App. C - 112

de ses minutes, point de départ. De là vers le sud-est, dans la direction de 132o48’08’’, sur une distance de 84,41 mètres, puis, dans une direction de 131o15’43’’, sur une distance de 4,28 mètres; de là vers le sud-ouest, sur une distance de 8,10 mètres le long d’un arc de cercle de 10,00 mètres de rayon; de là vers l’ouest, dans une direction de 268o32’34’’, sur une distance de 10,97 mètres; de là vers le nord-ouest, sur une distance de 63,20 mètres le long d’un arc de cercle de 60,00 mètres de rayon, puis, dans une direction de 315o58’07’’, sur une distance de 10,55 mètres; de là vers le sud-ouest, sur une distance de 33,12 mètres le long d’un arc de cercle de 50,00 mètres de rayon; de là vers le nord-est, dans une direction de 29o52’01’’, sur une distance de 33,80 mètres, puis, dans une direction de 53o38’13’’, sur une distance de 7,33 mètres, puis, dans une direction de 47o45’05’’, sur une distance de 13,41 mètres, puis, dans une direction de 40o53’03’’, sur une distance de 7,75 mètres jusqu’au point A, le point de départ.

Contenant en superficie, ladite parcelle, 2 423,5 mètres carrés.

2.	Lands subject to servitudes granted by Jean-Louis Drouin to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 237.

Une partie du lot QUATRE MILLIONS DEUX CENT ONZE MILLE NEUF CENT QUARANTE (4 211 940 PTIE) du cadastre du Québec, circonscription foncière de Thetford; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par la Route 216 étant une partie des lots 4 212 879 et 4 212 797, au nord et au nord-est par une partie du lot 4 212 836 (Route du Radar) et au sud, au sud-ouest et au sud par une autre partie du lot 4 211 940.

Partant du point d'intersection des limites nord-ouest et nord du lot 4 211 940, représenté par le point A sur le plan annexé à la description technique préparée par Michel Asselin, arpenteur-géomètre, en date du 21 octobre 2016, sous le numéro 11539 de ses minutes point de départ. De là vers l'est, sur une distance de 12,58 mètres le long d'un arc de cercle de 8,53 mètres de rayon; de là vers le sud-est, dans une direction de 135°22'26", sur une distance de 71,64 mètres; de là vers l'ouest, sur une distance de 42,81 mètres le long d'un arc de cercle de 48,50 mètres de rayon; de là vers le nord-ouest, sur une distance de 33,14 mètres le long d'un arc de cercle de 50,00 mètres de rayon; de là vers l'ouest, sur une distance de 39,37 mètres le long d'un arc de cercle de 50,00 mètres de rayon, puis, dans une direction de 250°12'35", sur une distance de 2,29 mètres; et de là vers le nord-est, dans une direction de 50°54'47", sur une distance de 41,10 mètres jusqu'au point A, le point de départ.

Contenant en superficie, ladite parcelle, 1 477,5 mètres carrés.

3.	Lands subject to servitudes granted by Denis Pomerleau to the Project Company under a Deed executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 806 226.

App. C - 113

PARCELLE 1

Une partie du lot QUATRE MILLIONS DEUX CENT VINGT MILLE CENT SOIXANTE ET UN (4 220 161 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord par une partie du lot 4 220 567 (Route du 2e Rang), au nord-est par une partie du lot 4 220 568 (Chemin du 1er Rang) et au sud-ouest et au sud par une autre partie du lot  4 220 161.

Partant du point d’intersection des limites nord et nord-est du lot 4 220 161, représenté par le point A sur le plan 1/2 annexé à la description technique (la « Description technique ») préparée par Michel Asselin, arpenteur-géomètre, en date du 21 octobre 2016, sous le numéro 11540 de ses minutes, point de départ. De là vers le sud-est, dans une direction de 143°11’20", sur une distance de 12,79 mètres, puis, dans une direction de 143°25’56", sur une distance de 12,16 mètres; de là vers le nord-ouest, dans une direction de 306°05’41", sur une distance de 6,78 mètres; de là vers l’ouest, sur une distance de 39,95 mètres le long d’un arc de cercle de 51,00 mètres de rayon, puis, dans une direction de 261°12’45", sur une distance de 19,64 mètres, puis, dans une direction de 267°34’06", sur une distance de 17,27 mètres; et de là vers l’est, dans une direction de 80°47’08", sur une distance de 65,92 mètres jusqu’au point A, le point de départ.

Contenant en superficie, ladite parcelle, 274,8 mètres carrés.

PARCELLE 2

Une partie du lot QUATRE MILLIONS DEUX CENT VINGT MILLE CENT SOIXANTE ET UN (4 220 161 PTIE) du cadastre du Québec, circonscription foncière de Beauce; ladite partie étant plus amplement décrite comme suit, savoir :

De figure irrégulière, bornée au nord-ouest par une partie du lot 4 220 567 (Route du 2e Rang), à l'est, au sud-est, à l'est, au nord-est et au sud-est par une autre partie du lot 4 220 161 et au sud-ouest par une partie du lot 4 220 570 (Chemin du 2e Rang).

Partant du point d'intersection des limites nord-ouest et sud-ouest du lot 4 220 161, représenté par le point B sur le plan 2/2 annexé à la Description technique, point de départ. De là vers le nord-est, dans une direction de 53°25'22", sur une distance de 79,68 mètres; de là vers le sud, dans une direction de 192°19'00", sur une distance de 3,50 mètres; de là vers le sud-ouest, dans une direction de 231°27'58", sur une distance de 22,21 mètres; de là vers le sud, sur une distance de 77,58 mètres le long d'un arc de cercle de 51,00 mètres de rayon; de là vers le sud-est, dans une direction de 144°18'30", sur une distance de 27,97 mètres; de là vers le sud-ouest, dans une direction de 234°18'30", sur une distance de 4,15 mètres; de là vers le nord-ouest, dans une direction de 324°18'30", sur une distance de 17,84 mètres, puis, dans une direction de 322°15'59", sur une distance de 63,32 mètres jusqu'au point B, le point de départ.

Contenant en superficie, ladite parcelle, 1 156,5 mètres carrés.

App. C - 114

Appendix D: Documents & Key Counterparties

MSM Transaction
I. Material Project Agreements
Certain documents referenced in the Term Loan Agreement:

1. Engineering, Procurement and Construction Agreement dated February 24, 2017 between Borea Construction ULC and the Project Company (the “EPC Contract”).

2. Parent Company Guarantee dated February 24, 2017 by Blattner Holding Company and by Pomerleau Inc. in favor of the Project Company in respect of the EPC Contract.

3. Leases described in Exhibit I to this Appendix D that are Material Leases.

4. Deed of servitudes by Jean-Louis Drouin in favour of the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 237.

5. Deed of servitudes by Denis Pomerleau in favour of the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 806 226.

6. Deed of servitudes by 9035-1495 Québec Inc. in favour of the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 232.

7. Management, Operation and Maintenance Services Agreement dated March 3, 2017 between Pattern Operators Canada ULC (Operator) and the Project Company.

8. Project Administration Agreement dated March 3, 2017 between Operator and the Project Company.

9. Convention de société en commandite (limited partnership agreement) in respect of the Project Company dated as of January 15, 2015 between Mont Sainte-Marguerite Wind Farm Inc. (GP), as general partner, and Renewable Energy Systems Canada Inc. (RES Canada), as initial limited partner, as such agreement was supplemented pursuant to (i) a joinder agreement dated as of February 5, 2015 by Pattern Renewable Holdings Canada ULC (Pattern) in favour of RES Canada, the Project Company and the GP, (ii) a joinder agreement dated as of February 14, 2017 by PRHC GP Inc. (PRHC GP) in favour of Pattern, the Project Company and the GP, (iii) a joinder agreement dated as of February 14, 2017 by PRHC Holdings LP (PRHC LP) in favour of Pattern, PRHC GP, the Project Company and the GP, (iv) a joinder agreement dated as of February 14, 2017 by Pattern GP in favour

App. D - 1

of PRHC LP, the Project Company and the GP, and (v) a joinder agreement dated as of February 14, 2017 by Pattern LP in favour of PRHC LP, Pattern GP, the Project Company and the GP.

10. Contrat d’approvisionnement en électricité (Electricity Supply Contract) dated as of February 6, 2015 between the Project Company and Hydro Quebec Distribution, Quebec, as amended on August 11, 2016.

11. Wind turbine generator and tower supply and commissioning agreement dated as of March 3, 2017 between the Project Company and Siemens Wind Power Limited (Turbine Supply Agreement).

12. Parent company guarantee and consent dated as of March 3, 2017 among the Project Company, The Manufacturers Life Insurance Company, as collateral agent, and Siemens Aktiengesellschaft (the Turbine Supplier Parent) in respect of the Turbine Supply Agreement, as amended by an amendment dated March 3, 2017 executed by the Turbine Supplier Parent.

13. Service and maintenance agreement dated as of March 3, 2017 between the Project Company and the Siemens Wind Power Limited.

14. Convention de gestion (management agreement) dated as of January 15, 2015 among the Project Company and Opérations Éoliennes RES Canada S.E.C., as such agreement was assigned from Opérations Éoliennes RES Canada S.E.C. to Pattern Development MSM Management ULC (the Manager) pursuant to an assignment and assumption of management agreement dated as of February 5, 2015 and was acknowledged by the GP and Pattern pursuant to an acknowledgement and confirmation dated January 26, 2017 and accepted by the Manager on the same date.

15. Convention de collaboration amendée et refondue relativement au parc éolien Mont Sainte-Marguerite (Amended and Restated Cooperation Agreement for the Mont Sainte-Marguerite Wind Farm) dated as of April 1, 2016 between the Project Company and the municipalities of Saint-Séverin, Saint-Sylvestre and Saint-Coeur-de-Jésus.

16. Entente de raccordement pour l’intégration d’une centrale au réseau d’Hydro-Québec (Connection Agreement for the Integration of a Power Plant into the Hydro-Québec System) dated as of December 22, 2015 between the Project Company and Hydro-Québec (acting through its Hydro-Québec TransÉnergie division).

17. Road Use Agreements (i) dated as of September 21, 2016 entered into between the Project Company and the municipalities of Saint-Séverin (as amended by an amending agreement dated February 9, 2017), Saint-Sylvestre and Saint-Coeur-de-Jésus and (ii) dated as of December 13, 2016 entered into between the Project Company and the municipality of Saint-Frédéric.

18. Purchase Agreement for the main power transformer dated as of February 6, 2017 between the Project Company and HICO America Sales

App. D - 2

and Technology, Inc. 19. Padmount transformer purchase agreement between the Project Company and CG Power Systems USA Inc. dated February 8, 2017.
Certain other documents:	None.
II. Reports, Other Deliverables and Consultants
Consents from any Governmental Authority with respect to the Seller, the Subsidiary Transferors, the Project Company and any of the Project Company’s Subsidiaries:

With respect to the Seller: Not applicable.

With respect to the Subsidiary Transferors: Not applicable.

With respect to the Project Company: Consent of Hydro-Quebec Distribution, a division of Hydro-Quebec under that certain electricity supply agreement (Contrat d’approvisionnement en électricité) dated February 6, 2015, as amended by an amendment agreement (Convention relative aux modifications apportées au contrat d’approvisionnement en électricité) dated as of August 11, 2016 between Hydro-Quebec Distribution, a division of Hydro-Quebec, and the Project Company.

Environmental Consultant:	DNV GL
Environmental Reports:	See Phase One Environmental Site Assessment dated November 18, 2016 attached as Exhibit II to this Appendix D.
Independent Engineer:	DNV GL
Independent Engineer’s Report:	See Independent Engineer’s report dated March 1, 2017 attached as Exhibit III to this Appendix D.
Title Company:	Chicago Title Insurance Company
Title Policy:

Owner's Policy of Title Insurance dated February 23, 2017, issued by Chicago Title Insurance Company in favour of Parc éolien Mont Sainte-Marguerite S.E.C./ Mont Sainte-Marguerite Wind Farm L.P., Policy No. 11-07122016-538751-2 and attached as Exhibit IV to this Appendix D.

Wind Consultant:	DNV GL
Wind Energy and Resource Assessment Report:	See report dated November 4, 2016 prepared by the Wind Consultant and entitled “Energy Assessment of the Proposed Mont Sainte-Marguerite Wind Farm” attached as Exhibit V to this Appendix D.
Insurance Consultant:	Moore-McNeil, LLC
Insurance Consultant’s Report:	See Insurance Consultant’s report dated as of February 28, 2017 attached as Exhibit VI to this Appendix D.

App. D - 3

Insurance Policies:	Construction – Property Damage & Delay in Startup, Policy Number WI174583301 Owner’s Interest Liability (Construction & Ops), Policy Number WI174583301
Local Content Consultant:	PowerHub Inc.
Local Content Report:	See latest report dated February 6, 2017 attached as Exhibit VII to this Appendix D.
Transmission Consultant:	Not Applicable
Transmission Consultant’s Report:	Not Applicable
Cost Segregation Consultant:	Not Applicable
Cost Segregation Report:	Not Applicable
Accountant:	Not Applicable
III. Financing Arrangements
Term Loan Agreement:	Credit agreement made as of March 3, 2017 among, inter alios, the Project Company, as borrower, the lenders party thereto, and The Manufacturers Life Insurance Company, as administrative agent, collateral agent and co-lead arranger
Other Financing Arrangements:	Not Applicable
Indirect Financing Arrangements:	Not Applicable
Amendments to any document in this Part III of Appendix D	Not Applicable
Other Indebtedness:

A deferred payment of purchase price equal to $1,472,000 is owed to Renewable Energy Systems Canada Inc. pursuant to a securities purchase agreement dated February 5, 2015

A deferred payment of purchase price equal to $450,000 is owed to Innergex Renewable Energy Inc. pursuant to an assets purchase agreement dated July 14, 2015

IV. Equity and Co-Ownership Arrangements & Key Counterparties
Equity Capital Contribution Agreement (“ECCA”):	Not Applicable
Tax Equity Investors:	Not Applicable

App. D - 4

Project Agreement:	Not Applicable
V. First Nations Matters
Potential Disputes:	Claim set forth in the letter dated April 28, 2017 by Konrad H. Sioui, Grand Chief of the Huron Wendat Nation, to Mr. Pierre Arcand, Minister of Energy and Natural Resources of Quebec

App. D - 5

Exhibit I to Appendix D

Leases

1.	Deed of superficies and servitudes by Gestion Jean-Claude Grondin Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 806 157.

2.	Deed of superficies and servitudes by Colette Fecteau and Yves Galarneau to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 060.

3.	Deed of superficies and servitudes by Ferme C.L.R. Jacques SENC to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 255.

4.	Deed of superficies and servitudes by Réal Jacques to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 778 224.

5.	Deed of superficies and servitudes by Ferme Guy Berthiaume Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 527.

6.	Deed of superficies and servitudes by Steve Gagnon to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 019.

7.	Deed of superficies and servitudes by Gestion Steve Gagnon et Fils Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 196.

8.	Deed of superficies and servitudes by Isabelle Lamonde to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 390.

9.	Deed of superficies and servitudes by Groupe A.J.C. Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 827 888.

10.	Deed of superficies and servitudes by Germain Labrecque to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the

App. D - 6

Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 044.

11.	Deed of superficies and servitudes by Germain Labrecque to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 113.

12.	Deed of superficies and servitudes by Germain Nault to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 803 793.

13.	Deed of superficies and servitudes by Martin Laflamme Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 803 715.

14.	Deed of superficies and servitudes by Léo Ferland to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 812.

15.	Deed of superficies and servitudes by Joseph-Émile Ferland to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 847.

16.	Deed of superficies and servitudes by Boisé CSD Ferland S.E.N.C. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 726 and 22 828 371.

17.	Deed of superficies and servitudes by Claude Boily to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 827 901.

18.	Deed of superficies and servitudes by Groupement Forestier Chaudière Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 095.

19.	Deed of superficies and servitudes by Micheline Grenier and Ghislain Gagné to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 804 921.

20.	Deed of superficies and servitudes by Jean-Berchmans Grondin to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 805 342.

App. D - 7

21.	Deed of superficies and servitudes by Dave Gilbert and Keven Gilbert to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 806 181.

22.	Deed of superficies and servitudes by Stéphanie Roy to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 827 920.

23.	Deed of superficies and servitudes by Johanne Thivierge to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 803 901.

24.	Deed of superficies and servitudes by Louis-Aimé Lachance to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 287.

25.	Deed of superficies and servitudes by Léo-Paul Lachance to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 811 618.

26.	Deed of superficies and servitudes by Les Gouttières Citadelle (2000) Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 546.

27.	Deed of superficies and servitudes by 9228-0908 Québec Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 803 635.

28.	Deed of superficies and servitudes by La Terre à Mathias S.E.N.C. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 422.

29.	Deed of superficies and servitudes by Conrad Labbé to the Project Company executed before Alain Bolduc, Notary, on December 23, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 828 017.

30.	Deed of superficies and servitudes by Thérèse Vachon to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 746.

31.	Deed of superficies and servitudes by Germain Cliche to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 001.

32.	Deed of superficies and servitudes by Marie-Michèle Cloutier and François Goulet to the Project Company executed before Alain Bolduc, Notary, on December 7, 2016 and

App. D - 8

published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 805 219.

33.	Deed of superficies and servitudes by Romuald Doyon and Lisette Boucher to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 474.

34.	Deed of superficies and servitudes by Sylvain Cloutier to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 778 193.

35.	Deed of superficies and servitudes by Érablière Charco ENR. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 804 636.

36.	Deed of superficies and servitudes by Jean-Luc Berthiaume to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 768 373.

37.	Deed of superficies and servitudes by Pierrette Côté to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 768 386.

38.	Deed of superficies and servitudes by Érablière Daniel Létourneau Inc. to the Project Company executed before Alain Bolduc, Notary, on December 23, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 828 059.

39.	Deed of superficies and servitudes by Alain Bolduc to the Project Company executed before Mario Bergeron, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 785 288.

40.	Deed of superficies and servitudes by Paul Bolduc to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 328 and 22 828 350.

41.	Deed of superficies and servitudes by René Bolduc to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 264 and 22 828 345.

42.	Deed of superficies and servitudes by Commerçant d’équipements Robert Parsons Inc. to the Project Company executed before Alain Bolduc, Notary, on January 20, 2017 and

App. D - 9

published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 861 285.

43.	Deed of superficies and servitudes by Denis Sylvain, Gilles Sylvain and Lucie Sylvain to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under number 22 782 674.

44.	Deed of superficies and servitudes by Bertrand Côté to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 778 164.

45.	Deed of superficies and servitudes by Bertrand Côté and Jules Côté to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 768 398.

46.	Deed of superficies and servitudes by Johanne Lachance to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 321.

47.	Deed of superficies and servitudes by Germain Giroux to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 206.

48.	Deed of superficies and servitudes by Gestion Daniel Gauthier Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 171.

49.	Deed of superficies and servitudes by William Lehoux to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 507.

50.	Deed of superficies and servitudes by Réjean Berthiaume to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 570 and 22 828 379.

51.	Deed of superficies and servitudes by Léandre Berthiaume & Fils Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 260.

App. D - 10

52.	Deed of superficies and servitudes by Thérèse Tardif to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 722.

53.	Deed of superficies and servitudes by Bernadette Poulin and David Gilbert to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Division of Beauce under numbers 22 750 105 and 22 755 694.

54.	Deed of superficies and servitudes by Érablière des 2 F SENC to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 600.

55.	Deed of superficies and servitudes by Pierre Beaudet, Colette Laplante and Yvon Laplante to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 498 and 22 828 358.

56.	Deed of superficies and servitudes by Germain Blais to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under numbers 22 750 637 and 22 828 363.

57.	Deed of superficies and servitudes by Ferme Jessa Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 806 250.

58.	Deed of superficies and servitudes by Jean-Yves Martineau to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 582.

59.	Deed of superficies and servitudes by Régis Nadeau to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 827 976.

60.	Deed of superficies and servitudes by Michel Proulx and Nelson Turmel to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 631.

61.	Deed of superficies and servitudes by Diane Demers to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 681.

App. D - 11

62.	Deed of superficies and servitudes by Léandre Landry to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 467.

63.	Deed of superficies and servitudes by 9037-8365 Québec Inc. to the Project Company executed before Alain Bolduc, Notary, on December 23, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 828 092.

64.	Deed of superficies and servitudes by Ferme Desy Inc. to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 758.

65.	Deed of superficies and servitudes by Jean-Charles Dion to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 559.

66.	Deed of superficies and servitudes by Sylvie Laflamme to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 782 357.

67.	Deed of superficies and servitudes by Jean Ferland to the Project Company executed before Alain Bolduc, Notary, on November 10, 2016 and published at the Registry Office for the Registration Divisions of Thetford and Beauce under number 22 804 879.

68.	Deed of superficies and servitudes by Municipalité de la paroisse de Saint-Séverin to the Project Company executed before Alain Bolduc, Notary, on January 20, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 861 588.

69.	Deed of superficies and servitudes by Viateur Sylvain to the Project Company executed before Alain Bolduc, Notary, on February 1, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 881 717.

70.	Deed of superficies and servitudes by Les Entreprises Giguère & Sylvain Inc. to the Project Company executed before Alain Bolduc, Notary, on February 3, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 884 132.

71.	Deed of superficies and servitudes by Lacard S.E.N.C. to the Project Company executed before Alain Bolduc, Notary, on February 6, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 887 391.

72.	Deed of superficies and servitudes by Jean-Denis Sylvain to the Project Company executed before Alain Bolduc, Notary, on February 1, 2017 and published at the Registry Office for the Registration Division of Beauce under number 22 881 706.

App. D - 12

Exhibit II to Appendix D

Environmental Report

See attached.

App. D - 13

Exhibit III to Appendix D

Independent Engineer Report

See attached.

App. D - 14

Exhibit IV to Appendix D

Title Insurance

See attached.

App. D - 15

Exhibit V to Appendix D

Wind Consultant Report

See attached.

App. D - 16

Exhibit VI to Appendix D

Insurance Consultant Report

See attached.

App. D - 17

Exhibit VII to Appendix D

Local Content Report

See attached.

App. D - 18

Appendix E:

Affiliate Transactions

None.

App. E

Schedule 2.5

Seller Consents and Approvals

1.	Consent from Hydro-Quebec Distribution under the ESA (as defined in Part I of Appendix D).

2.	Notice to the Administrative Agent (as defined in the Term Loan Agreement) regarding Permitted Transfer (as defined in the Term Loan Agreement) of the Term Loan Agreement.

Schedule 2.5

Schedule 3.5

Purchaser Consents and Approvals

1.	Competition Act Approval.

Schedule 3.5

Schedule 4.2(f)

Tax Allocation

Acquired Interests	Allocation %	Allocation $
99.98% Limited Partnership Interest in	99.98%	$103,979,200
Mont Sainte-Marguerite Wind Farm LP

100% interest in	0.02%	$20,800
Pattern MSM GP Holdings Inc.

100% interest in	0%	$0
Pattern Development MSM Management ULC

Schedule 4.2(f) - 1

Schedule 6.4(b)

Control of Defense of Third Party Claims

Not applicable.

Schedule 6.4(b) - 1